                                                                     EXHIBIT 4.1


                              AMENDED AND RESTATED
                              DECLARATION OF TRUST








                        SUPERIOR NATIONAL CAPITAL TRUST I


                          Dated as of December 3, 1997

                               TABLE OF CONTENTS

                                                                                              Page

ARTICLE I         Defined Terms.............................................................     1

    Section 1.1   Definitions...............................................................     1

ARTICLE II        ESTABLISHMENT OF THE TRUST................................................    10

    Section 2.1   Name......................................................................    10
    Section 2.2   Office of the Delaware Trustee; Principal Place of Business...............    10
    Section 2.3   Initial Contribution of Trust Property; Organizational Expenses...........    10
    Section 2.4   Issuance of the Preferred Securities......................................    11
    Section 2.5   Issuance of the Common Securities; Subscription and Purchase of the Notes.    11
    Section 2.6   Purposes and Functions of the Trust.......................................    11
    Section 2.7   Authorization to Enter into Certain Transactions..........................    11
    Section 2.8   Assets of Trust...........................................................    15
    Section 2.9   Title to Trust Property...................................................    15

ARTICLE III       PAYMENT ACCOUNT...........................................................    15

    Section 3.1   Payment Account...........................................................    15

ARTICLE IV        DISTRIBUTIONS; REDEMPTION.................................................    15

    Section 4.1   Distributions.............................................................    15
    Section 4.2   Redemption................................................................    17
    Section 4.3   Subordination of Common Securities........................................    18
    Section 4.4   Payment Procedures........................................................    19
    Section 4.5   Tax Returns and Reports...................................................    19
    Section 4.6   Payment of Taxes, Duties, Etc. of Trust...................................    19
    Section 4.7   Payments under Indenture..................................................    19

ARTICLE V         TRUST SECURITIES CERTIFICATES.............................................    20

    Section 5.1   Initial Ownership.........................................................    20
    Section 5.2   General Provisions Regarding Trust Securities.............................    20
    Section 5.3   Execution and Authentication..............................................    20
    Section 5.4   Form and Dating...........................................................    21
    Section 5.5   Transfer of Trust Securities..............................................    22
    Section 5.6   Transfer Procedures and Restrictions......................................    23
    Section 5.7   Temporary Securities......................................................    29
    Section 5.8   Securities Register and Securities Registrar..............................    30
    Section 5.9   Mutilated, Destroyed, Lost or Stolen Trust Securities Certificates........    30
    Section 5.10  Persons Deemed Securityholders............................................    30
    Section 5.11  Access to List of Securityholders' Names and Addresses....................    31
    Section 5.12  Maintenance of Office or Agency...........................................    31


                                                                                               Page
    Section 5.13  Appointment of Paying Agent...............................................    31
    Section 5.14  Ownership of Common Securities by Sponsor.................................    32
    Section 5.15  Rights of Securityholders.................................................    32

ARTICLE VI        ACTS OF SECURITYHOLDERS; MEETINGS; VOTING.................................    34

    Section 6.1   Limitations on Voting Rights..............................................    34
    Section 6.2   Notice of Meetings........................................................    36
    Section 6.3   Meetings of Preferred Securities Securityholders..........................    37
    Section 6.4   Voting Rights.............................................................    37
    Section 6.5   Proxies, etc..............................................................    37
    Section 6.6   Securityholder Action by Written Consent..................................    38
    Section 6.7   Record Date for Voting and Other Purposes.................................    38
    Section 6.8   Acts of Securityholders...................................................    38
    Section 6.9   Inspection of Records.....................................................    39

ARTICLE VII       REPRESENTATIONS AND WARRANTIES............................................    39

    Section 7.1   Representations and Warranties of the Bank, the Preferred Trustee and the
                  Delaware Trustee..........................................................    39
    Section 7.2   Representations and Warranties of Sponsor.................................    41

ARTICLE VIII      THE TRUSTEES..............................................................    41

    Section 8.1   Certain Duties and Responsibilities.......................................    41
    Section 8.2   Certain Notices...........................................................    42
    Section 8.3   Certain Rights of Preferred Trustee.......................................    43
    Section 8.4   Not Responsible for Recitals or Issuance of Securities....................    44
    Section 8.5   May Hold Securities.......................................................    45
    Section 8.6   Compensation; Indemnity; Fees.............................................    45
    Section 8.7   Corporate Preferred Trustee Required; Eligibility of Trustees.............    46
    Section 8.8   Conflicting Interests.....................................................    46
    Section 8.9   Co-Trustees and Separate Trustee..........................................    47
    Section 8.10  Resignation and Removal; Appointment of Successor.........................    48
    Section 8.11  Acceptance of Appointment by Successor....................................    49
    Section 8.12  Merger, Conversion, Consolidation or Succession to Business...............    50
    Section 8.13  Preferential Collection of Claims Against Sponsor or Trust................    50
    Section 8.14  Reports by Preferred Trustee..............................................    51
    Section 8.15  Reports to the Preferred Trustee..........................................    51
    Section 8.16  Evidence of Compliance with Conditions Precedent..........................    51
    Section 8.17  Number of Trustees........................................................    51
    Section 8.18  Delegation of Power.......................................................    52

                                                                                                Page
ARTICLE IX        DISSOLUTION, LIQUIDATION AND MERGER........................................    52

    Section 9.1   Dissolution Upon Expiration Date...........................................    52
    Section 9.2   Early Dissolution..........................................................    52
    Section 9.3   Termination................................................................    53
    Section 9.4   Liquidation................................................................    53
    Section 9.5   Mergers, Consolidations, Amalgamations or Replacements of the Trust........    55

ARTICLE X         MISCELLANEOUS PROVISIONS...................................................    56

    Section 10.1  Limitation of Rights of Securityholders....................................    56
    Section 10.2  Amendment..................................................................    57
    Section 10.3  Separability...............................................................    58
    Section 10.4  Governing Law..............................................................    58
    Section 10.5  Payments Due on Non-Business Day...........................................    59
    Section 10.6  Successors.................................................................    59
    Section 10.7  Headings...................................................................    59
    Section 10.8  Reports, Notices and Demands...............................................    59
    Section 10.9  Agreement Not to Petition..................................................    60
    Section 10.10 Trust Indenture Act; Conflict with Trust Indenture Act.....................    60
    Section 10.11 Acceptance of Terms of Declaration, Company Guarantee and Indenture........    60

                        SUPERIOR NATIONAL CAPITAL TRUST I

       Certain Sections of this Amended and Restated Declaration of Trust
                   Relating to Sections 310 through 318 of the
                          Trust Indenture Act of 1939:


Trust Indenture                                                           Trust Agreement
  Act Section                                                                Section
---------------                                                           ---------------

(Section) 310  (a)(1)......................................................8.7
               (a)(2)......................................................8.7
               (a)(3)......................................................8.9
               (a)(4)......................................................2.7(a)(ii)
               (b).........................................................8.8
(Section) 311  (a).........................................................8.13
               (b).........................................................8.13
(Section) 312  (a).........................................................5.7
               (b).........................................................5.7
               (c).........................................................5.7
(Section) 313  (a).........................................................8.14(a)
               (a)(4)......................................................8.14(b)
               (b).........................................................8.14(b)
               (c).........................................................10.8
               (d).........................................................8.14(c)
(Section) 314  (a).........................................................8.15
               (b).........................................................Not Applicable
               (c)(1)......................................................8.16
               (c)(2)......................................................8.16
               (c)(3)......................................................Not Applicable
               (d).........................................................Not Applicable
               (e).........................................................1.1, 8.16
(Section) 315  (a).........................................................8.1(a), 8.3(a)
               (b).........................................................8.2, 10.8
               (c).........................................................8.1(a)
               (d).........................................................8.1, 8.3
               (e).........................................................Not Applicable
(Section) 316  (a).........................................................Not Applicable
               (a)(1)(A)...................................................Not Applicable
               (a)(1)(B)...................................................Not Applicable
               (a)(2)......................................................Not Applicable
               (b).........................................................5.14

               (c).........................................................6.7
(Section) 317  (a)(1)......................................................Not Applicable
               (a)(2)......................................................Not Applicable
               (b).........................................................5.9
(Section) 318  (a).........................................................10.10

                                 ---------------

     Note: This reconciliation and tie sheet shall not, for any purpose, be deemed to be a part of the Amended and Restated Declaration of Trust.

                    AMENDED AND RESTATED DECLARATION OF TRUST
                                       OF

                        Superior National Capital Trust I


               AMENDED AND RESTATED DECLARATION OF TRUST ("Declaration") dated and effective as of December 3, 1997, by the Trustees (as defined herein), the Sponsor (as defined herein) and by the holders, from time to time, of undivided beneficial ownership interests in the assets of the Trust to be issued pursuant to this Declaration;

               WHEREAS, the Trustees and the Sponsor wish to continue Superior National Capital Trust I (the "Trust"), a business trust created under the Delaware Business Trust Act pursuant to the original Declaration of Trust of the Trust, dated as of October 24, 1997 (the "Original Declaration"), and a Certificate of Trust of the Trust, which was filed with the Secretary of State of the State of Delaware on October 24, 1997;

               WHEREAS, the purposes of the Trust shall be to provide for, among other things, (i) the issuance of the Common Securities by the Trust to the Sponsor, (ii) the issuance and sale of the Preferred Securities by the Trust pursuant to the Purchase Agreement, (iii) the acquisition by the Trust from the Sponsor of all of the right, title and interest in the Notes and (iv) the appointment of the Trustees;

               WHEREAS, all of the parties hereto, by this Declaration, amend and restate each and every term and provision of the Original Declaration;

               NOW, THEREFORE, it being the intention of the parties hereto to continue the Trust as a business trust under the Delaware Business Trust Act and that this Declaration constitute the governing instrument of such business trust, the Trustees declare that all assets contributed to the Trust will be held in trust for the benefit of the holders, from time to time, of the securities representing undivided beneficial ownership interests in the assets of the Trust issued hereunder, subject to the provisions of this Declaration.

                                    ARTICLE I

                                  Defined Terms

               Section 1.1   Definitions.

               For all purposes of this Declaration, except as otherwise expressly provided or unless the context otherwise requires:

               (a) the terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular;

               (b) all other terms used herein that are defined in the Trust Indenture Act, either directly or by reference therein, have the meanings assigned to them therein;

               (c) unless the context otherwise requires, any reference to an "Article" or a "Section" refers to an Article or a Section, as the case may be, of this Declaration; and

               (d) the words "herein", "hereof" and "hereunder" and other words of similar import refer to this Declaration as a whole and not to any particular Article, Section or other subdivision.

               "Accredited Investor Global Preferred Security" has the meaning set forth in Section 5.4(a).

               "Act" has the meaning specified in Section 6.8.

               "Affiliate" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person, provided, however, that an Affiliate of the Sponsor shall not be deemed to include the Trust. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

               "Bank" means the Preferred Trustee in its separate corporate capacity and not in its capacity as Preferred Trustee.

               "Bankruptcy Event" means, with respect to any Person, under the relevant jurisdiction:

               (a) the entry of a decree or order by a court having jurisdiction in the premises judging such Person a bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjudication or composition of or in respect of such Person under any applicable U.S. federal or state bankruptcy, insolvency, reorganization or other similar law, or appointing a receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of such Person or of any substantial part of its property or ordering the winding up or liquidation of its affairs, and the continuance of any such decree or order unstayed and in effect for a period of 60 consecutive days; or

               (b) the institution by such Person of proceedings to be adjudicated bankrupt or insolvent, or the consent by it to the institution or bankruptcy or insolvency proceedings against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under any applicable U.S. federal or state bankruptcy, insolvency, reorganization or other similar law, or the consent by it to the filing of any such petition or to the appointment of a receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of such Person or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the admission by it in writing of its inability to pay its debts generally as they become due and its willingness to be adjudicated a bankrupt, or the taking of corporate action by such Person in furtherance of any such action.

               "Bankruptcy Laws" has the meaning specified in Section 10.9.

               "Board Resolution" means a copy of a resolution certified by the Secretary, or an Assistant Secretary of the Sponsor to have been duly adopted by the Sponsor's Board of Directors or such committee of the Board of Directors or officers of the Sponsor to which authority to act on behalf of the Board of Directors has been delegated, and to be in full force and effect on the date of such certification and delivered to the Trustees.

               "Book-Entry Interest" means a beneficial interest in the Preferred Securities Certificates, ownership and transfers of which shall be made through book entries by a Clearing Agency as described in Section 5.4(b).

               "Business Day" means any day other than a day on which banking institutions in The City of New York or Wilmington, Delaware, are authorized or required by law to close.

               "Certificate Depository Agreement" means the Agreement among the Trust, the Sponsor and DTC, as the initial Clearing Agency, dated as of the Closing Date, relating to the Trust Securities Certificates, substantially in the form attached as Exhibit B, as the same may be amended and supplemented from time to time.

               "Change of Control Triggering Event" means the occurrence of a Change of Control Event (as defined in the Indenture).

               "Clearing Agency" means an organization registered as a "clearing agency" pursuant to Section 17A of the Exchange Act. DTC will be the initial Clearing Agency.

               "Clearing Agency Participant" means a broker, dealer, bank, other financial institution or other Person for whom from time to time a Clearing Agency effects book-entry transfers and pledges of securities deposited with the Clearing Agency.

               "Closing Date" has the meaning specified in the Purchase Agreement, which date is also the date of execution and delivery of this Declaration.

               "Code" means the Internal Revenue Code of 1986, as amended.

               "Commission" means the Securities and Exchange Commission, as from time to time constituted, created under the Exchange Act or, if at any time after the execution of this instrument such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time.

               "Common Securities" has the meaning specified in Section 5.2.

               "Common Securities Certificate" means a certificate evidencing ownership of Common Securities, substantially in the form attached as Exhibit C.

               "Common Securities Company Guarantee" means the guarantee Agreement dated as of December 3, 1997 of the Sponsor in respect of the Common Securities.

               "Company Guarantees" means the Common Securities Company Guarantee and the Preferred Securities Company Guarantee.

               "Company Trustee" means each of William E. Gentz, Arnold J. Senter and J. Chris Seaman, solely in such Person's capacity as Company Trustee of the Trust and not in such Person's individual capacity, or such Company Trustee's successor in interest in such capacity, or any successor trustee appointed as herein provided.

               "Corporate Trust Office" means the principal office of the Preferred Trustee located at 1100 North Market Street, Rodney Square North, Wilmington, Delaware.

               "Declaration" means this Amended and Restated Declaration of Trust, as the same may be modified, amended or supplemented in accordance with the applicable provisions hereof, including all exhibits hereto, including, for all purposes of this Declaration and any such modification, amendment or supplement the provisions of the Trust Indenture Act that are deemed to be a part of and govern this Declaration and any such modification, amendment or supplement, respectively.

               "Declaration Event of Default" means a Note Event of Default or a default by the Sponsor under the Preferred Securities Company Guarantee.

               "Definitive Preferred Securities" shall have the meaning set forth in Section 5.4(c).

               "Delaware Business Trust Act" means Chapter 38 of Title 12 of the Delaware Code, 12 Del. C. Section 3801, et seq., as it may be amended from time to time.

               "Delaware Trustee" means Wilmington Trust Company, a Delaware banking corporation, solely in its capacity as Delaware Trustee of the Trust and not in its individual capacity, or its successor in interest in such capacity, or any successor trustee appointed as herein provided.

               "Distribution Date" has the meaning specified in Section 4.1(a).

               "Distributions" means amounts payable in respect of the Trust Securities as provided in Section 4.1.

               "DTC" means The Depository Trust Company, which is the initial Clearing Agency.

               "Exchange Act" means the Securities Exchange Act of 1934, as amended.

               "Exchange Offer" means the exchange offer (including any private exchange offer) contemplated by Section 2(a) of the Registration Rights Agreement.

               "Expiration Date" has the meaning specified in Section 9.1.

               "Extension Period" has the meaning specified in Section 4.1(f).

               "Global Preferred Security" means the Restricted Global Preferred Securities, the Regulation S Global Preferred Securities, the Accredited Investor Global Preferred Securities and the Unrestricted Global Preferred Securities.

               "Holder" has the meaning specified under the definition of "Securityholder."

               "Indenture" means the Senior Subordinated Indenture, dated as of December 3, 1997, among the Sponsor and the Indenture Trustee, as trustee, as amended or supplemented from time to time.

               "Indenture Trustee" means Wilmington Trust Company, a Delaware banking corporation, solely in its capacity as Trustee under the Indenture and not in its individual capacity, and any successor in such capacity thereto.

               "Investment Company Event" means the receipt by the Sponsor of an Opinion of Counsel, rendered by a law firm having an independent tax and securities practice and experienced in such matters, to the effect that, as a result of the occurrence of a change in law or regulation or a change in interpretation or application of law or regulation by any legislative body, court, governmental agency or regulatory authority (a "Change in 1940 Act Law"), the Trust is or will be considered an investment company which is required to be registered under the 1940 Act, which Change in 1940 Act Law becomes effective on or after the date of original issuance of the Preferred Securities under this Declaration.

               "Lien" means any lien, pledge, charge, encumbrance, mortgage, deed of trust, adverse ownership interest, hypothecation, assignment, security interest or preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever.

               "Like Amount" means (a) with respect to a redemption of Trust Securities, Trust Securities having a Liquidation Amount equal to the principal amount of Notes to be contemporaneously redeemed in accordance with the Indenture, the proceeds of which will be used to pay the Redemption Price of such Trust Securities, and (b) with respect to a distribution of Notes to Holders of Trust Securities in connection with a dissolution or liquidation of the Trust Securities of the Holder to whom such Notes are distributed.

               "Liquidation Amount" means the stated amount of $1,000.00 per Trust Security.

               "Liquidation Date" means the date on which Notes are to be distributed to Holders of Trust Securities in connection with a dissolution and liquidation of the Trust pursuant to Section 9.4(a).

               "Liquidation Distribution" has the meaning specified in
Section 9.4(d).

               "1940 Act" means the Investment Company Act of 1940, as amended.

               "Note Event of Default" means an "Event of Default" as defined in the Indenture.

               "Note Redemption Date" means, with respect to any Notes to be redeemed under the Indenture, the date fixed for redemption under the Indenture.

               "Note Tax Event" means a "Tax Event" as defined in the Indenture.

               "Notes" means the aggregate principal amount of the Sponsor's 10 3/4% Senior Subordinated Notes, issued pursuant to the Indenture.

              "Offering Memorandum" has the meaning specified in Section 2.7(a).

               "Officers' Certificate" means a certificate signed by (a) the President and Chief Executive Officer, any Executive Vice President or Senior Vice President, and by the Treasurer, an Assistant Treasurer, the Controller, the Secretary or an Assistant Secretary or (b) any two members of the Board of Directors of the Sponsor, and delivered to the appropriate Trustee. Any Officers' Certificate delivered with respect to compliance with a condition or covenant provided for in this Declaration shall include:

               (a) a statement that each officer signing the Officers' Certificate has read the covenant or condition and the definitions relating thereto;

               (b) a brief statement of the nature and scope of the examination or investigation undertaken by each officer in rendering the Officers' Certificates;

               (c) a statement that each such officer has made such examination or investigation as, in such officer's opinion, is necessary to enable such officer to express an informed opinion as to whether or not such covenant or condition has been complied with; and

               (d) a statement as to whether, in the opinion of each such officer, such condition or covenant has been complied with.

               "Opinion of Counsel" means a written opinion of counsel, who may be counsel for the Trust or the Sponsor, as the case may be, but, other than in connection with the issuance of the Trust Securities, not an employee of any thereof, and who shall be reasonably acceptable to the Preferred Trustee.

               "Outstanding", when used with respect to Trust Securities means, as of the date of determination, all Trust Securities theretofore executed and delivered under this Declaration, except:

               (a) Trust Securities theretofore canceled by the Trust or delivered to the Trust for cancellation;

               (b) Trust Securities for whose payment or redemption money in the necessary amount has been theretofore deposited with the Preferred Trustee or any Paying Agent for the Holders of such Trust Securities; provided, that if such Trust Securities are to be redeemed, notice of such redemption has been duly given pursuant to this Declaration; and

               (c) Preferred Securities which have been paid or in exchange for or in lieu of which other Preferred Securities have been executed and delivered pursuant to Sections 5.4, 5.5 or 5.6;

provided, however, that in determining whether the Holders of the requisite Liquidation Amount of the Outstanding Preferred Securities have given any request, demand, authorization, direction, notice, consent or waiver hereunder, Preferred Securities owned by the Sponsor, any Trustee or any Affiliate of the Sponsor or any Trustee shall be disregarded and deemed not to be Outstanding, except that (a) in determining whether any Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Preferred Securities that such Trustee knows to be so owned shall be so disregarded and (b) the foregoing shall not apply at any time when all of the outstanding Preferred Securities are owned by the Sponsor, one or more of the Trustees and/or any such Affiliate. Preferred Securities so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Company Trustees the pledgee's right so to act with respect to such Preferred Securities and that the pledgee is not the Sponsor or any Affiliate of the Sponsor.

               "Owner" means each Person who is the beneficial owner of a Global Certificate (see Exhibit B for definition) as reflected in the records of the Clearing Agency or, if a Clearing Agency Participant is not the owner, then as reflected in the records of a Person maintaining an account with such Clearing Agency (directly or indirectly, in accordance with the rules of such Clearing Agency).

               "Participants" has the meaning set forth in Section 5.4(b).

               "Paying Agent" means any paying agent or co-paying agent appointed pursuant to Section 5.13 and shall initially be the Bank.

               "Payment Account" means a segregated non-interest-bearing corporate trust account maintained by the Preferred Trustee with the Bank in its trust department for the benefit of the Securityholders in which all amounts paid in respect of the Notes will be held and from which the Preferred Trustee shall make payments to the Securityholders in accordance with Sections 4.1 and 4.2.

               "Person" means any individual, corporation, estate, partnership, joint venture, association, joint-stock company, trust, limited liability company, unincorporated organization, or government or any agency, instrumentality or political subdivision thereof, or any other entity of whatever nature.

               "Preferred Security Beneficial Owner" means, with respect to a Book-Entry Interest, a Person who is the beneficial owner of such Book-Entry Interest, as reflected on the books of the Clearing Agency, or on the books of a Person maintaining an account with such Clearing Agency (directly as a Clearing Agency Participant or as an indirect participant, in each case in accordance with the rules of such Clearing Agency).

               "Preferred Securities" has the meaning specified in
Section 5.2(a).

               "Preferred Securities Certificate" means a certificate evidencing ownership of Preferred Securities, substantially in the form attached as Exhibit D.

               "Preferred Securities Company Guarantee" means the Guarantee Agreement dated as of December 3, 1997 of the Sponsor in respect of the Preferred Securities.

               "Preferred Trustee" means Wilmington Trust Company, a Delaware banking corporation duly organized and existing under the laws of the State of Delaware, solely in its capacity as Preferred Trustee of the Trust and not in its individual capacity, or its successor in interest in such capacity, or any successor Preferred Trustee appointed as herein provided.

               "Purchase Agreement" means the Purchase Agreement dated November 26, 1997, for the offering and sale of Preferred Securities among the Trust, the Sponsor and the initial purchasers named therein.

               "QIBS" shall mean qualified institutional buyers as defined in Rule 144A.

               "Redemption Date" means, with respect to any Trust Security to be redeemed, the date fixed for such redemption by or pursuant to this Declaration; provided, that each Note Redemption Date and the stated maturity of the Notes shall be a Redemption Date for a Like Amount of Trust Securities.

               "Redemption Price" means, with respect to any Trust Security, the Redemption Price (as defined in the Indenture) for the concurrent redemption of a Like Amount of Notes, allocated on a pro rata basis, plus accrued and unpaid Distributions to the Redemption Date, plus the related amount of the premium, if any, paid by the Sponsor upon the concurrent redemption of a Like Amount of Notes, allocated on a pro rata basis (based on Liquidation Amounts) among the Trust Securities.

               "Registration Rights Agreement" means the Registration Rights Agreement, dated as of the Closing Date, by and among Superior National Insurance Group, Inc., the Trust and the Initial Purchasers named therein, as such Agreement may be amended, modified or supplemented from time to time.

               "Regulation S" means Regulation S under the Securities Act, as such regulation may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission.

               "Regulation S Global Preferred Security" has the meaning set forth in Section 5.4(a).

               "Relevant Trustee" shall have the meaning specified in
Section 8.10.

               "Restricted Definitive Preferred Security" means Definitive Preferred Securities required by Section 5.4(a) to contain the Restricted Securities Legend.

               "Restricted Global Preferred Security" means Restricted Global Preferred Securities required by Section 5.6(g) to contain the Restricted Securities Legend.

               "Restricted Preferred Security" means a Preferred Security required by Section 5.6(g) to contain a Restricted Securities Legend.

               "Restricted Securities Legend" has the meaning set forth in
Section 5.6(g).

               "Rule 144" means Rule 144 under the Securities Act, as such rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission.

               "Rule 144A" means Rule 144A under the Securities Act, as such rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission.

               "Securities Act" means the Securities Act of 1933, as amended.

               "Securities Register" and "Securities Registrar" have the respective meanings specified in Section 5.8.

               "Securityholder" or "Holder" means a Person in whose name a Trust Security or Trust Securities is registered in the Securities Register; any such Person being a beneficial owner within the meaning of the Delaware Business Trust Act; provided, however, that in determining whether the Holders of the requisite amount of Preferred Securities have voted on any matter provided for in this Declaration, then for the purpose of any such determination, so long as Definitive Preferred Securities Certificates have not been issued, the term Securityholders or Holders as used herein shall refer to the Owners.

               "Sponsor" means Superior National Insurance Group, Inc., a corporation organized under the laws of the State of Delaware, including any successors or assigns.

               "Tax Event" means that the Sponsor shall have obtained an Opinion of Counsel of independent tax counsel experienced in such matters to the effect that, as a result of (a) any amendment to or change (including any announced proposed change) in the laws (or any regulations thereunder) of the United States or any political subdivision or taxing authority thereof or therein or
(b) any amendment to or change in an interpretation or application of such laws or regulations by any legislative body, court, governmental agency or regulatory authority (including the enactment of any legislation and the publication of any judicial decision or regulatory determination on or after the date of issuance of the Preferred Securities), which amendment or change is effective or which proposed change, interpretation or pronouncement is announced on or after the date of issuance of the Preferred Securities under this Declaration, there is more than an insubstantial risk that (i) the Trust is, or will be, subject to United States federal income tax with respect to interest received or accrued on the Notes, (ii) interest payable to the Trust on the Notes is not or will not, within ninety days of the delivery of the Opinion of Counsel, be deductible for United States federal income tax purposes or (iii) the Trust is or will be, within ninety days of the delivery of the Opinion of Counsel, subject to more than a de minimis amount of other taxes, duties, assessments or other governmental charges of whatever nature imposed by the United States or any other taxing authority.

               "Trust" means Superior National Capital Trust I, the Delaware business trust created and continued hereby.

               "Trust Indenture Act" means the Trust Indenture Act of 1939 as in force at the date as of which this instrument was executed; provided, however, that in the event the Trust Indenture Act of 1939 is amended after such date, "Trust Indenture Act" means to the extent required by such amendment, the Trust Indenture Act of 1939 as so amended.

               "Trust Property" means (a) the Notes, (b) any cash on deposit in, or owing to, the Payment Account and (c) all proceeds and rights in respect of the foregoing and any other property and assets for the time being held or deemed to be held by the Preferred Trustee pursuant to the terms of this Declaration.

               "Trust Security" means any one of the Common Securities or the Preferred Securities.

               "Trust Securities Certificate" means any one of the Common Securities Certificates or the Preferred Securities Certificates.

               "Trustees" means, collectively, the Preferred Trustee, the Delaware Trustee and the Company Trustees.

               "Unrestricted Global Preferred Securities" means those Global Preferred Securities not required to contain a Restricted Securities Legend.

                                   ARTICLE II

                           ESTABLISHMENT OF THE TRUST

               Section 2.1   Name.

               The Trust created hereby shall be known as "Superior National Capital Trust I," as such name may be modified from time to time by the Company Trustees following written notice to the Holders of Trust Securities and the other Trustees, in which name the Trustees may conduct the business of the Trust, make and execute contracts and other instruments on behalf of the Trust and sue and be sued.

               Section 2.2 Office of the Delaware Trustee; Principal Place of Business.

               The address of the Delaware Trustee in the State of Delaware is c/o Wilmington Trust Company, 1100 North Market Street, Rodney Square North, Wilmington, Delaware 19890, Attention: Corporate Trust Administration, or such other address in the State of Delaware as the Delaware Trustee may designate by written notice to the Securityholders and the Sponsor.

               The principal executive office of the Trust is c/o Superior National Insurance Group, Inc., 26601 Agoura Road, Calabasas, California 91302.

               Section 2.3 Initial Contribution of Trust Property; Organizational Expenses.

               The Preferred Trustee acknowledges receipt in trust from the Sponsor of the sum of $10, which constituted the initial Trust Property. Pursuant to the Indenture, the Sponsor, as borrower, shall pay organizational expenses of the Trust as they arise or shall, upon request of any Trustee, promptly reimburse such Trustee for any such expenses paid by such Trustee. The Sponsor shall make no claim upon the Trust Property for the payment of such expenses.

               Section 2.4 Issuance of the Preferred Securities.

               The Sponsor, on behalf of the Trust, executed and delivered the Purchase Agreement. Contemporaneously with the execution and delivery of this Declaration, a Company Trustee, on behalf of the Trust, shall execute in accordance with Section 5.2 and deliver to the Initial Purchasers named in the Purchase Agreement Preferred Securities Certificates, registered in the name of the nominee of the initial Clearing Agency, in an aggregate amount of 105,000 Preferred Securities having an aggregate Liquidation Amount of $105,000,000, against receipt of such aggregate purchase price of such Preferred Securities of $105,000,000, which amount the Company Trustee shall promptly deliver to the Preferred Trustee.

               Section 2.5 Issuance of the Common Securities; Subscription and Purchase of the Notes.

               Contemporaneously with the execution and delivery of this Declaration, a Company Trustee, on behalf of the Trust, shall execute in accordance with Section 5.2 and deliver to the Sponsor Common Securities Certificates, registered in the name of the Sponsor, in an aggregate amount of 3,093 Common Securities having an aggregate Liquidation Amount of $3,248,000 against payment by the Sponsor of such amount. Contemporaneously therewith, a Company Trustee, on behalf of the Trust, shall subscribe to and purchase from the Sponsor Notes, registered in the name of the Trust and having an aggregate principal amount equal to $108,248,000, and, in satisfaction of the purchase price for such Notes, a Company Trustee and the Preferred Trustee, on behalf of the Trust, shall deliver to the Sponsor the sum of $108,248,000.

               Section 2.6 Purposes and Functions of the Trust.

               The exclusive purposes and functions of the Trust are (a) to issue and sell Trust Securities and use the proceeds from such sale to acquire the Notes, and (b) to engage in only those other activities necessary, convenient or incidental thereto. The Sponsor hereby appoints the Trustees as trustees of the Trust, to have all the rights, powers and duties to the extent set forth herein, and the Trustees hereby accept such appointment. The Preferred Trustee hereby declares that it will hold the Trust Property in trust upon and subject to the conditions set forth herein for the benefit of the Trust and the Securityholders. The Company Trustees shall have all rights, powers and duties set forth herein and in accordance with applicable law with respect to accomplishing the purposes of the Trust. The Delaware Trustee shall not be entitled to exercise any powers, nor shall the Delaware Trustee have any of the duties and responsibilities, of the Preferred Trustee or the Company Trustees set forth herein. Notwithstanding anything herein to the contrary, the Delaware Trustee shall be one of the Trustees of the Trust for the sole and exclusive purpose of fulfilling the requirements of Section 3807 of the Delaware Business Trust Act.

               Section 2.7   Authorization to Enter into Certain Transactions.

               (a) The Trustees shall conduct the affairs of the Trust in accordance with the terms of this Declaration. Subject to the limitations set forth in paragraph (b) of this Section, and in accordance with the following provisions (i) and (ii), the Trustees shall have the authority to enter into all transactions and agreements determined by the Trustees to be appropriate in exercising the authority, express or implied, otherwise granted to the Trustees under this Declaration, and to perform all acts in furtherance thereof, including without limitation, the following:

                      (i) As among the Trustees, each Company Trustee, acting singly or collectively, shall have the power and authority to act on behalf of the Trust with respect to the following matters:

                             (A) the issuance and sale of the Trust Securities;

                             (B) to cause the Trust to enter into, and to
execute, deliver and perform on behalf of the Trust, the Registration Rights Agreement, the Certificate Depository Agreement and such other agreements as may be necessary or desirable in connection with the purposes and function of the Trust;

                             (C) assisting in the registration of the Preferred
Securities under the Securities Act and under state securities or blue sky laws, and the qualification of this Declaration as a trust indenture under the Trust Indenture Act;

                             (D) assisting in the preparation and execution, if
necessary, of an offering memorandum (the "Offering Memorandum") in preliminary and final form, in relation to the offering and sale of Preferred Securities to QIBs in reliance on Rule 144A, to institutional "accredited investors" (as defined in Rule 501(a)(1), (2), (3) or (7) under the Securities Act) and outside the United States to non-U.S. Persons in offshore transactions in reliance on Regulation S;

                             (E) assisting in the registration of the Preferred
Securities under the Exchange Act in accordance with the terms of the Registration Rights Agreement and in connection with the Exchange Offer and the preparation and filing of all periodic and other reports and other documents pursuant to the foregoing as well as in one or more applications to exempt the Trust from the periodic reporting requirements of the Exchange Act;

                             (F) the sending of notices (other than notices of
default) and other information regarding the Trust to the Securityholders in accordance with this Declaration;

                             (G) the appointment of a Paying Agent,
authenticating agent and Securities Registrar in accordance with this Declaration;

                             (H) registering transfer of the Trust Securities in
accordance with this Declaration;

                             (I)    to the extent provided in this Declaration,
the winding up of the affairs of and liquidation of the Trust and the preparation, execution and filing of the certificate of cancellation with the Secretary of State of the State of Delaware;

                             (J)    unless otherwise required by the Trust
Indenture Act, to execute on behalf of the Trust (either acting alone or together with any or all of the Company Trustees) any documents that the Company Trustees have the power to execute pursuant to this Declaration; and

                             (K) the taking of any action incidental to the
foregoing as the Company Trustees may from time to time determine is necessary or advisable to give effect to the terms of this Declaration for the benefit of the Securityholders (without consideration of the effect of any such action on any particular Securityholder).

                      (ii) As among the Trustees, the Preferred Trustee shall have the power, duty and authority to act on behalf of the Trust with respect to the following matters:

                             (A)  the establishment of the Payment Account;

                             (B)  the receipt of the Notes;

                             (C)  the collection of interest, principal and any
other payments made in respect of the Notes in the Payment Account;

                             (D) the distribution of amounts owed to the
Securityholders in respect of the Trust Securities;

                             (E) the exercise of all of the rights, powers and
privileges of a holder of the Notes;

                             (F) the sending of the notices of default and other
information regarding the Trust Securities and the Notes to the Securityholders in accordance with this Declaration;

                             (G) the distribution of the Trust Property in
accordance with the terms of this Declaration;

                             (H) to the extent provided in this Declaration, the
winding up of the affairs of and liquidation of the Trust and the preparation, execution and filing of the certificate of cancellation with the Secretary of State of the State of Delaware;

                             (I)    after a Declaration Event of Default, the
taking of any action incidental to the foregoing as the Preferred Trustee may from time to time determine is necessary or advisable to give effect to the terms of this Declaration for the benefit of the Securityholders (without consideration of the effect of any such action on any particular Securityholder); and

                             (J)    except as otherwise provided in this
Section 2.7(a)(ii), the Preferred Trustee shall have none of the duties, liabilities, powers or the authority of the Company Trustees set forth in
Section 2.7(a)(i).

               (b) So long as this Declaration remains in effect, the Trust (or the Trustees acting on behalf of the Trust) shall not undertake any business, activities or transaction except as expressly provided herein or contemplated hereby. In particular, the Trustees shall not (i) acquire any investments or engage in any activities not authorized by this Declaration, (ii) sell, assign, transfer, exchange, mortgage, pledge, set-off or otherwise dispose of any of the Trust Property or interests therein, including to Securityholders, except as expressly provided herein, (iii) take any action that would cause the Trust to fail or cease to qualify for United States federal income tax purposes as a grantor trust or another entity which is not subject to United States federal income tax purposes as held and derived directly by holders of interests in the entity, (iv) incur any indebtedness for borrowed money or issue any other debt or (v) take or consent to any action that would result in the placement of a Lien on any of the Trust Property. The Company Trustees shall defend all claims and demands of all Persons at any time claiming any Lien on any of the Trust Property adverse to the interest of the Trust or the Securityholders in their capacity as Securityholders.

               (c) In connection with the issue and sale of the Preferred Securities, the Sponsor shall have the right and responsibility to assist the Trust with respect to, or effect on behalf of the Trust, the following (and any actions taken by the Sponsor in furtherance of the following prior to the date of this Declaration are hereby ratified and confirmed in all respects):

                      (i) the preparation and filing by the Trust with the Commission and the execution on behalf of the Trust of a registration statement under the Securities Act on the appropriate form in relation to the Preferred Securities, including any amendments thereto.

                      (ii) the preparation and execution of the Offering Memorandum in preliminary and final form, in relation to the offering and sale of Preferred Securities to QIBs in reliance on Rule 144A, to institutional "accredited investors" (as defined in Rule 501 (a)(1), (2), (3) or (7) under the Securities Act) and outside the United States to non-U.S. Persons in offshore transactions in reliance on Regulation S.

                      (iii) the determination of the States in which to take appropriate action to qualify or register for sale all or part of the Preferred Securities and the determination of any and all such acts, other than actions which must be taken by or on behalf of the Trust, and the advice to the Trustees of actions they must take on behalf of the Trust, and the preparation for execution and filing of any documents to be executed and filed by the Trust or on behalf of the Trust, as the Sponsor deems necessary or advisable in order to comply with the applicable laws of any such States;

                      (iv) the preparation for filing by the Trust with the Commission and the execution on behalf of the Trust of registration statement on Form 8-A relating to the registration of the Preferred Securities under Section 12(b) or 12(g) of the Exchange Act, including any amendments thereto;

                      (v) the negotiation of the terms of, and the execution and delivery of, the Purchase Agreement providing for the sale of the Preferred Securities; and

                      (vi) the taking of any other actions necessary or desirable to carry out any of the foregoing activities.

               (d) Notwithstanding anything herein to the contrary, the Company Trustees are authorized and directed to conduct the affairs of the Trust and to operate the Trust so that the Trust will not be deemed to be an "investment company" required to be registered under the 1940 Act, or taxed as a corporation for United States federal income tax purposes and so that the Notes will be treated as indebtedness of the Sponsor for United States federal income tax purposes. In this connection, the Sponsor and the Company Trustees are authorized to take any action, not inconsistent with applicable law, the Certificate of Trust or this Declaration, that each of the Sponsor and the Company Trustees determines in their discretion to be necessary or desirable for such purposes, as long as such action does not adversely affect in any material respect the interests of the Holders of Preferred Securities.

               Section 2.8   Assets of Trust.

               The assets of the Trust shall consist of the Trust Property.

               Section 2.9   Title to Trust Property.

               Legal title to all Trust Property shall be vested at all times in the Preferred Trustee (in its capacity as such) and shall be held and administered by the Preferred Trustee for the benefit of the Trust and the Securityholders in accordance with this Declaration.

                                   ARTICLE III

                                 PAYMENT ACCOUNT

               Section 3.1   Payment Account.

               (a) On or prior to the Closing Date, the Preferred Trustee shall establish the Payment Account. The Preferred Trustee and any agent of the Preferred Trustee shall have exclusive control and sole right of withdrawal with respect to the Payment Account for the purpose of making withdrawals from the Payment Account in accordance with this Declaration. All monies and other property deposited or held from time to time in the Payment Account shall be held by the Preferred Trustee in the Payment Account for the exclusive benefit of the Securityholders and for distribution as herein provided, including (and subject to) any priority of payments provided for herein.

               (b) The Preferred Trustee shall deposit in the Payment Account, promptly upon receipt, all payments of principal of or interest on, and any other payments or proceeds with respect to, the Notes. Amounts held in the Payment Account shall not be invested by the Preferred Trustee pending distribution thereof.

                                   ARTICLE IV

                            DISTRIBUTIONS; REDEMPTION

               Section 4.1   Distributions.

               (a) Distributions on the Trust Securities shall be cumulative. Distributions shall accrue from December 3, 1997 and shall be payable semiannually in arrears on June 1 and December 1 of each year, commencing on June 1, 1998, when and if the Trust has funds available for payment. If any date on which a Distribution is otherwise payable on the Trust Securities is not a Business Day, then the payment of such Distribution shall be made on the next succeeding day that is a Business Day (and without any interest or other payment in respect of any such delay) except that, if such Business Day is in the next succeeding calendar year, payment of such Distribution shall be made on the immediately preceding Business Day, in each case with the same force and effect as if made on such date (each date on which distributions are payable in accordance with this Section 4.1(a), a "Distribution Date").

               (b) The Trust Securities represent undivided beneficial ownership interests in the Trust Property. Distributions on the Trust Securities shall be payable at a rate of 10 3/4% per annum of the Liquidation Amount of the Trust Securities. Distributions in arrears for more than one semi-annual period (and interest thereon) will accrue interest (compounded semi-annually) at the same rate. The amount of Distributions payable for any full period shall be computed on the basis of a 360-day year of twelve 30-day months. The amount of Distributions for any partial period shall be computed on the basis of the number of days elapsed in a 360-day year of twelve 30-day months.

               (c) Distributions on the Trust Securities shall be made by the Preferred Trustee from the Payment Account and shall be payable on each Distribution Date only to the extent that the Trust has funds then legally available in the Payment Account for the payment of such Distributions.

               (d) Distributions on the Trust Securities with respect to a Distribution Date shall be payable to the Holders thereof as they appear on the Securities Register for the Trust Securities on the relevant record date, which shall be one day prior to such Distribution Date; provided, however, that in the event that the Preferred Securities do not remain in book-entry only form, the relevant record date shall be the date 15 days prior to the relevant Distribution Date.

               (e) Upon the occurrence of any event specified in Section 2(e) of the Registration Rights Agreement, additional interest will accrue on the principal amount of the Senior Subordinated Notes, and, as a result, on the liquidation amount of Preferred Securities, in the amounts set forth in and otherwise in accordance with Section 3.7 of the Indenture.

               (f) As long as no Note Event of Default has occurred and is continuing under the Indenture, the Sponsor has the right under the Indenture to defer payments of interest by extending the interest payment period at any time and from time to time on the Notes for a period not exceeding 10 consecutive calendar semi-annual periods (each an "Extension Period"), provided that no Extension Period shall extend beyond the Maturity Date of the Notes. As a consequence of such deferral, Distributions will also be deferred. Despite such deferral, semi-annual Distributions will continue to accumulate with interest thereon (to the extent permitted by applicable law, but not at a rate exceeding the rate of interest then accruing on the Notes) at 10 3/4% compounded semi-annually during any such Extension Period. Prior to the termination of any such Extension Period, the Sponsor may further defer payments of interest by further extending such Extension Period; provided that such Extension Periods, together with all such previous and further extensions within such Extension Period may not exceed 10 consecutive semi-annual periods, including the first semi-annual period during such Extension Period, or extend beyond the Maturity Date of the Notes. Payments of Distributions that have accumulated during any Extension Period will be payable to Holders as they appear on the books and records of the Trust on the record date for the first scheduled Distribution payment date following the expiration of such Extension Period. Upon the expiration of any Extension Period and the payment of all amounts then due, the Sponsor may commence a new Extension Period, subject to the above requirements.

               Section 4.2   Redemption.

               (a) On each Note Redemption Date and on the stated maturity of the Notes, the Trust will be required to redeem a Like Amount of Trust Securities at the Redemption Price. The Trust Securities shall not be redeemed unless all accrued and unpaid Distributions have been paid on all Trust Securities for all semi-annual distribution periods terminating on or prior to the Redemption Date.

               (b) Notice of redemption shall be given by the Preferred Trustee by first-class mail, postage prepaid, mailed not less than 30 nor more than 60 days prior to the Redemption Date to each Holder of Trust Securities to be redeemed, at such Holder's address appearing in the Security Register. All notices of redemption shall be irrevocable and shall state:

                      (i)    the Redemption Date;

                      (ii)   the Redemption Price;

                      (iii)  the CUSIP number;

                      (iv) if less than all the Outstanding Trust Securities are to be redeemed, the identification and the total Liquidation Amount of the particular Trust Securities to be redeemed; and

                      (v) that on the Redemption Date that the Redemption Price will become due and payable upon each such Trust Security to be redeemed and that distributions thereon will cease to accrue on and after said date.

               (c) The Trust Securities redeemed on each Redemption Date shall be redeemed at the Redemption Price with the proceeds from the contemporaneous redemption of Notes. Redemptions of the Trust Securities shall be made and the Redemption Price shall be payable on each Redemption Date only to the extent that the Trust has funds then legally available in the Payment Account for the payment of such Redemption Price.

               (d) If the Preferred Trustee gives a notice of redemption in respect of any Preferred Securities, then, by 12:00 noon, New York City time, on the Redemption Date, subject to Section 4.2(c), the Preferred Trustee will, with respect to the Preferred Securities that are in book- entry-only form, irrevocably deposit with the Clearing Agency for the Preferred Securities funds sufficient to pay the applicable Redemption Price to the holders thereof. With respect to the Preferred Securities that are no longer in book-entry-only form, the Preferred Trustee, subject to Section 4.2(c), will irrevocably deposit with the Payment Agent funds sufficient to pay the applicable Redemption Price to the Holders thereof upon surrender of their Preferred Securities Certificates. Notwithstanding the foregoing, Distributions payable on or prior to the Redemption Date for any Trust Securities called for redemption shall be payable to the Holders of such Trust Securities as they appear on the Register for the Trust Securities on the relevant record dates for the related Distribution Dates. If notice of redemption shall have been given and funds deposited as required, then upon the date of such deposit, all rights of Securityholders holding Trust Securities so called for redemption will cease, except for the right of such Securityholders to receive the Redemption Price and any Distributions payable on or prior to the Redemption Date, but without interest on the Redemption Price. In the event that any date on which any Redemption Price is payable is not a Business Day, then payment of the Redemption Price payable on such date will be made on the next succeeding day that is a Business Day (without any interest or other payment in respect of any such delay), except that, if such Business Day falls in the next calendar year, such payment will be made on the immediately preceding Business Day. In the event that payment of the Redemption Price in respect of any Trust Securities called for redemption is improperly withheld or refused and not paid either by the Trust or by the Sponsor pursuant to the Guarantee, Distributions on such Trust Securities will continue to accrue, at the then applicable rate, from the Redemption Date originally established by the Trust for such Trust Securities to the date such Redemption Price is actually paid, in which case the actual payment date will be the date fixed for redemption for purposes of calculating the Redemption Price (other than for purposes of calculating any premium).

               (e) Payment of the Redemption Price on the Trust Securities shall be made to the record holders thereof as they appear on the Securities Register for the Trust Securities on the relevant record date, which shall be one day prior to the relevant Redemption Date; provided, however, that with respect to the Preferred Securities that are not in book-entry-only form, the relevant record date shall be the date 15 days prior to the relevant Redemption Date. In the event that any date on which payment of the Redemption Price on the Preferred Securities is not a Business Day, payment of the Redemption Price shall be made in accordance with Section 4.1(d) above.

               (f) Subject to Section 4.3, if less than all the Outstanding Trust Securities are to be redeemed on a Redemption Date, then the aggregate Liquidation Amount of Trust Securities to be redeemed shall be allocated on a pro rata basis (based on Liquidation Amounts) among the Common Securities and the Preferred Securities. The particular Preferred Securities to be redeemed shall be redeemed on a pro rata basis (based on Liquidation Amounts) not more than 60 days prior to the Redemption Date by the Preferred Trustee from the Outstanding Preferred Securities not previously called for redemption. The Preferred Trustee shall promptly notify the Security Registrar in writing of the Preferred Securities selected for redemption and, in the case of any Preferred Securities selected for partial redemption, the Liquidation Amount thereof to be redeemed. For all purposes of this Declaration, unless the context otherwise requires, all provisions relating to the redemption of Preferred Securities shall relate, in the case of any Preferred Securities redeemed or to be redeemed only in part, to the portion of the Liquidation Amount of Preferred Securities that has been or is to be redeemed.

               (g) Subject to the foregoing and applicable law (including, without limitation, United States federal securities laws), the Sponsor or its subsidiaries may at any time and from time to time purchase Outstanding Preferred Securities by tender, in the open market or by private agreement.

               Section 4.3   Subordination of Common Securities.

               Payment of Distributions on, and the Redemption Price of, the Trust Securities, as applicable, shall be made, subject to Section 4.2(f), pro rata among the Common Securities and the Preferred Securities based on the respective Liquidation Amounts of the Trust Securities; provided, however, that if on any Distribution Date or Redemption Date a Declaration Event of Default shall have occurred and be continuing, no payment of any Distribution on, or Redemption Price of, any Common Security, and no other payment on account of the redemption, liquidation or other acquisition of Common Securities, shall be made unless payment in full in cash of accumulated and unpaid Distributions on all Outstanding Preferred Securities for all Distribution periods terminating on or prior thereto, or in the case of payment of the Redemption Price the full amount of such Redemption Price on all Outstanding Preferred Securities, shall have been made or provided for, and all funds available to the Preferred Trustee shall first be applied to the payment in full in cash of all Distributions on, or the Redemption Price of, Preferred Securities then due and payable.

               Section 4.4   Payment Procedures.

               Payments of Distributions in respect of the Preferred Securities shall be made by check mailed to the address of the Person entitled thereto as such address shall appear on the Securities Register or, if the Preferred Securities are held by a Clearing Agency, such Distributions shall be made to the Clearing Agency in immediately available funds, which shall credit the relevant Persons' accounts at such Clearing Agency on the applicable distribution dates. Payments in respect of the Common Securities shall be made in such manner as shall be mutually agreed between the Preferred Trustee and the Common Security Securityholder.

               Section 4.5   Tax Returns and Reports.

               The Company Trustees shall prepare (or cause to be prepared), at the expense of the Sponsor as issuer of the Notes, and file all United States federal, state and local tax and information returns and reports required to be filed by or in respect of the Trust. In this regard, the Company Trustees shall
(a) prepare and file (or cause to be prepared and filed) the appropriate Internal Revenue Service form required to be filed in respect of the Trust in each taxable year of the Trust and (b) prepare and furnish (or cause to be prepared and furnished) to each Securityholder the appropriate Internal Revenue Service form required to be provided on such form. The Company Trustees shall comply with United States federal withholding and backup withholding tax laws and information reporting requirements with respect to any payments to Securityholders under the Trust Securities.

               Section 4.6   Payment of Taxes, Duties, Etc. of Trust.

               Pursuant to Section 10.18 of the Indenture, the Sponsor, in its capacity as issuer of the Notes, has agreed to pay any taxes, duties or governmental charges of whatsoever nature (other than withholding taxes) imposed on the Trust by the United States or any other taxing authority.

               Section 4.7 Payments under Indenture.

               Any amount payable hereunder to any Holder of Preferred Securities shall be reduced by the amount of any corresponding payment such Holder (and any Owner with respect thereto) has directly received pursuant to
Section 5.12 of the Indenture.

                                    ARTICLE V

                          TRUST SECURITIES CERTIFICATES


               Section 5.1 Initial Ownership.

               Upon the creation of the Trust and the contribution by the Sponsor pursuant to Section 2.3 and until the issuance of the Trust Securities, and at any time during which no Trust Securities are outstanding, the Sponsor shall be the sole beneficial owner of the Trust.

               Section 5.2   General Provisions Regarding Trust Securities.

               The Company Trustees shall, on behalf of the Trust, issue one class of preferred securities representing undivided beneficial interests in the assets of the Trust, which class may be divided into no more than two series (the "Preferred Securities"), and one class of common securities representing undivided beneficial interests in the assets of the Trust, which class may be divided into no more than two series (the "Common Securities"). The Trust is hereby authorized to issue Preferred Securities in accordance with and as contemplated by the Registration Rights Agreement. The Trust shall issue no securities or other interests in the assets of the Trust other than the Preferred Securities and the Common Securities.

               The consideration received by the Trust for the issuance of the Trust Securities shall constitute a contribution to the capital of the Trust and shall not constitute a loan to the Trust.

               Upon issuance of the Trust Securities as provided in this Declaration, the Trust Securities so issued shall be deemed to be validly issued, fully paid and non-assessable.

               Every Person, by virtue of having become a Holder or a Preferred Security Beneficial Owner in accordance with the terms of this Declaration, shall be deemed to have expressly assented and agreed to the terms of, and shall be bound by, this Declaration.

               Section 5.3   Execution and Authentication.

               The Trust Securities shall be signed on behalf of the Trust by a Company Trustee. In case any Company Trustee of the Trust who shall have signed any of the Trust Securities shall cease to be such Company Trustee before the Trust Securities so signed shall have been delivered by the Trust, such Trust Securities nevertheless may be delivered as though the Person who signed such Trust Securities had not ceased to be such Company Trustee; and any Trust Securities may be signed on behalf of the Trust by such Person who, at the actual date of execution of such Trust Security, shall be the Company Trustees of the Trust, although at the date of the execution and delivery of the Declaration any such Person was not such a Company Trustee.

               One Company Trustee shall sign the Preferred Securities for the Trust by manual or facsimile signature. Unless otherwise determined by the Trust, such signature shall, in the case of the Common Securities, be a manual signature.

               A Preferred Security shall not be valid until authenticated by the manual signature of an authorized signatory of the Preferred Trustee. The signature shall be conclusive evidence that the Preferred Security has been authenticated under this Declaration.

               Upon written order of the Trust signed by one Company Trustee, the Preferred Trustee shall authenticate the Preferred Securities for original issue. The aggregate number of Preferred Securities outstanding at any time shall not exceed 100,000, except as provided in Section 5.6(j).

               The Preferred Trustee may appoint an authenticating agent acceptable to the Trust to authenticate Preferred Securities. An authenticating agent may authenticate Preferred Securities whenever the Preferred Trustee may do so. Each reference in this Declaration to authentication by the Preferred Trustee includes authentication by such agent. An authenticating agent has the same rights as the Preferred Trustee to deal with the Sponsor or an Affiliate.

               Section 5.4   Form and Dating.

               The Preferred Securities and the Preferred Trustee's certificate of authentication shall be substantially in the form of Exhibit D, and the Common Securities shall be substantially in the form of Exhibit C, each of which being hereby incorporated in and expressly made a part of this Declaration. Certificates representing the Trust Securities may be printed, lithographed or engraved or may be produced in any other manner as is reasonably acceptable to the Company Trustees, as evidenced by their execution thereof. The Trust Securities may have letters, CUSIP or other numbers, notations or other marks of identification or designation and such legends or endorsements required by law, stock exchange rule, agreements to which the Trust is subject, if any, or usage (provided that any such notation, legend or endorsement is in a form acceptable to the Company Trustees). The Trust at the direction of the Sponsor shall furnish any such legend not contained in Exhibit D to the Preferred Trustee in writing. Each Preferred Security shall be dated the date of its authentication. The forms of Trust Securities set forth in Exhibits C and D are part of the terms of this Declaration and to the extent applicable, the Preferred Trustee, the Company Trustees and the Sponsor, by their execution and delivery of the Declaration, expressly agree to be bound thereby.

               (a) Global Securities. Trust Securities offered and sold to QIBs in reliance on Rule 144A, offered and sold outside the United States to non-U.S. Persons in offshore transactions in reliance on Regulation S or offered and sold to "accredited investors" (as defined in Rule 501(a)(1), (2), (3) or (7) under the Securities Act) who did not purchase Preferred Securities in reliance on Regulation S, as provided in the Purchase Agreement, shall be issued in the form of one or more permanent Global Securities in definitive, fully registered form without Distribution coupons with the appropriate global legends and Restricted Securities Legend set forth in Exhibit D hereto (respectively, a "Restricted Global Preferred Security," a "Regulation S Global Preferred Security" and an "Accredited Investor Global Preferred Security,"), which shall be deposited on behalf of the purchasers of the Preferred Securities represented thereby with the Preferred Trustee, at its Wilmington, Delaware office, as custodian for the Clearing Agency, and registered in the name of the Clearing Agency or a nominee of the Clearing Agency, duly executed by the Trust and authenticated by the Preferred Trustee as herein provided. The number of Preferred Securities represented by the Restricted Global Preferred Security, the Regulation S Global Preferred Security and the Accredited Investor Global Preferred Security may from time to time be increased or decreased by adjustments made on the records of the Preferred Trustee and the Clearing Agency or its nominee as hereinafter provided.

               (b) Book-Entry Provisions. This Section 5.4(b) shall apply only to the Restricted Global Preferred Securities, the Regulation S Global Preferred Securities, and the Accredited Investor Global Preferred Securities and such other Preferred Securities in global form as may be authorized by the Trust to be deposited with or on behalf of the Clearing Agency.

               A Company Trustee on behalf of the Trust shall execute and the Preferred Trustee shall, in accordance with Section 5.3, authenticate and make available for delivery initially one or more Restricted Global Preferred Securities, one or more Regulation S Global Preferred Securities and one or more Accredited Investor Global Preferred Securities that (i) shall be registered in the name of Cede & Co. or other nominee of such Clearing Agency and (ii) shall be delivered by the Preferred Trustee to such Clearing Agency or pursuant to such Clearing Agency's written instructions or held by the Preferred Trustee as custodian for the Clearing Agency.

               Members of, or participants in, the Clearing Agency ("Participants") shall have no rights under this Declaration with respect to any Restricted Global Preferred Security, any Regulation S Global Preferred Security or any Accredited Investor Global Preferred Security held on their behalf by the Clearing Agency or by the Preferred Trustee as the custodian of the Clearing Agency or under such Restricted Global Preferred Security, such Regulations S Preferred Security or such Accredited Investor Global Preferred Security, and the Clearing Agency may be treated by the Trust, the Preferred Trustee and by agents of the Trust or the Preferred Trustee as the absolute owner of such Restricted Global Preferred Security, such Regulation S Global Preferred Security or such Accredited Investor Global Preferred Security for all purposes whatsoever. Notwithstanding the foregoing, nothing herein shall prevent the Trust, the Preferred Trustee or any agent of the Trust or the Preferred Trustee from giving effect to any written certification, proxy or other authorization furnished by the Clearing Agency or impair, as between the Clearing Agency and its Participants, the operations or customary practices of such Clearing Agency governing the exercise of the rights of a holder of beneficial interest in any Restricted Global Preferred Security, any Regulation S Global Preferred Security or any Accredited Investor Global Preferred Security.

               (c) Definitive Preferred Securities. Except as provided in
Section 5.6, owners of a beneficial interest in a Restricted Global Preferred Security, a Regulation S Global Preferred Security or an Accredited Investor Global Preferred Security will not be entitled to receive physical delivery of certificated Preferred Securities ("Definitive Preferred Securities"). Definitive Preferred Securities will bear the Restricted Securities Legend set forth on Exhibit D unless removed in accordance with this Section 5.4. or
Section 5.6.

               Section 5.5   Transfer of Trust Securities.

               (a) Trust Securities may only be transferred, in whole or in part, in accordance with the terms and conditions set forth in this Declaration and in the terms of the Trust Securities. To the fullest extent permitted by law, any transfer or purported transfer of any Trust Security not made in accordance with this Declaration shall be null and void.

               (b) Subject to the transfer requirements provided in this Article V, Preferred Securities may only be transferred, in whole or in part, in accordance with the terms and conditions set forth in this Declaration. Any transfer or purported transfer of any Preferred Security not made in accordance with this Declaration shall be null and void.

               (c) Subject to Section 9.5 and except as provided in Article VIII of the Indenture, to the fullest extent permitted by law, the Sponsor may not transfer the Common Securities.

               (d) The Company Trustees shall provide for the registration of Trust Securities and of the transfer of Trust Securities, which will be effected without charge but only upon payments (with indemnity as the Company Trustees may require) in respect of any tax or other governmental charges that may be imposed in relation to it. Upon surrender for registration of transfer of any Trust Securities, the Company Trustees shall cause one or more new Trust Securities to be issued in the name of the designated transferee or transferees. Every Trust Security surrendered for registration of transfer shall be accompanied by a written instrument of transfer in form satisfactory to the Company Trustees duly executed by the Holder or such Holder's attorney duly authorized in writing. Each Trust Security surrendered for registration of transfer shall be canceled by the Company Trustees. A transferee of a Trust Security shall be entitled to the rights and subject to the obligations of a Holder hereunder upon receipt by such transferee of a Trust Security. By acceptance of a Trust Security, each transferee shall be deemed to have expressly assumed and agreed to the terms of, and shall be bound by, this Declaration.

               Section 5.6   Transfer Procedures and Restrictions.

               General. If Preferred Securities are issued upon the transfer, exchange or replacement of Preferred Securities bearing the Restricted Securities Legend in Exhibit D hereto, or if a request is made to remove the Restricted Securities Legend on Preferred Securities, the Preferred Securities so issued shall bear the Restricted Securities Legend, or the Restricted Securities Legend shall not be removed, as the case may be, unless there is delivered to the Trust and the Preferred Trustee such satisfactory evidence, which shall include an Opinion of Counsel licensed to practice law in the State of New York, as may be reasonably required by the Sponsor and the Preferred Trustee, that neither the legend nor the restrictions on transfer set forth therein are required to ensure that transfers thereof are made pursuant to an exception from the registration requirements of the Securities Act or, with respect to Restricted Securities, that such Trust Securities are not "restricted" within the meaning of Rule 144. Upon provision of such satisfactory evidence, the Preferred Trustee, at the written direction of a Company Trustee on behalf of the Trust, shall authenticate and deliver Preferred Securities that do not bear the legend.

               (a) Transfer and Exchange of Definitive Preferred Securities. When Definitive Preferred Securities are presented to the Securities Registrar:

                      (i) to register the transfer of such Definitive Preferred Securities or

                      (ii) to exchange such Definitive Preferred Securities which became mutilated, defaced, stolen or lost, for an equal number of Definitive Preferred Securities, the Securities Registrar shall register the transfer or make the exchange as requested if its reasonable requirements for such transaction are met; provided, however, that the Definitive Preferred Securities are surrendered for transfer or exchange:

                             (x)    shall be duly endorsed or accompanied by a
written instrument of transfer in form reasonably satisfactory to the Trust and the Securities Registrar, duly executed by the Holder thereof or his attorney duly authorized in writing; and

                             (y)    in the case of Definitive Preferred
Securities that are Restricted Definitive Preferred Securities:

                                    (A)     if such Restricted Preferred
Securities are being delivered to the Securities Registrar by a Holder for registration in the name of such Holder without transfer, a certification from such Holder to that effect; or

                                    (B)     if such Restricted Preferred
Securities are being transferred: (x) a certification from the transferor in a form substantially similar to that attached hereto as the "Assignment" in Exhibit D, and (y) if the Trust or Securities Registrar so requested, evidence reasonably satisfactory to them as to the compliance with the restrictions set forth with the Restricted Securities Legend.

               (b) Restrictions on Transfer of a Definitive Preferred Security for a Beneficial Interest in a Global Preferred Security. A Definitive Preferred Security may not be exchanged for a beneficial interest in a Global Preferred Security except upon satisfaction of the requirements set forth below. Upon receipt by the Preferred Trustee of a Definitive Preferred Security, duly endorsed or accompanied by appropriate instruments of transfer, in form satisfactory to the Preferred Trustee, together with:

                      (i) if such Definitive Preferred Security is a Restricted Preferred Security, a written certificate (in a form substantially similar to that attached hereto as the "Assignment" in Exhibit D); provided, however, that such Definitive Preferred Security may only be exchanged for any interest in a Regulation S Global Security where such Definitive Preferred Security is being transferred pursuant to Regulation S or Rule 144 (if available); and

                      (ii) whether or not such Definitive Preferred Security is a Restricted Preferred Security, written instructions directing the Preferred Trustee to make, or to direct the Clearing Agency to make, an adjustment on its books and records with respect to the appropriate Global Preferred Security to reflect an increase in the number of the Preferred Securities represented by such Global Preferred Security, then the Preferred Trustee shall cause such Definitive Preferred Security and cause, or direct the Clearing Agency to cause, the aggregate number of Preferred Securities represented by the appropriate Global Preferred Security to be increased accordingly. If no Global Securities are then outstanding, a Company Trustee shall cause the Trust to issue and the Preferred Trustee shall authenticate, upon written order of any Company Trustee, an appropriate number of Preferred Securities in global form.

               (c) Transfer and Exchange of Global Preferred Securities. Subject to Section 5.6(d), the transfer and exchange of Global Preferred Securities or beneficial interests therein shall be effected through the Clearing Agency in accordance with this Declaration (including applicable restrictions on transfer set forth herein, if any) and the procedures of the Clearing Agency therefor.

               (d) Transfer of a Beneficial Interest in a Global Preferred Security for a Definitive Preferred Security. Any Person having a beneficial interest in a Global Preferred Security may upon request, but only upon 20 days prior notice to the Preferred Trustee, and if accompanied by the information specified below, exchange such beneficial interest for a Definitive Preferred Security representing the same number of Preferred Securities. Upon receipt by the Preferred Trustee from the Clearing Agency or its nominee on behalf of any Person having a beneficial interest in a Global Preferred Security of written instructions or such other form of instructions as is customary for the Clearing Agency or the Person designated by the Clearing Agency as having such a beneficial interest in a Restricted Preferred Security and a certification from the transferor (in a form substantially similar to that attached hereto as the "Assignment" in Exhibit D), which may be submitted by facsimile, then the Preferred Trustee will cause the aggregate number of Preferred Securities represented by Global Preferred Securities to be reduced on its books and records and, following such reduction, a Company Trustee on behalf of the Trust will execute and the Preferred Trustee will authenticate and make available for delivery to the transferee a Definitive Preferred Security.

               Definitive Preferred Securities issued in exchange for a beneficial interest in a Global Preferred Security pursuant to this Section 5.6(d) shall be registered in such names and in such authorized denominations as the Clearing Agency pursuant to instruction from its Participants or indirect participants or otherwise, shall instruct the Preferred Trustee in writing. The Preferred Trustee shall deliver such Preferred Securities to the Person in whose names such Preferred Securities are so registered in accordance with the instructions of the Clearing Agency.

               (e) Restrictions on Transfer and Exchange of Global Preferred Securities. Notwithstanding any other provisions in the Declaration (other than the provisions set forth in Section 5.6(f)), a Global Preferred Security may not be transferred as a whole except by the Clearing Agency to a nominee of the Clearing Agency or another nominee of the Clearing Agency or by the Clearing Agency or a nominee of such successor Clearing Agency.

                      (i) Beneficial interests in the Accredited Investor Global Preferred Security may be, and prior to the expiration of the restricted period, as contemplated by Regulation S, beneficial interests in the Regulation S Global Preferred Security may be exchanged for beneficial interests in the Restricted Global Preferred Security only if such exchange occurs in connection with a transfer of the Preferred Securities pursuant to Rule 144A and the transferor first delivers to the Trustee a written certificate (in a form substantially similar to that attached hereto as the "Assignment" in Exhibit D) to the effect that the Preferred Securities are being transferred to a Person who the transferor reasonably believes is a QIB, purchasing for its own account or the account of a QIB in a transaction meeting the requirements of Rule 144A and in accordance with all applicable securities laws of the states of the United States and other jurisdictions.

                      (ii) Beneficial interests in the Restricted Global Preferred Security may be, and prior to the expiration of the restricted period, as contemplated by Regulation S, beneficial interests in the Regulation S Global Preferred Security may be, exchanged for beneficial interests in the Accredited Investor Global Preferred Security only if such exchange occurs in connection with a transfer of the Preferred Securities to an institutional "accredited investor" within the meaning of subparagraph (a)(1), (2), (3) or (7) of Rule 501 under the Securities Act that is acquiring the Preferred Security for its own account, or for the account of such institutional accredited investor, for investment purposes and not with a view to, or for offer or sale in connection with, any distribution in violation of the Securities Act.

                      (iii) Beneficial interests in the Restricted Global Preferred Security or in the Accredited Investor Global Preferred Security may be transferred to a Person who takes delivery in the form of an interest in the Regulation S Global Preferred Security, whether before or after the expiration of such restricted period, as contemplated by Regulation S, only if the transferor first delivers to the Preferred Trustee a written certificate (in a form substantially similar to that attached hereto as the "Assignment" in Exhibit D) to the effect that such transfer is being made in accordance with Rule 903 or 904 of Regulations S or Rule 144 (if available) and that, if such transfer occurs prior to the expirations of such restricted period, the interest transferred will be held immediately thereafter through Euroclear or CEDEL.

               (f) Authentication of Definitive Preferred Securities. If at any time:

                      (i) there occurs a Declaration Event of Default which is continuing, or

                      (ii) a Company Trustee on behalf of the Trust, in its sole discretion, notifies the Preferred Trustee in writing that it elects to cause the issuance of Definitive Preferred Securities under this Declaration, then a Company Trustee on behalf of the Trust will execute, and the Preferred Trustee, upon receipt of a written order of the Trust signed by one Company Trustee requesting authentication and delivery of Definitive Preferred Securities to the Persons designated by the Trust, will authenticate and make available for delivery Definitive Preferred Securities, equal in number to the number of Preferred Securities represented by Global Preferred Securities, in exchange for such Global Preferred Securities.

               (g)    Legend.

                      (i)    Except as permitted by the following paragraph
(ii), each Preferred Security Certificate evidencing the Global Preferred Securities and the Definitive Preferred Securities (and all Preferred Securities issued in exchange therefor or substitution thereof, except in the Exchange Offer) shall bear a legend (the "Restricted Securities Legend") in substantially the following form:

               THE PREFERRED SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR ANY STATE SECURITIES LAWS OR ANY OTHER APPLICABLE SECURITIES LAW. NEITHER THIS PREFERRED SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, REGISTRATION.

               THE HOLDER OF THE PREFERRED SECURITY BY ITS
               ACCEPTANCE HEREOF AGREES TO OFFER, SELL OR

               OTHERWISE TRANSFER THIS PREFERRED SECURITY, PRIOR TO THE DATE (THE "RESALE RESTRICTION TERMINATION DATE") WHICH IS TWO YEARS AFTER THE LATER OF THE ORIGINAL ISSUANCE DATE HEREOF AND THE LAST DATE ON WHICH THE TRUST OR ANY "AFFILIATE" OF THE TRUST WAS THE OWNER OF THIS PREFERRED SECURITY (OR ANY PREDECESSOR OF THIS PREFERRED SECURITY) ONLY (A) TO THE TRUST, (B) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) SO LONG AS THIS PREFERRED SECURITY IS ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT ("RULE 144A"), TO A PERSON IT REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A) THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE OFFER IS BEING MADE IN RELIANCE OF RULE 144A, (D) PURSUANT TO OFFERS AND SALES TO NONUNITED STATES PERSONS THAT OCCUR OUTSIDE THE UNITED STATES WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT, (E) TO AN INSTITUTIONAL "ACCREDITED INVESTOR" WITHIN THE MEANING OF SUBPARAGRAPH (A)(1), (2), (3) OR (7) OF RULE 501 UNDER THE SECURITIES ACT THAT IS ACQUIRING THIS PREFERRED SECURITY FOR ITS OWN ACCOUNT, OR FOR THE ACCOUNT OF SUCH AN INSTITUTIONAL ACCREDITED INVESTOR, FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO, OR FOR OFFER OR SALE IN CONNECTION WITH, ANY DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT OR (F) PURSUANT TO ANY OTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS UNDER THE SECURITIES ACT, SUBJECT TO THE RIGHT OF THE TRUST AND THE SPONSOR PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER, (i) PURSUANT TO CLAUSE
               (D), (E) OR (F) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATIONS AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM AND (ii) PURSUANT TO CLAUSE (E) TO REQUIRE THAT THE TRANSFEROR DELIVER TO THE TRUST A LETTER FROM THE TRANSFEREE SUBSTANTIALLY IN THE FORM OF ANNEX A TO THE OFFERING MEMORANDUM DATED NOVEMBER 26, 1997. SUCH HOLDER FURTHER AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THIS PREFERRED SECURITY IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND.

In the case of the Regulation S Global Preferred Security

               THIS PREFERRED SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT AND MAY NOT BE OFFERED OR SOLD WITHIN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, UNITED STATES PERSONS UNLESS REGISTERED UNDER THE SECURITIES ACT OR AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT IS AVAILABLE.

                      (ii) Upon any sale or transfer of a Restricted Preferred Security (including any Restricted Preferred Security represented by a Global Preferred Security) pursuant to an effective registration statement under the Securities Act or pursuant to Rule 144:

                             (A)    in the case of any Restricted Preferred
Security that is a Definitive Preferred Security, the Securities Registrar shall permit the Holder thereof to exchange such Restricted Preferred Security for a Definitive Preferred Security that does not bear the Restricted Securities Legend and rescind any restriction on the transfer of such Restricted Preferred Security; and

                             (B) in the case of any Restricted Preferred
Security that is represented by a Global Preferred Security, the Securities Registrar shall permit the Holder of such Global Preferred Security to exchange such Global Preferred Security for another Global Preferred Security that does not bear the Restricted Securities Legend.

               (h) Cancellation or Adjustment of Global Preferred Security. At such time as all beneficial interests in a Global Preferred Security have either been exchanged for Definitive Preferred Securities to the extent permitted by this Declaration or redeemed, repurchased or canceled in accordance with the terms of this Declaration, such Global Preferred Security shall be returned to the Clearing Agency for cancellation or retained and canceled by the Preferred Trustee. At any time prior to such cancellation, if any beneficial interest in a Global Preferred Security is exchanged for Definitive Preferred Securities, Preferred Securities represented by such Global Preferred Security shall be reduced and an adjustment shall be made on the books and records of the Preferred Trustee (if it is then the custodian for such Global Preferred Security) with respect to such Global Preferred Security, by the Preferred Trustee, to reflect such reduction.

               (i) No Obligations of the Preferred Trustee. The Preferred Trustee shall have no responsibility or obligation to any beneficial owner of a Global Preferred Security, a Participant in the Clearing Agency or other Person with respect to the accuracy of the records of the Clearing Agency or its nominee or of any Participant thereof, with respect of any ownership interest in the Preferred Securities or with respect to the delivery of any Participant, beneficial owner or other Person (other than the Clearing Agency) of any notice (including any notice of redemption) or the payment of any amount, under or with respect to such Preferred Securities. All notices and communications to be given to the Holders and all payments to be made to Holders under the Preferred Securities shall be given or made only to or upon the order of the registered Holders (which shall be the Clearing Agency or its nominee in the case of a Global Preferred Security). The rights of beneficial owners in any Global Preferred Security shall be exercised only through the Clearing Agency subject to the applicable rules and procedures of the Clearing Agency. The Preferred Trustee may conclusively rely and shall be fully protected in relying upon information furnished by the Clearing Agency or any agent thereof with respect to its Participants and any beneficial owners.

               The Preferred Trustee and Securities Registrar shall have no obligation or duty to monitor, determine or inquire as to compliance with any restriction on transfer imposed under this Declaration or under applicable law with respect to any transfer of any interest on any Preferred Security (including any transfers between or among Clearing Agency Participants or beneficial owners on any Global Preferred Security) other than to require delivery of such certificates and other documentation or evidence as are required by, and to do so if and when expressly required by law, the terms of this Declaration, and to examine the same to determine substantial compliance as to form with the express requirements hereof.

               (j) Minimum Transfers. Preferred Securities may only be transferred in minimum blocks of $100,000 aggregate Liquidation Amount until such Preferred Securities are registered pursuant to an effective registration statement filed under the Securities Act or are "unrestricted" pursuant to Rule 144:

               Section 5.7   Temporary Securities.

               (a) Until definitive Trust Securities are ready for delivery, a Company Trustee on behalf of the Trust may prepare and, in the case of the Preferred Securities, the Preferred Trustee shall authenticate temporary Securities (the "Temporary Securities"). Temporary Securities shall be substantially in the form of definitive Trust Securities but may have variations that the Trust considers appropriate for temporary Trust Securities. Without unreasonable delay, a Company Trustee on behalf of the Trust shall prepare, and in the case of the Preferred Securities, the Preferred Trustee shall authenticate definitive Trust Securities in exchange for Temporary Securities.

               (b) A Global Preferred Security deposited with the Clearing Agency or with the Preferred Trustee as custodian for the Clearing Agency pursuant to Section 5.4 shall be transferred to the beneficial owners thereof in the form of certificated Preferred Securities only if such transfer complies with Section 5.6 and (i) the Clearing Agency notifies the Company that it is unwilling or unable to continue as Clearing Agency for such Global Preferred Security or if at any time such Clearing Agency ceases to be a "clearing agency" registered under the Exchange Act and a clearing agency is not appointed by the Sponsor within 90 days of such notice, (ii) a Declaration Event of Default has occurred and is continuing or (iii) the Trust at its sole discretion elects to cause the issuance of certificated Preferred Securities.

               (c) Any Global Preferred Security that is transferable to the beneficial owners thereof in the form of certificated Preferred Securities pursuant to this Section 5.7 shall be surrendered by the Clearing Agency to the Preferred Trustee located in Wilmington, Delaware, to be so transferred, in whole or from time to time in part, without charge, and the Preferred Trustee shall authenticate and make available for delivery, upon such transfer of each portion of such Global Preferred Security, an equal aggregate Liquidation Amount of Securities of authorized denominations in the form of certificated Preferred Securities. Any portion of Global Preferred Security also transferred pursuant to this Section shall be registered in such names as the Clearing Agency shall direct. Any Preferred Security in the form of certificated Preferred Security also delivered in exchange for an interest in the Restricted Global Preferred Security shall, except as otherwise provided by Sections 5.4 and 5.5, bear the Restricted Securities Legend set forth in Exhibit D hereto.

               (d) Subject to the provisions of Section 5.7(c), the Holder of a Global Preferred Security may grant proxies and otherwise authorize any Person, including Participants and Persons that may hold interests through Participants, to take any action which such Holder is entitled to take under this Declaration or the Trust Securities.

               (e) In the event of the occurrence of any of the events specified in Section 5.7(b), the Trust will promptly make available to the Preferred Trustee a reasonable supply of certificated Preferred Securities in fully registered form without Distribution coupons.

               Section 5.8   Securities Register and Securities Registrar.

               The Sponsor shall keep or cause to be kept, at the office or agency maintained pursuant to Section 5.8, a register or registers for the purpose of registering Trust Securities Certificates and transfers and exchanges of Preferred Securities Certificates (the "Securities Register") in which the registrar designated by the Sponsor (the "Securities Registrar"), subject to such reasonable regulations as it may prescribe, shall provide for the registration of Preferred Securities Certificates and Common Securities Certificates (subject to Section 5.10 in the case of the Common Securities Certificates) and registration of transfers and exchanges of Preferred Securities Certificates as herein provided. The Preferred Trustee shall be the initial Securities Registrar.

               Section 5.9 Mutilated, Destroyed, Lost or Stolen Trust Securities Certificates.

               If (a) any mutilated Trust Securities Certificate shall be surrendered to the Securities Registrar, or if the Securities Registrar shall receive evidence to its satisfaction of the destruction, loss or theft of any Trust Securities Certificate and (b) there shall be delivered to the Securities Registrar and the Company Trustees such security or indemnity as may be required by them to save each of them harmless, then in the absence of notice that such Trust Securities Certificate shall have been acquired by a bona fide purchaser, the Company Trustees, or any one of them, on behalf of the Trust, shall execute and make available for delivery, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Trust Securities Certificate, a new Trust Securities Certificate of like class, tenor and denomination. In connection with the issuance of any new Trust Securities Certificate under this Section, the Company Trustees or the Securities Registrar may require the payment of a sum sufficient to pay any tax or other governmental charge that may be imposed in connection therewith. Any duplicate Trust Securities Certificate issued pursuant to this Section shall constitute conclusive evidence of an undivided beneficial interest in the assets of the Trust, as if originally issued, whether or not the lost, stolen or destroyed Trust Securities Certificate shall be found at any time.

               Section 5.10  Persons Deemed Securityholders.

               The Company Trustees or the Securities Registrar shall treat the Person in whose name any Trust Securities Certificate shall be registered in the Securities Register as the owner of such Trust Securities Certificate for the purpose of receiving distributions and for all other purposes whatsoever, and neither the Company Trustees nor the Securities Registrar shall be bound by any notice to the contrary.

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



               Section 5.11 Access to List of Securityholders' Names and Addresses.

               Each Holder of a Trust Securities Certificate, and each Owner shall be deemed to have agreed not to hold the Sponsor, the Preferred Trustee, the Delaware Trustee or the Company Trustees accountable by reason of the disclosure of its name and address, regardless of the source from which such information was derived.

               Section 5.12 Maintenance of Office or Agency.

               The Company Trustees shall maintain an office or offices or agency or agencies where Preferred Securities Certificates may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Trustees in respect of the Trust Securities Certificates may be served. The Company Trustees initially designate Wilmington Trust Company, 1100 North Market Street, Rodney Square North, Wilmington, Delaware, Attention: Corporate Trust Administration, as its principal corporate trust office for such purposes. The Company Trustees shall give prompt written notice to the Sponsor and to the Securityholders of any change in the location of the Securities Register or any such office or agency.

               Section 5.13  Appointment of Paying Agent.

               The Paying Agent shall make Distributions to Securityholders from the Payment Account and shall report the amounts of such Distributions to the Preferred Trustee and the Company Trustees. Any Paying Agent shall have the revocable power to withdraw funds from the Payment Account for the purpose of making the Distributions referred to above. The Company Trustees may revoke such power and remove the Paying Agent if such Trustees determine in their sole discretion that the Paying Agent shall have failed to perform its obligations under this Declaration in any material respect. The Paying Agent shall initially be the Bank, and any co-paying agent chosen by the Bank, and acceptable to the Company Trustees and the Sponsor. Any Person acting as Paying Agent shall be permitted to resign as Paying Agent upon 30 days' written notice to the Company Trustees, the Preferred Trustee and the Sponsor. In the event that the Bank shall no longer be the Paying Agent or a successor Paying Agent shall resign or its authority to act be revoked, the Company Trustees shall appoint a successor that is acceptable to the Preferred Trustee and the Sponsor to act as Paying Agent (which shall be a bank or trust company). The Company Trustees shall cause such successor Paying Agent or any additional Paying Agent appointed by the Company Trustees to execute and deliver to the Trustees an instrument in which such successor Paying Agent or additional Paying Agent shall agree with the Trustees that as Paying Agent, such successor Paying Agent or additional Paying Agent will hold all sums, if any, held by it for payment to the Securityholders in trust for the benefit of the Securityholders entitled thereto until such sums shall be paid to such Securityholders. The Paying Agent shall return all unclaimed funds to the Preferred Trustee, and upon removal of a Paying Agent such Paying Agent shall return all funds in its possession to the Preferred Trustee. The provisions of Sections 8.1, 8.3 and 8.6 herein shall apply to the Bank also in its role as Paying Agent, for so long as the Bank shall act as Paying Agent and, to the extent applicable, to any other Paying Agent appointed hereunder. Any reference in this Declaration to the Paying Agent shall include any co-paying agent unless the context requires otherwise.

               Section 5.14  Ownership of Common Securities by Sponsor.

               On the Closing Date, the Sponsor shall acquire and retain beneficial and record ownership of the Common Securities. To the fullest extent permitted by law, other than a transfer in connection with a consolidation or merger of the Sponsor into another Person, or any conveyance, transfer or lease by the Sponsor of its properties and assets substantially as an entirety to any Person, pursuant to Section 8.1 of the Indenture, any attempted transfer of the Common Securities shall be void. The Company Trustees shall cause each Common Securities Certificate issued to the Sponsor to contain a legend stating "THIS CERTIFICATE IS NOT TRANSFERABLE EXCEPT AS PROVIDED IN THE DECLARATION."

               Section 5.15  Rights of Securityholders.

               (a) The legal title to the Trust Property is vested exclusively in the Preferred Trustee (in its capacity as such) in accordance with Section 2.9, and the Securityholders shall not have any right or title therein other than the undivided beneficial ownership interest in the assets of the Trust conferred by their Trust Securities and they shall have no right to call for any partition or division of property, profits or rights of the Trust except as described below. The Trust Securities shall be personal property giving only the rights specifically set forth therein, in this Declaration and in the Delaware Business Trust Act. The Trust Securities shall have no preemptive or similar rights and when issued and delivered to Securityholders against payment of the purchase price therefor will be fully paid and nonassessable by the Trust. The Holders of the Trust Securities, in their capacities as such, shall be entitled to the same limitation of personal liability extended to stockholders of private corporations for profit organized under the General Corporation Law of the State of Delaware without giving effect to principles of conflict of laws.

               (b) For so long as any Preferred Securities remain Outstanding, if, upon a Declaration Event of Default, the Indenture Trustee fails or the holders of not less than 25% in principal amount of the outstanding Notes fail to declare the principal of all of the Notes to be immediately due and payable, the Preferred Trustee shall have such right by a notice in writing to the Sponsor and the Indenture Trustee; and upon any such declaration such principal amount of and the accrued interest on all of the Notes shall become immediately due and payable, provided, that the payment of principal and interest on such Notes shall remain subordinated to the extent provided in the Indenture.

               At any time after such a declaration of acceleration with respect to the Notes has been made and before a judgment or decree for payment of the money due has been obtained by the Indenture Trustee as provided in the Indenture, the Holders of a majority in Liquidation Amount of the Preferred Securities, by written notice to the Preferred Trustee, the Sponsor and the Indenture Trustee, may rescind and annul such declaration and its consequences if:

                      (i) the Sponsor has paid or deposited with the Indenture Trustee a sum sufficient to pay:

                             (A)    all overdue installments of interest on all
of the Notes,


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



                             (B) the principal of (and premium, if any, on) any
Notes which have become due otherwise than by such declaration of acceleration and interest thereon at the rate borne by the Notes, and

                             (C) all sums paid or advanced by the Indenture
Trustee under the Indenture and the reasonable compensation, expenses, disbursements and advances of the Indenture Trustee, the Preferred Trustee and the Delaware Trustee, their agents and counsel; and

                      (ii) any Note Event of Default, other than the non-payment of the principal of the Notes which has become due solely by such acceleration, has been cured or waived as provided in Section 5.13 of the Indenture.

               In the case of any Declaration Event of Default, the Holder of Common Securities will be deemed to have waived any such Declaration Event of Default under this Declaration until all such Declaration Events of Default with respect to the Preferred Securities have been cured, waived or otherwise eliminated. Until any such Declaration Events of Default with respect to the Preferred Securities have been so cured, waived or otherwise eliminated, the Trustees shall act solely on behalf of the Holders of Preferred Securities and not the Holder of the Common Securities, and only the Holders of Preferred Securities will have the right to direct the Trustees to act on their behalf.

               The Holders of a majority in aggregate Liquidation Amount of the Preferred Securities may, on behalf of the Holders of all the Preferred Securities, waive any past default under the Indenture, except a default in the payment of principal or interest (unless such default has been cured and a sum sufficient to pay all matured installments of interest and principal due otherwise than by acceleration has been deposited with the Indenture Trustee) or a default in respect of a covenant or provision which under the Indenture cannot be modified or amended without the consent of the holder of each outstanding Note. No such rescission shall affect any subsequent default or impair any right consequent thereon. The Preferred Trustee shall not, as the initial holder of the Notes, for so long as it holds such Notes, waive any Note Event of Default without the consent of Holders of a majority in aggregate Liquidation Amount of Preferred Securities then Outstanding.

               A waiver of a Note Event of Default will constitute a waiver of the corresponding Declaration Event of Default.

               Upon receipt by the Preferred Trustee of written notice declaring such rescission and annulment by Holders of Preferred Securities all or part of which is represented by Book-Entry Interests, a record date shall be established for determining Holders of Outstanding Preferred Securities entitled to join in such notice, which record date shall be at the close of business on the day the Preferred Trustee receives such notice. The Holders on such record date, or their duly designated proxies, and only such Persons, shall be entitled to join in such notice, whether or not such Holders remain Holders after such record date; provided, that, unless such declaration of rescission and annulment shall have become effective by virtue of the requisite percentage having joined in such notice prior to the day which is 90 days after such record date, such notice of declaration of rescission and annulment shall automatically and without further action by any Holder be canceled and of no further effect. Nothing in this paragraph shall prevent a Holder, or a proxy of a Holder, from giving, after expiration of such 90-day period, a new written notice of declaration of rescission and annulment that is identical to a written notice which has been canceled pursuant to the proviso to the preceding sentence, in which event a new record date shall be established pursuant to the provisions of this Section 5.15(b).

               (c) For so long as any Preferred Securities remain Outstanding, to the fullest extent permitted by law and subject to the terms of this Declaration and the Indenture, if a Declaration Event of Default has occurred and is continuing and such event is attributable to the failure of the Sponsor to pay interest on or principal of the Notes on the date such interest or principal is otherwise payable (or in the case of redemption, the redemption date), then the Holders of at least 25% in Liquidation Amount of the Outstanding Preferred Securities shall have the right to appoint a trustee (the "Special Trustee") to act on behalf of all Holders of Preferred Securities. The Special Trustee so appointed shall represent the Holders of all Outstanding Preferred Securities unless Holders of at least a majority in Liquidation Amount of the Outstanding Preferred Securities appoint an alternative Special Trustee, in which case the Special Trustee appointed in accordance with the preceding sentence shall resign as Special Trustee. At no time can there be more than one Special Trustee acting on behalf of the Holders of Preferred Securities. To the fullest extent permitted by law, the Special Trustee shall have the right to directly institute a proceeding against the Sponsor (a "Trustee Action") for enforcement of payment to Holders of Preferred Securities of the principal of or interest on the Notes having a principal amount equal to the aggregate Liquidation Amount of the Preferred Securities of such Holders. In connection with any such Trustee Action, the rights of the Holder of the Common Securities will be subrogated to the rights of any Holder of Preferred Securities to the extent of any payment made by the Sponsor to such Holder of Preferred Securities as a result of such Trustee Action. Except as set forth in Sections 5.15(b) and
(c), the Holders of Preferred Securities shall have no right to exercise directly any right or remedy available to the holders of, or in respect of, the Notes; provided, however, that if the Preferred Trustee or the Special Trustee do not enforce such payment obligations, a Holder of Preferred Securities will, to the fullest extent permitted by law, have the right to bring an action on behalf of the Trust to enforce the Trust's rights under the Notes and the Indenture.

               (d) Upon the occurrence of a Change of Control Triggering Event, each Holder of Preferred Securities shall have the right to require that the Trust exchange Preferred Securities for Notes having an aggregate principal amount equal to the aggregate Liquidation Amount of the Preferred Securities to be exchanged. The Sponsor shall immediately redeem any Preferred Securities so exchanged at a purchase price in cash equal to 101% of the principal amount thereof plus accrued and unpaid interest, if any, to the date of purchase.

                                   ARTICLE VI

                    ACTS OF SECURITYHOLDERS; MEETINGS; VOTING

               Section 6.1   Limitations on Voting Rights.

               (a) Except as provided in this Section, in Sections 5.15, 8.10 and 10.2 and in the Indenture and as otherwise required by law, no Holder of Preferred Securities shall have any right to vote or in any manner otherwise control the administration, operation and management of the Trust or the obligations of the parties hereto, nor shall anything herein set forth, or contained in the terms of the Trust Securities Certificates, be construed so as to constitute the Securityholders from time to time as partners or members of an association.


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



               (b) Subject to the requirement of the Preferred Trustee obtaining an Opinion of Counsel in certain circumstances set forth in the last sentence of this paragraph, Holders of a majority in Liquidation Amount of all Outstanding Preferred Securities have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Preferred Trustee (or Special Trustee, if appointed), or direct the exercise of any trust or power conferred upon the Preferred Trustee under this Declaration including the right to direct the Preferred Trustee, as holder of the Notes, to (i) exercise the remedies available under the Indenture with respect to the Notes, (ii) waive any past Note Event of Default that is waivable under the Indenture, (iii) exercise any right to rescind or annul a declaration that the principal of all the Notes shall be due and payable or (iv) consent to any amendment, modification, or termination of the Indenture or the Notes where such consent shall be required; provided, however, that, where a consent or action under the Indenture would require the consent or act of the holders of more than a majority of the aggregate principal amount of Notes affected thereby, only Holders of the percentage of the Liquidation Amount of all Outstanding Preferred Securities which is at least equal to the percentage required under the Indenture may direct the Preferred Trustee to give such consent or take such action. The Trustees shall not revoke any action previously authorized or approved by a vote of the Holders of Preferred Securities, except by a subsequent vote of the Holders of Preferred Securities. If the Preferred Trustee or the Special Trustee fails to enforce its rights under the Notes to receive interest or principal on the Notes on the date such interest or principal is otherwise payable (or in the case of redemption, the redemption date), a Holder of Preferred Securities may, to the fullest extent permitted by law, institute a legal proceeding on behalf of the Trust against the Sponsor to enforce the Trust's rights under the Notes without first instituting any legal proceeding against the Preferred Trustee or any other Person. Holders of Preferred Securities shall not be able to exercise directly any other remedies available to the holder of the Notes unless the Preferred Trustee or the Indenture Trustee, acting for the benefit of the Preferred Trustee, fail to do so. In such event, Holders of at least 25% in Liquidation Amount of all Outstanding Preferred Securities shall, to the fullest extent permitted by law, have a right to institute such proceedings. The Preferred Trustee shall notify all Holders of Preferred Securities of any notice of default received from the Indenture Trustee with respect to the Notes. Such notice shall state that such Note Event of Default also constitutes a Declaration Event of Default. Except with respect to directing the time, method and place of conducting a proceeding for a remedy, the Preferred Trustee shall not take any of the actions described in clause (i), (ii) or (iii) above unless the Preferred Trustee has obtained an Opinion of Counsel rendered by a law firm having a tax and securities practice to the effect that, as a result of such action, the Trust will not fail to be classified as a grantor trust for United States federal income tax purposes or another entity which is not subject to United States federal income tax at the entity level and the assets and income of which are treated for United States federal income tax purposes as held and derived directly by holders of interests in the entity.

               (c) In the event the consent of the Preferred Trustee, as the holder of the Notes, is required under the Indenture with respect to any amendment, modification or termination of the Indenture, the Preferred Trustee shall request the direction of the Holders of Preferred Securities with respect to such amendment, modification or termination and shall vote with respect to such amendment, modification or termination as directed by a majority in Liquidation Amount of all Outstanding Preferred Securities; provided, however, that, where a consent under the Indenture would require the consent of the holders of a majority or more of the aggregate principal amount of the Notes, the Preferred Trustee may only give such consent at the direction of the Holders of at least the same proportion in Liquidation Amount of all Outstanding Preferred Securities. The Preferred Trustee shall not take any such action in accordance with the directions of the Holders of Preferred Securities unless

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



the Preferred Trustee has obtained an Opinion of Counsel rendered by a law firm having an independent tax and securities practice experienced in such matters to the effect that, as a result of such action, the Trust will not fail to be classified as a grantor trust or another entity which is not subject to United States federal income tax at the entity level and the assets and income of which are treated for United States federal income tax purposes as held and derived directly by holders of interests in the entity.

               (d) If any proposed amendment to the Declaration pursuant to
Section 10.2 provides for, or the Trustees or the Sponsor otherwise propose to effect, (i) any action that would adversely affect in any material respect the powers, preferences or special rights of the Trust Securities, whether by way of amendment to the Declaration or otherwise, or (ii) the dissolution, winding-up or termination of the Trust, other than pursuant to the terms of this Declaration, then the Holders of the Trust Securities voting together as a single class will be entitled to vote on such amendment or proposal and such amendment or proposal shall not be effective except with the approval of the Holders of at least a majority in Liquidation Amount of the Trust Securities affected thereby; provided, that if any amendment or proposal referred to in clause (i) above would adversely affect only the Preferred Securities or the Common Securities, then only the affected class will be entitled to vote on such amendment or proposal and such amendment or proposal shall not be effective except with the approval of at least a majority in Liquidation Amount of such class of Trust Securities.

               (e) Notwithstanding that Holders of Preferred Securities are entitled to vote or consent under any of the circumstances described herein, any of the Preferred Securities that are owned at such time by the Sponsor or any entity directly or indirectly controlling or controlled by, or under direct or indirect common control with, the Sponsor, shall not be entitled to vote or consent and shall, for purposes of such vote or consent, be treated as if such Preferred Securities were not Outstanding.

               (f) Holders of Preferred Securities have no rights to appoint or remove, or increase or decrease the number of, the Trustees, who may be appointed, removed or replaced, increased or decreased solely by the Sponsor as the indirect or direct Holder of all of the Common Securities. No vote or consent of the Holders of Preferred Securities will be required for the Trust to redeem and cancel Preferred Securities or distribute Notes in accordance with the Declaration.

               Section 6.2   Notice of Meetings.

               Notice of all meetings at which the Preferred Securities Securityholders are entitled to vote, or of all matters upon which action by written consent of the Preferred Securities Securityholders is to be taken, shall be given by the Preferred Trustee pursuant to Section 10.8 to each Preferred Securities Securityholder of record, at his registered address, at least 15 days and not more the 90 days before the meeting. Each such notice shall include a statement setting forth the following information: (i) the date, place and purpose of such meeting or the date by which such action is to be taken and the purpose thereof; (ii) a description of any resolution proposed for adoption at such meeting on which such Holders are entitled to vote or of such matter upon which written consent is sought; and (iii) instructions for the delivery of proxies or consents. At any such meeting, any business properly before the meeting may be so considered whether or not stated in the notice of the meeting. No vote or consent of the Holders of Preferred Securities will be required for the Trust to redeem and cancel Preferred Securities or distribute Notes in accordance with this Declaration. Any adjourned meeting may be held as adjourned without further notice.

               Section 6.3   Meetings of Preferred Securities Securityholders.

               Any required approval or direction of Holders of Preferred Securities may be given at a separate meeting of Holders of Preferred Securities convened for such purpose, at a meeting of all of the Holders of Trust Securities or pursuant to written consent. No annual meeting of Securityholders is required to be held. The Company Trustees, however, shall call a meeting of Securityholders to vote on any matter upon the written request of the Preferred Securities Securityholders of record of 25% of the Preferred Securities (based upon their Liquidation Amount) and the Company Trustees or the Preferred Trustee may, at any time in their discretion, call a meeting of Preferred Securities Securityholders to vote on any matters as to which Preferred Securities Securityholders are entitled to vote.

               Preferred Securities Securityholders of record of 50% of the Outstanding Preferred Securities (based upon their Liquidation Amount), present in person or by proxy, shall constitute a quorum at any meeting of Securityholders.

               If a quorum is present at a meeting, an affirmative vote by the Preferred Securities Securityholders of record present, in person or by proxy, holding a majority of the Preferred Securities (based upon their Liquidation Amount) held by the Preferred Securities Securityholders of record present, either in person or by proxy, at such meeting shall constitute the action of the Securityholders, unless this Declaration requires a greater number of affirmative votes.

               Section 6.4   Voting Rights.

               Securityholders shall be entitled to one vote for each $1,000.00 of Liquidation Amount represented by their Trust Securities in respect of any matter as to which such Securityholders are entitled to vote.

               Section 6.5   Proxies, etc.

               At any meeting of Securityholders, any Securityholder entitled to vote thereat may vote by proxy, provided, that no proxy shall be voted at any meeting unless it shall have been placed on file with the Company Trustees, or with such other officer or agent of the Trust as the Company Trustees may direct, for verification prior to the time at which such vote shall be taken. Pursuant to a resolution of the Preferred Trustee, proxies may be solicited in the name of the Preferred Trustee or one or more officers of the Preferred Trustee. Only Securityholders of record shall be entitled to vote. When Trust Securities are held jointly by several Persons, any one of them may vote at any meeting in person or by proxy in respect of such Trust Securities, but if more than one of them shall be present at such meeting in person or by proxy, and such joint owners or their proxies so present disagree as to any vote to be cast, such vote shall not be received in respect of such Trust Securities. A proxy purporting to be executed by or on behalf of a Securityholder shall be deemed valid unless challenged at or prior to its exercise, and the burden of proving invalidity shall rest on the challenger. No proxy shall be valid more than three years after its date of execution.

               Section 6.6   Securityholder Action by Written Consent.

               Any action which may be taken by Securityholders at a meeting may be taken without a meeting if Securityholders holding a majority of all Outstanding Trust Securities (based upon their Liquidation Amount) entitled to vote in respect of such action (or such larger proportion thereof as shall be required by any express provision of this Declaration) shall consent to the action in writing.

               Section 6.7   Record Date for Voting and Other Purposes.

               For the purposes of determining the Securityholders who are entitled to notice of and to vote at any meeting or by written consent, or to participate in any distribution of the Trust Securities in respect of which a record date is not otherwise provided for in this Declaration, or for the purpose of any other action, the Company Trustees may from time to time fix a date, not more than 90 days prior to the date of any meeting of Securityholders or the payment of a distribution or other action, as the case may be, as a record date for the determination of the identity of the Securityholders of record for such purposes.

               Section 6.8   Acts of Securityholders.

               Any request, demand, authorization, direction, notice, consent, waiver or other action provided or permitted by this Declaration to be given, made or taken by Securityholders or Owners may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Securityholders or Owners in person or by an agent duly appointed in writing; and, except as otherwise expressly provided herein, such action shall become effective when such instrument or instruments are delivered to a Company Trustee. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Securityholders or Owners signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Declaration and (subject to Section 8.1) conclusive in favor of the Trustees, if made in the manner provided in this Section.

               The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Where such execution is by a signer acting in a capacity other than his individual capacity, such certificate or affidavit shall also constitute sufficient proof of his authority. The fact and date of the execution of any such instrument or writing, or the authority of the Person executing the same, may also be proved in any other manner which any Trustee receiving the same deems sufficient.

               The ownership of Preferred Securities shall be proved by the Securities Register.

               Any request, demand, authorization, direction, notice, consent, waiver or other Act of the Securityholder of any Trust Security shall bind every future Securityholder of the same Trust Security and the Securityholder of every Trust Security issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustees or the Trust in reliance thereon, whether or not notation of such action is made upon such Trust Security.

               Without limiting the foregoing, a Securityholder entitled hereunder to take any action hereunder with regard to any particular Trust Security may do so with regard to all or any part of the Liquidation Amount of such Trust Security or by one or more duly appointed agents each of which may do so pursuant to such appointment with regard to all or any part of such Liquidation Amount.

               If any dispute shall arise between the Securityholders and the Company Trustees or among such Securityholders or Trustees with respect to the authenticity, validity or binding nature of any request, demand, authorization, direction, consent, waiver or other Act of such Securityholder or Trustee under this Article VI, then the determination of such matter by the Preferred Trustee shall be conclusive with respect to such matter.

               Section 6.9   Inspection of Records.

               Upon reasonable notice to the Company Trustees and the Preferred Trustee, the records of the Trust shall be open to inspection by Securityholders during normal business hours for any purpose reasonably related to such Securityholder's interest as a Securityholder.

                                   ARTICLE VII

                         REPRESENTATIONS AND WARRANTIES

               Section 7.1 Representations and Warranties of the Bank, the Preferred Trustee and the Delaware Trustee.

               The Preferred Trustee and the Delaware Trustee, each severally on behalf of and only as to itself, hereby represents and warrants for the benefit of the Sponsor, the Company Trustees and the Securityholders that:

               (a) the Preferred Trustee is a Delaware banking corporation duly organized, validly existing and in good standing under the laws of the State of Delaware;

               (b) the Preferred Trustee has full corporate power, authority and legal right to execute, deliver and perform its obligations under this Declaration and has taken all necessary action to authorize the execution, delivery and performance by it of this Declaration;

               (c) the Delaware Trustee is a Delaware banking corporation duly organized, validly existing and in good standing in the State of Delaware;

               (d) the Delaware Trustee has full corporate power, authority and legal right to execute, deliver and perform its obligations under this Declaration and has taken all necessary action to authorize the execution, delivery and performance by it of this Declaration;

               (e) this Declaration has been duly authorized, executed and delivered by the Preferred Trustee and the Delaware Trustee and constitutes the valid and legally binding agreement of each of the Preferred Trustee and the Delaware Trustee enforceable against each of them in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles;

               (f) the execution, delivery and performance of this Declaration by the Preferred Trustee and the Delaware Trustee has been duly authorized by all necessary corporate or other action on the part of the Preferred Trustee and the Delaware Trustee and does not require any approval of stockholders, of the Preferred Trustee or the Delaware Trustee and such execution, delivery and performance will not (i) violate the Charter or By-Laws of the Preferred Trustee or the Delaware Trustee, (ii) violate any provision of, or constitute, with or without notice or lapse of time, a default under, or result in the creation or imposition of, any Lien on any properties including in the Trust Property pursuant to the provisions of, any indenture, mortgage, credit agreement, license or other agreement or instrument to which the Preferred Trustee or the Delaware Trustee is a party or by which it is bound, or (iii) violate any law, governmental rule or regulation of the United States or the State of Delaware, as the case may be, governing the banking, trust or general powers of the Preferred Trustee or the Delaware Trustee (as appropriate in context) or any order, judgment or decree applicable to the Preferred Trustee or the Delaware Trustee;

               (g) neither the authorization, execution or delivery by the Preferred Trustee or the Delaware Trustee of this Declaration nor the consummation of any of the transactions by the Preferred Trustee or the Delaware Trustee (as appropriate in context) contemplated herein or therein requires the consent or approval of, the giving of notice to, the registration with or the taking of any other action with respect to (i) any governmental authority or agency under any existing federal or Delaware law governing the banking, trust or general powers of the Preferred Trustee, (ii) with respect to any governmental authority or agency under any existing federal or Delaware law governing the banking, trust or general powers of the Delaware Trustee (in each case, other than (a) the qualification of this Declaration, the Indenture and the Company Guarantees under the Trust Indenture Act, and (b) the filing of the Certificate of Trust as required under the Delaware Business Trust Act); and

               (h) there are no proceedings pending or, to the best of each of the Preferred Trustee's and the Delaware Trustee's knowledge, threatened against or affecting the Preferred Trustee or the Delaware Trustee in any court or before any governmental authority, agency or arbitration board or tribunal which, individually or in the aggregate, would materially and adversely affect the Trust or would question the right, power and authority of the Preferred Trustee or the Delaware Trustee, as the case may be, to enter into or perform its obligations as one of the Trustees under this Declaration.

               Section 7.2 Representations and Warranties of Sponsor.

               The Sponsor hereby represents and warrants for the benefit of the Securityholders that:

               (a) the Trust Securities Certificates issued at each time of delivery on behalf of the Trust have been duly authorized and will have been duly and validly executed, issued and delivered by the Trustees pursuant to the terms and provisions of, and in accordance with the requirements of, this Declaration and the Securityholders will be, as of each such date, entitled to the benefits of this Declaration; and

               (b) there are no taxes, fees or other governmental charges payable by the Trust (or the Trustees on behalf of the Trust) under the laws of the State of Delaware or any political subdivision thereof in connection with the execution, delivery and performance by the Preferred Trustee or the Delaware Trustee, as the case may be, of this Declaration.

                                  ARTICLE VIII

                                  THE TRUSTEES

               Section 8.1   Certain Duties and Responsibilities.

               (a) The duties and responsibilities of the Trustees shall be as provided by this Declaration and no implied covenants shall be read into this Declaration. Notwithstanding the foregoing, no provision of this Declaration shall require the Trustees to expend or risk their own funds or otherwise incur any financial liability in the performance of any of their duties hereunder, or in the exercise of any of their rights or powers, if they shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it. Whether or not therein expressly so provided, every provision of this Declaration relating to the conduct or affecting the liability of or affording protection to the Trustees shall be subject to the provisions of this Section. The Delaware Trustee shall have no liability under this Declaration except for its gross negligence or willful misconduct. To the extent that, at law or in equity, a Trustee has duties (including fiduciary duties) and liabilities relating thereto to the Trust or to the Securityholders, such Trustee shall not be liable to the Trust or to any Securityholder for such Trustee's good faith reliance on the provisions of this Declaration. The provisions of this Declaration, to the extent that they restrict the duties and liabilities of the Trustees otherwise existing at law or in equity, are agreed by the Sponsor and the Securityholders to replace such other duties and liabilities of the Trustees.

               (b) All payments made by the Preferred Trustee or a Paying Agent in respect of the Trust Securities shall be made only from the revenue and proceeds from the Trust Property and only to the extent that there shall be sufficient revenue or proceeds from the Trust Property to enable the Preferred Trustee or a Paying Agent to make payments in accordance with the terms hereof. Each Securityholder, by its acceptance of a Trust Security, agrees that it will look solely to the revenue and proceeds from the Trust Property to the extent legally available for distribution to it as herein provided and that the Trustees are not personally liable to it for any amount distributable in respect of any Trust Security or for any other liability in respect of any Trust Security. This Section 8.1(b) does not limit the liability of the Trustees expressly set forth elsewhere in this Declaration or, in the case of the Preferred Trustee, in the Trust Indenture Act.

               (c) No provision of this Declaration shall be construed to relieve the Preferred Trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that:

                     (i) the Preferred Trustee shall not be liable for any error of judgment made in good faith by an authorized officer of the Preferred Trustee, unless it shall be proved that the Preferred Trustee was negligent in ascertaining or failing to ascertain the pertinent facts;

                     (ii) the Preferred Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Holders of not less than a majority in Liquidation Amount of the Trust Securities relating to the time, method and place of conducting any proceeding for any remedy available to the Preferred Trustee, or exercising any trust or power conferred upon the Preferred Trustee under this Declaration;

                      (iii) the Preferred Trustee's sole duty with respect to the custody, safe keeping and physical preservation of the Notes and the Payment Account shall be to deal with such Trust Property in a similar manner as the Preferred Trustee deals with similar property for its own account, subject to the protections and limitations on liability afforded to the Preferred Trustee under this Declaration and the Trust Indenture Act;

                      (iv) the Preferred Trustee shall not be liable for any interest on any money received by it except as it may otherwise agree with the Sponsor; and money held by the Preferred Trustee need not be segregated from other funds held by it except in relation to the Payment Account maintained by the Preferred Trustee pursuant to Section 3.1 and except to the extent otherwise required by law; and

                      (v) the Preferred Trustee shall not be responsible for monitoring the compliance by the Company Trustees or the Sponsor with their respective duties under this Declaration, nor shall the Preferred Trustee be liable for the default or misconduct of the Company Trustees or the Sponsor.

               Section 8.2   Certain Notices.

               Within five Business Days after the occurrence of any Declaration Event of Default actually known to an officer in the Corporate Trust Administration office of the Preferred Trustee, the Preferred Trustee shall transmit, in the manner and to the extent provided in Section 10.8, notice of such Declaration Event of Default to the Securityholders, the Company Trustees, the Delaware Trustee and the Sponsor, unless such Declaration Event of Default shall have been cured or waived.

               Within ninety days after the receipt of notice of the Sponsor's exercise of its right to defer the payment of interest on the Notes pursuant to the Indenture, the Company Trustee shall transmit, in the manner and to the extent provided in Section 10.8, notice of such exercise to the Securityholders, the Delaware Trustee and the Preferred Trustee, unless such exercise shall have been revoked.

               Section 8.3   Certain Rights of Preferred Trustee.

               Subject to the provisions of Section 8.1:

               (a) the Preferred Trustee may rely and shall be protected in acting or refraining from acting in good faith upon any resolution, Opinion of Counsel, certificate, written representation of a Holder or transferee, certificate of auditors or any other certificates, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

               (b) If (i) in performing its duties under this Declaration the Preferred Trustee is required to decide between alternative courses of action or
(ii) in construing any of the provisions of this Declaration the Preferred Trustee finds the same ambiguous or inconsistent with any other provisions contained herein or (iii) the Preferred Trustee is unsure of the application of any provision of this Declaration, then, except as to any matter as to which the Preferred Securities Securityholders are entitled to vote under the terms of this Declaration, the Preferred Trustee shall deliver a notice to the Sponsor requesting written instructions of the Sponsor as to the course of action to be taken and the Preferred Trustee shall take such action, or refrain from taking such action, as the Preferred Trustee shall be instructed in writing to take, or to refrain from taking, by the Sponsor; provided, however, that if the Preferred Trustee does not receive such instructions of the Sponsor within ten Business Days after it has delivered such notice, or such reasonably shorter period of time set forth in such notice (which to the extent practicable shall not be less than five Business Days), it may, but shall be under no duty to, take or refrain from taking such action not inconsistent with this Declaration as it shall deem advisable and in the best interests of the Securityholders, in which event the Preferred Trustee shall have no liability except for its own bad faith, negligence or wilful misconduct;

               (c) any direction or act of the Sponsor or the Company Trustees contemplated by this Declaration shall be sufficiently evidenced by an Officers' Certificate;

               (d) whenever in the administration of this Declaration, the Preferred Trustee shall deem it desirable that a matter be established before undertaking, suffering or omitting any action hereunder, the Preferred Trustee (unless other evidence is herein specifically prescribed) may, in the absence of bad faith on its part, request and rely upon an Officers' Certificate which, upon receipt of such request, shall be promptly delivered by the Sponsor or the Company Trustees;

               (e) the Preferred Trustee shall have no duty to see to any recording, filing or registration of any instrument (including any financing or continuation statement or any filing under tax or securities laws) or any rerecording, refiling or re-registration thereof;

               (f) the Preferred Trustee may consult with counsel (which counsel may be counsel to the Sponsor or any of its Affiliates, and may include any of its employees) and the advice of such counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon and in accordance with such advice; the Preferred Trustee shall have the right at any time to seek instruction concerning the administration of this Declaration from any court of competent jurisdiction;

               (g) the Preferred Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Declaration at the request or direction of any of the Securityholders pursuant to this Declaration, unless such Securityholders shall have offered to the Preferred Trustee reasonable security or indemnity against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

               (h) the Preferred Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond, debenture, note or other evidence of indebtedness or other paper or document, unless requested in writing to do so by one or more
Securityholders;

               (i) the Preferred Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through its agents or attorneys, provided, that the Preferred Trustee shall be responsible for its own negligence or recklessness with respect to the selection of any agent or attorney appointed by it hereunder;

               (j) whenever in the administration of this Declaration the Preferred Trustee shall deem it desirable to receive instructions with respect to enforcing any remedy or right or taking any other action hereunder the Preferred Trustee (i) may request instructions from the Holders of the Trust Securities which instructions may only be given by the Holders of the same proportion in Liquidation Amount of the Trust Securities as would be entitled to direct the Preferred Trustee under the terms of the Trust Securities in respect of such remedy, right or action, (ii) may refrain from enforcing such remedy or right or taking such other action until such instructions are received, and
(iii) shall be protected in action in accordance with such instructions; and

               (k) except as otherwise expressly provided by this Declaration, the Preferred Trustee shall not be under any obligation to take any action that is discretionary under the provisions of this Declaration.

               No provision of this Declaration shall be deemed to impose any duty or obligation on the Preferred Trustee to perform any act or acts or exercise any right, power, duty or obligation conferred or imposed on it, in any jurisdiction in which it shall be illegal, or in which the Preferred Trustee shall be unqualified or incompetent in accordance with applicable law, to perform any such act or acts, or to exercise any such right, power, duty or obligation. No permissive power or authority available to the Preferred Trustee shall be construed to be a duty.

              Section 8.4 Not Responsible for Recitals or Issuance of
Securities.

               The recitals contained herein and in the Trust Securities Certificates shall be taken as the statements of the Trust, and the Trustees do not assume any responsibility for their correctness. The Trustees shall not be accountable for the use or application by the Sponsor of the proceeds of the Notes.

               Section 8.5   May Hold Securities.

               Except as provided in the definition of the term "Outstanding" in
Article I, any Trustee or any other agent of any Trustee of the Trust, in its individual or any other capacity, may become the owner or pledgee of Trust Securities and, subject to Sections 8.8 and 8.13, may otherwise deal with the Trust with the same rights it would have if it were not a Trustee or such other agent.

               Section 8.6   Compensation; Indemnity; Fees.

               Pursuant to Section 10.18 of the Indenture, the Sponsor, in its capacity as issuer of the Notes, agrees:

               (a) to pay the Trustees from time to time reasonable compensation for all services rendered by them hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

               (b) except as otherwise expressly provided herein, to reimburse the Trustees upon request for all reasonable expenses, disbursements and advances incurred or made by the Trustees in accordance with any provision of this Declaration (including the reasonable compensation and the expenses and disbursements of their agents and counsel), except any such expense, disbursement or advance as may be attributable to their negligence (or, in the case of the Delaware Trustee, gross negligence) or bad faith;

               (c) to the fullest extent permitted by applicable law, to indemnify and hold harmless (i) each Trustee, (ii) any Affiliate of any Trustee,
(iii) any officer, director, shareholder, employee, representative or agent of any Trustee, and (iv) any employee or agent of the Trust or its Affiliates (referred to herein as an "Indemnified Person") from and against any loss, damage, liability, tax, penalty, expense or claim of any kind or nature whatsoever incurred by such Indemnified Person by reason of the creation, operation, dissolution, winding-up or termination of the Trust or any act or omission performed or omitted by such Indemnified Person in good faith on behalf of the Trust and in a manner such Indemnified Person reasonably believed to be within the scope of authority conferred on such Indemnified Person by this Declaration, except that no Indemnified Person shall be entitled to be indemnified in respect of any loss, damage or claim incurred by such Indemnified Person by reason of its negligence (or, in the case of the Delaware Trustee and its related Indemnified Persons, gross negligence) or willful misconduct with respect to such acts or omissions; and

               (d) to the fullest extent permitted by applicable law, to advance expenses (including legal fees) incurred by an Indemnified Person in defending any claim, demand, action, suit or proceeding prior to the final disposition of such claim, demand, action, suit or proceeding upon receipt by the Sponsor of
(i) a written affirmation by or on behalf of the Indemnified Person of its or his good faith belief that it or he has met the standard of conduct set forth in this Section 8.6 and (ii) an undertaking by or on behalf of the Indemnified Person to repay such amount if it shall be determined that the Indemnified Person is not entitled to be indemnified as authorized in the preceding subsection.

               The provisions of this Section 8.6 shall survive the termination of this Declaration and of the Trust.

               No Trustee may claim any lien or charge on any Trust Property as a result of any amount due pursuant to this Section 8.6.

               The Sponsor and any Trustee (subject to Section 8.8) may engage in or possess an interest in other business ventures of any nature or description, independently or with others, similar or dissimilar to the business of the Trust, and the Trust and the Holders of Trust Securities shall have no rights by virtue of this Declaration in and to such independent ventures or the income or profits derived therefrom, and the pursuit of any such venture, even if competitive with the business of the Trust, shall not be deemed wrongful or improper. Neither the Sponsor, nor any Trustee, shall be obligated to present any particular investment or other opportunity to the Trust even if such opportunity is of a character that, if presented to the Trust, could be taken by the Trust, and the Sponsor or any Trustee shall have the right to take for its own account (individually or as a partner or fiduciary) or to recommend to others any such particular investment or other opportunity. Any Trustee may engage or be interested in any financial or other transaction with the Sponsor or any Affiliate of the Sponsor, or may act as depository for, trustee or agent for, or act on any committee or body of holders of, securities or other obligations of the Sponsor or its Affiliates.

               Section 8.7 Corporate Preferred Trustee Required; Eligibility of Trustees.

               (a) There shall at all times be a Preferred Trustee hereunder with respect to the Trust Securities. The Preferred Trustee shall be a Person that is eligible pursuant to the Trust Indenture Act to act as such and has a combined capital and surplus of at least $50,000,000. If any such Person publishes reports of condition at least annually, pursuant to law or to the requirements of its supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such Person shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Preferred Trustee with respect to the Trust Securities shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.

               (b) There shall at all times be one or more Company Trustees hereunder with respect to the Trust Securities. Each Company Trustee shall be either a natural person who is at least 21 years of age or a legal entity that shall act through one or more persons authorized to bind that entity.

               (c) There shall at all times be a Delaware Trustee with respect to the Trust Securities. The Delaware Trustee shall either be (i) a natural person who is at least 21 years of age and a resident of the State of Delaware or (ii) a legal entity with its principal place of business in the State of Delaware and that otherwise meets the requirements of applicable Delaware law that shall act through one or more persons authorized to bind such entity.

               Section 8.8   Conflicting Interests.

               If the Preferred Trustee has or shall acquire a conflicting interest within the meaning of the Trust Indenture Act, the Preferred Trustee shall either eliminate such interest or resign, to the extent and in the manner provided by, and subject to the provisions of, the Trust Indenture Act and this Declaration.

              Section 8.9   Co-Trustees and Separate Trustee.

               Unless a Declaration Event of Default shall have occurred and be continuing, at any time or times, for the purpose of meeting the legal requirements of the Trust Indenture Act or of any jurisdiction in which any part of the Trust Property may at the time be located, the Sponsor and the Company Trustees, by agreed action of the majority of such Trustees, shall have power to appoint, and upon the written request of the Company Trustees, the Sponsor shall for such purpose join with the Company Trustees in the execution, delivery, and performance of all instruments and agreements necessary or proper to appoint, one or more Persons approved by the Preferred Trustee either to act as co-trustee, jointly with the Preferred Trustee, of all or any part of such Trust Property, or to the extent required by law to act as separate trustee of any such property, in either case with such powers as may be provided in the instrument of appointment, and to vest in such Person or Persons in the capacity aforesaid, any property, title, right or power deemed necessary or desirable, subject to the other provisions of this Section. If the Sponsor does not join in such appointment within 15 days after the receipt by it of a request so to do, or in case a Declaration Event of Default has occurred and is continuing, the Preferred Trustee alone shall have power to make such appointment. Any co-trustee or separate trustee appointed pursuant to this Section shall either be (i) a natural person who is at least 21 years of age and a resident of the United States or (ii) a legal entity with its principal place of business in the United States that shall act through one or more persons authorized to bind such entity.

               Should any written instrument from the Sponsor be required by any co-trustee or separate trustee so appointed for more fully confirming to such co-trustee or separate trustee such property, title, right, or power, any and all such instruments shall, on request, be executed, acknowledged and delivered by the Sponsor.

               Every co-trustee or separate trustee shall, to the extent permitted by law, but to such extent only, be appointed subject to the following terms, namely:

               (a) The Trust Securities shall be executed and delivered and all rights, powers, duties, and obligations hereunder in respect of the custody of securities, cash and other personal property held by, or required to be deposited or pledged with, the Trustees specified hereunder, shall be exercised, solely by such Trustees and not by such co-trustee or separate trustee.

               (b) The rights, powers, duties, and obligations hereby conferred or imposed upon the Preferred Trustee in respect of any property covered by such appointment shall be conferred or imposed upon and exercised or performed by the Preferred Trustee or by the Preferred Trustee and such co-trustee or separate trustee jointly, as shall be provided in the instrument appointing such co-trustee or separate trustee, except to the extent that under any law of any jurisdiction in which any particular act is to be performed, the Preferred Trustee shall be incompetent or unqualified to perform such act, in which event such rights, powers, duties and obligations shall be exercised and performed by such co-trustee or separate trustee.

               (c) The Preferred Trustee at any time, by an instrument in writing executed by it, with the written concurrence of the Sponsor, may accept the resignation of or remove any co-trustee or separate trustee appointed under this Section, and, in case a Declaration Event of Default has occurred and is continuing, the Preferred Trustee shall have power to accept the resignation of, or remove, any such co-trustee or separate trustee without the concurrence of the Sponsor. Upon the written request of the Preferred Trustee, the Sponsor shall join with the Preferred Trustee in the execution, delivery and performance of all instruments and agreements necessary or proper to effectuate such resignation or removal. A successor to any co-trustee or separate trustee so resigned or removed may be appointed in the manner provided in this Section.

               (d) No co-trustee or separate trustee hereunder shall be personally liable by reason of any act or omission of the Preferred Trustee or any other trustee hereunder.

               (e) The Preferred Trustee shall not be liable by reason of any act of a co-trustee or separate trustee.

               (f) Any Act of Holders delivered to the Preferred Trustee shall be deemed to have been delivered to each such co-trustee and separate trustee.

               Section 8.10  Resignation and Removal; Appointment of Successor.

               No resignation or removal of any Trustee (the "Relevant Trustee") and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee in accordance with the applicable requirements of Section 8.11.

               Subject to the immediately preceding paragraph, the Relevant Trustee may resign at any time by giving written notice thereof to the Securityholders, the Sponsor and the other Trustees. If the instrument of acceptance by the successor Trustee required by Section 8.11 shall not have been delivered to the Relevant Trustee within 30 days after the giving of such notice of resignation, the Relevant Trustee may petition, at the expense of the Trust, any court of competent jurisdiction for the appointment of a successor Relevant Trustee.

               Unless a Declaration Event of Default shall have occurred and be continuing, any Trustee may be removed at any time by Act of the Common Securities Securityholder. If a Declaration Event of Default shall have occurred and be continuing, the Preferred Trustee or the Delaware Trustee, or both of them, may be removed at such time by Act of the Holders of a majority in Liquidation Amount of the Preferred Securities, delivered to the Relevant Trustee (in its individual capacity and on behalf of the Trust). A Company Trustee may be removed by the Common Securities Securityholder at any time.

               If any Trustee shall resign, be removed or become incapable of acting as Trustee, or if a vacancy shall occur in the office of any Trustee for any cause, at a time when no Declaration Event of Default shall have occurred and be continuing, the Common Securities Securityholder, by Act of the Common Securities Securityholder delivered to the retiring Trustee, shall promptly appoint a successor Trustee or Trustees, and the retiring Trustee shall comply with the applicable requirements of Section 8.11. If the Preferred Trustee or the Delaware Trustee shall resign, be removed or become incapable of continuing to act as the Preferred Trustee or the Delaware Trustee, as the case may be, at a time when a Declaration Event of Default shall have occurred and be continuing, the Preferred Securities Securityholders, by Act of the Securityholders of a majority in Liquidation Amount of the Preferred Securities then Outstanding delivered to the retiring Relevant Trustee, shall promptly appoint a successor Relevant Trustee or Trustees, and such successor Trustee shall comply with the applicable requirements of Section 8.11. If a Company Trustee shall resign, be removed or become incapable of acting as Company Trustee, at a time when a Declaration Event of Default shall have occurred and be continuing, the Common Securities Securityholder by Act of the Common Securities Securityholder delivered to the Company Trustee shall promptly appoint a successor Company Trustee or Company Trustees and such successor Company Trustee or Trustees shall comply with the applicable requirements of Section 8.11. If no successor Relevant Trustee shall have been so appointed by the Common Securities Securityholder or the Preferred Securities Securityholders or if one has been appointed but has not accepted the appointment in the manner required by Section 8.11, any Securityholder who has been a Securityholder of Trust Securities for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Relevant Trustee.

               The Preferred Trustee shall give notice of each resignation and each removal of a Trustee and each appointment of a successor Trustee to all Securityholders in the manner provided in Section 10.8 and shall give notice to the Sponsor. Each notice shall include the name of the successor Relevant Trustee and the address of its Corporate Trust Office if it is the Preferred Trustee.

               Notwithstanding the foregoing or any other provision of this Declaration, in the event any Company Trustee or a Delaware Trustee who is a natural person dies or becomes, in the opinion of the Sponsor, incompetent or incapacitated, the vacancy created by such death, incompetence or incapacity may be filled by (a) the unanimous act of remaining Company Trustees if there are at least two of them or (b) otherwise by the Sponsor (with the successor in each case being a Person who satisfies the eligibility requirement for Company Trustees or Delaware Trustee, as the case may be, set forth in Section 8.7).

               Section 8.11 Acceptance of Appointment by Successor.

               In case of the appointment hereunder of a successor Relevant Trustee, the retiring Relevant Trustee and each successor Relevant Trustee with respect to the Trust Securities shall execute and deliver an amendment hereto wherein each successor Relevant Trustee shall accept such appointment and which
(a) shall contain such provisions as shall be necessary or desirable to transfer and confirm to, and to vest in, each successor Relevant Trustee all the rights, powers, trusts and duties of the retiring Relevant Trustee with respect to the Trust Securities and the Trust and (b) shall add to or change any of the provisions of this Declaration as shall be necessary to provide for or facilitate the administration of the Trust by more than one Relevant Trustee, it being understood that nothing herein or in such amendment shall constitute such Relevant Trustees co-trustees and upon the execution and delivery of such amendment the resignation or removal of the retiring Relevant Trustee shall become effective to the extent provided therein and each such successor Relevant Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Relevant Trustee; but, on request of the Trust or any successor Relevant Trustee such retiring Relevant Trustee shall duly assign, transfer and deliver to such successor Relevant Trustee all Trust Property, all proceeds thereof and money held by such retiring Relevant Trustee hereunder with respect to the Trust Securities and the Trust.

               Upon request of any such successor Relevant Trustee, the Trust shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor relevant Trustee all such rights, powers and trusts referred to in the first or second preceding paragraph, as the case may be.

               No successor Relevant Trustee shall accept its appointment unless at the time of such acceptance such successor Relevant Trustee shall be qualified and eligible under this Article.

               Section 8.12 Merger, Conversion, Consolidation or Succession to Business.

               Any Person into which the Preferred Trustee or the Delaware Trustee may be merged or converted or with which it may be consolidated, or any Person resulting from any merger, conversion or consolidation to which such Relevant Trustee shall be a party, or any Person succeeding to all or substantially all the corporate trust business of such Relevant Trustee, shall be the successor of such Relevant Trustee hereunder, provided such Person shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto.

               Section 8.13 Preferential Collection of Claims Against Sponsor or Trust.

               In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other similar judicial proceeding relative to the Trust or any other obligor upon the Trust Securities or the property of the Trust or of such other obligor or their creditors, the Preferred Trustee (irrespective of whether any Distributions on the Trust Securities shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Preferred Trustee shall have made any demand on the Trust for the payment of any past due Distribution) shall be entitled and empowered, to the fullest extent permitted by law, by intervention in such proceeding or otherwise:

               (a) to file and prove a claim for the whole amount of any Distributions owing and unpaid in respect of the Trust Securities and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Preferred Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Preferred Trustee, its agent and counsel) and of the Holders allowed in such judicial proceeding, and

               (b) to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same;

and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Preferred Trustee and, in the event the Preferred Trustee shall consent to the making of such payments directly to the Holders, to pay to the Preferred Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of the Preferred Trustee, its agents and counsel, and any other amounts due to the Preferred Trustee.

               Nothing herein contained shall be deemed to authorize the Preferred Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or compensation affecting the Trust Securities or the rights of any Holder thereof or to authorize the Preferred Trustee to vote in respect of the claim of any Holder in any such proceeding.



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

               Section 8.14  Reports by Preferred Trustee.

               (a) Not later than April 15 of each year commencing with April 15, 1998, the Preferred Trustee shall transmit to all Securityholders in accordance with Section 10.8, and to the Sponsor, a brief report dated as of the preceding December 31 with respect to:

                      (i) its eligibility under Section 8.7 or, in lieu thereof, if to the best of its knowledge it has continued to be eligible under said Section, a written statement to such effect;

                      (ii) a statement that the Preferred Trustee has complied with all of its obligations under this Declaration during the twelve-month period (or, in the case of the initial report, the period since the Closing
Date) ending with the preceding December 31 or, if the Preferred Trustee has not complied in any material respect with such obligations, a description of such noncompliance; and

                      (iii) any change in the property and funds in its possession as Preferred Trustee since the date of its last report and any action taken by the Preferred Trustee in the performance of its duties hereunder which it has not previously reported and which in its opinion materially affects the Trust Securities.

               (b) In addition the Preferred Trustee shall transmit to Securityholders such reports concerning the Preferred Trustee and its actions under this Declaration as may be required pursuant to the Trust Indenture Act at the times and in the manner provided pursuant thereto.

               (c) A copy of each such report shall, at the time of such transmission to Holders, be filed by the Preferred Trustee with the Commission and with the Sponsor.

               Section 8.15 Reports to the Preferred Trustee.

               The Sponsor and the Company Trustees on behalf of the Trust shall provide to the Preferred Trustee such documents, reports and information as required by Section 314 of the Trust Indenture Act (if any) and the compliance certificate required by Section 314(a) of the Trust Indenture Act in the form, in the manner and at the times required by Section 314 of the Trust Indenture Act.

               Section 8.16  Evidence of Compliance with Conditions Precedent.

               Each of the Sponsor and the Company Trustees on behalf of the Trust shall provide to the Preferred Trustee such evidence of compliance with any conditions precedent, if any, provided for in this Declaration that relate to any of the matters set forth in Section 314(c) of the Trust Indenture Act. Any certificate or opinion required to be given by an officer pursuant to
Section 314(c)(1) of the Trust Indenture Act shall be given in the form of an Officers' Certificate.

               Section 8.17  Number of Trustees.

               (a) The number of Trustees shall be five, provided, that the Holder of all of the Common Securities by written instrument may increase or decrease the number of Company Trustees. The Preferred Trustee and the Delaware Trustee may be the same Person.

               (b) If a Trustee ceases to hold office for any reason and the number of Company Trustees is not reduced pursuant to Section 8.17(a), or if the number of Trustees is increased pursuant to Section 8.17(a), a vacancy shall occur. The vacancy shall be filled with a Trustee appointed in accordance with
Section 8.10.

               (c) The death, resignation, retirement, removal, bankruptcy, incompetence or incapacity to perform the duties of a Trustee shall not operate to annul, dissolve or terminate the Trust. Whenever a vacancy in the number of Company Trustees shall occur, until such vacancy is filled by the appointment of a Company Trustee in accordance with Section 8.10, the Company Trustees in office, regardless of their number (and notwithstanding any other provision of this Agreement), shall have all the powers granted to the Company Trustees and shall discharge all the duties imposed upon the Company Trustees by this Declaration.

               Section 8.18  Delegation of Power.

               (a) Any Company Trustee may, by power of attorney consistent with applicable law, delegate to any other natural person over the age of 21 his or her power for the purpose of executing any documents contemplated in Section 2.7(a), including any registration statement or amendment thereto filed with the Commission, or making any other governmental filing; and

               (b) The Company Trustees shall have power to delegate from time to time to such of their number or to the Sponsor the doing of such things and the execution of such instruments either in the name of the Trust or the names of the Company Trustees or otherwise as the Company Trustees may deem expedient, to the extent such delegation is not prohibited by applicable law or contrary to the provisions of this Declaration, as set forth herein.

                                   ARTICLE IX

                       DISSOLUTION, LIQUIDATION AND MERGER

               Section 9.1   Dissolution Upon Expiration Date.

               Unless earlier dissolved, the Trust shall automatically dissolve on October 24, 2047 (the "Expiration Date").

               Section 9.2   Early Dissolution.

               The first to occur of any of the following events is an "Early Termination Event" and will cause a dissolution of the Trust:

               (a) the occurrence of a Bankruptcy Event in respect of, or the liquidation of, the Sponsor (or, in the case of a transfer pursuant to Section
5.14 hereof, the Holder of Common Securities);

               (b) the filing of a certificate of dissolution or its equivalent with respect to the Sponsor (or, in the case of a transfer pursuant to Section
5.14 hereof, the Holder of Common Securities); or the revocation of the charter or its equivalent of the Sponsor (or, in the case of a transfer pursuant to Section 5.14 hereof, the Holder of Common Securities) and the expiration of 90 days after the date of revocation without a reinstatement thereof;

               (c) the entry of a decree of judicial dissolution of the Sponsor (or, in the case of a transfer pursuant to Section 5.14 hereof, the Holder of Common Securities) or the Trust by a court of competent jurisdiction;

               (d) all of the Trust Securities shall have been called for redemption and the Redemption Price shall have been paid to the Holders in accordance with this Declaration;

               (e)    the distribution of all the Trust Property;

               (f) the written direction to the Preferred Trustee from the Sponsor at any time (which direction is optional and wholly within the discretion of the Sponsor) to dissolve the Trust and, after satisfaction of liabilities to creditors of the Trust as provided by applicable law, distribute Notes to Securityholders in exchange for the Preferred Securities;

               (g) the redemption of all of the Preferred Securities in connection with the redemption of all of the Notes;

               (h)    subject to Section 9.4(e), the occurrence of a Tax Event;
and

               (i) the occurrence of an Investment Company Event.

               Section 9.3   Termination.

               The respective obligations and responsibilities of the Trustees and the Trust created and continued hereby shall terminate upon the latest to occur of the following: (a) the distribution by the Preferred Trustee to Securityholders upon the liquidation of the Trust pursuant to Section 9.4, or upon the redemption of all of the Trust Securities pursuant to Section 4.2, of all amounts required to be distributed hereunder upon the final payment of the Trust Securities; (b) the payment of any expenses owed by the Trust; and (c) the discharge of all administrative duties of the Company Trustees, including the performance of any tax reporting obligations with respect to the Trust or the Securityholders.

               Section 9.4   Liquidation.

               (a) If an Early Termination Event specified in Section 9.2 (with the exception of clauses (d) and (g)) occurs or upon the Expiration Date, the Trust shall be liquidated by the Preferred Trustee and the Company Trustees as expeditiously as such Trustees determine to be possible by distributing, after satisfaction of liabilities to creditors of the Trust as provided by applicable law, to each Securityholder a Like Amount of Notes, subject to Section 9.4(d). Notice of liquidation shall be given by the Preferred Trustee by first-class mail, postage prepaid mailed not later than 30 nor more than 60 days prior to the Liquidation Date to each Holder of Trust Securities at such Holder's address appearing in the Securities Register. All notices of liquidation shall:

                      (i)   state the Liquidation Date;

                      (ii) state that from and after the Liquidation Date, the Trust Securities will no longer be deemed to be Outstanding and any Trust Securities Certificates not surrendered for exchange will be deemed to represent a Like Amount of Notes; and

                      (iii) provide such information with respect to the mechanics by which Holders may exchange Trust Securities Certificates for Notes, or if Section 9.4(d) applies receive a Liquidation Distribution, as the Company Trustees or the Preferred Trustee shall deem appropriate.

               (b) Except where Section 9.2(d), 9.2(g) or 9.4(d) applies, in order to affect the liquidation of the Trust and distribution of the Notes to Securityholders, the Preferred Trustee shall establish a record date for such distribution (which shall be not more than 45 days prior to the Liquidation
Date) and, either itself acting as exchange agent or through the appointment of a separate exchange agent, shall establish such procedures as it shall deem appropriate to effect the distribution of Notes in exchange for the Outstanding Trust Securities Certificates.

               (c) Except where Section 9.2(d), 9.2(g) or 9.4(d) applies, after the Liquidation Date, (i) the Trust Securities will no longer be deemed to be Outstanding, (ii) certificates representing a Like Amount of Notes will be issued to Holders of Trust Securities Certificates, upon surrender of such certificates to the Company Trustees or their agent for exchange, (iii) any Trust Securities Certificates not so surrendered for exchange will be deemed to represent a Like Amount of Notes, accruing interest at the rate provided for in the Notes from the last Distribution Date on which a Distribution was made on such Trust Securities Certificates until such certificates are so surrendered (and until such certificates are so surrendered, no payments of interest or principal will be made to Holders of Trust Securities Certificates with respect to such Notes) and (iv) all rights of Securityholders holding Trust Securities will cease, except the right of such Securityholders to receive Notes upon surrender of Trust Securities Certificates.

               (d) In the event that, notwithstanding the other provisions of this Section 9.4, whether because of an order for dissolution entered by a court of competent jurisdiction or otherwise, distribution of the Notes in the manner provided herein is determined by the Preferred Trustee not to be practical, the Trust Property shall be liquidated, and the Trust shall be wound-up and terminated, by the Preferred Trustee in such manner as the Preferred Trustee determines. In such event, on the date of the winding-up and termination of the Trust, Securityholders will be entitled to receive out of the assets of the Trust available for distribution to Securityholders, after satisfaction of liabilities to creditors of the Trust as provided by applicable law, an amount equal to the Liquidation Amount per Trust Security plus accumulated and unpaid Distributions thereon to the date of payment (such amount being the "Liquidation Distribution"). If, upon any such winding-up or termination, the Liquidation Distribution can be paid only in part because the Trust has insufficient assets available to pay in full the aggregate Liquidation Distribution, then, subject to the next succeeding sentence, the amounts payable by the Trust on the Trust Securities shall be paid on a pro rata basis (based upon Liquidation Amounts). The Holder of the Common Securities will be entitled to receive Liquidation Distributions upon any such winding-up or termination pro rata (determined as aforesaid) with Holders of Preferred



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

Securities, except that, if a Declaration Event of Default has occurred and is continuing, the Preferred Securities shall have a priority over the Common Securities.

               (e) If the Early Termination Event specified in Section 9.2(h) occurs, the Trust shall be liquidated within 90 days following the occurrence of such Tax Event as provided in this Section 9.4; provided, however, that such liquidation and distribution shall be conditioned on (i) the Trustees' receipt of an Opinion of Counsel of an independent tax counsel experienced in such matters (a "No Recognition Opinion") which opinion may rely on published revenue rulings of the Internal Revenue Service, to the effect that the Holders of the Preferred Securities will not recognize any income, gain or loss for United States federal income tax purposes as a result of such liquidation and distribution of Notes, and (ii) the Sponsor being unable to avoid such Tax Event within such 90-day period by taking some ministerial action or pursuing some other reasonable measure that will have no adverse effect on the Trust, the Sponsor or the Holders of the Preferred Securities and will involve no material cost. If (i) the Sponsor has received an Opinion of Counsel (a "Redemption Tax Opinion") of an independent tax counsel or advisors experienced in such matters that, as a result of a Tax Event, there is more than an insubstantial risk that the Sponsor would be precluded from deducting the interest on the Notes for United States federal income tax purposes, even after the Notes were distributed to the Holders of the Preferred Securities upon liquidation of the Trust as provided above, or (ii) the Trustees shall have been informed by such tax counsel that it cannot deliver a No Recognition Opinion, the Sponsor has the right to redeem the Notes in whole, in which case all the Preferred Securities and Common Securities will be entitled to receive the Liquidation Distribution; provided, however, that, if at the time there is available to the Company or the Trust the opportunity to eliminate, within such ninety-day period, the Tax Event by taking some ministerial action or pursuing some other reasonable measure that will not have an adverse effect on the Trust, the Company or the Holders of the Preferred Securities and will involve no material cost, the Trust or the Company will pursue such measure in lieu of redemption.

               Section 9.5 Mergers, Consolidations, Amalgamations or Replacements of the Trust.

               The Trust may not consolidate, amalgamate, merge with or into, or be replaced by, or convey, transfer or lease its properties and assets substantially as an entirety to any Person, except pursuant to this Section 9.5 or Section 9.4. At the request of the Sponsor, with the consent of the Company Trustees and without the consent of the Holders of Preferred Securities, the Preferred Trustee or the Delaware Trustee, the Trust may consolidate, amalgamate, merge with or into, or be replaced by or convey, transfer or lease its properties and assets substantially as an entirety to, a trust organized as such under the laws of any state of the United States of America; provided, that
(i) if the Trust is not the survivor, such successor entity either (a) expressly assumes all of the obligations of the Trust under the Trust Securities or (b) substitutes for the Trust Securities other securities having substantially the same terms as the Trust Securities (the "Successor Securities") as long as the Successor Securities rank the same as the Trust Securities with respect to Distributions and payments upon liquidation, redemption and otherwise, (ii) the Sponsor expressly appoints a trustee of the successor entity that possesses the same powers and duties as the Preferred Trustee as the holder of the Notes,
(iii) the Preferred Securities or any Successor Securities are listed or traded, or any Successor Securities will be listed upon notification of issuance, on any national securities exchange or other organization on which the Preferred Securities are then listed or traded, if any, (iv) such merger, consolidation, amalgamation, replacement, conveyance, transfer or lease does not cause the Preferred Securities (including any Successor Securities) to be downgraded by any nationally recognized



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

statistical rating organization, (v) such merger, consolidation, amalgamation, replacement, conveyance, transfer or lease does not adversely affect the rights, preferences and privileges of the holders of the Trust Securities (including any Successor Securities) in any material respect, (vi) such successor entity has a purpose substantially identical to that of the Trust, (vii) the Sponsor has provided a guarantee to the holders of the Successor Securities with respect to such successor entity having substantially the same terms as the Company Guarantee, and (viii) prior to such merger, consolidation, amalgamation, replacement, conveyance, transfer or lease, the Sponsor has received an Opinion of Counsel rendered by a law firm having a tax and securities practice experienced in such matters to the effect that (x) such successor entity will be treated as a grantor trust for United States federal income tax purposes or otherwise as an entity that is not subject to United States federal income tax at the entity level and the assets and income of which are treated for United States federal income tax purposes as held and derived directly by holders of interests in the entity, (y) following such merger, consolidation, amalgamation, replacement, conveyance, transfer or lease, neither the Sponsor nor such successor entity will be required to register as an investment company under the 1940 Act and (z) such merger, consolidation, amalgamation or replacement, conveyance, transfer or lease, will not adversely affect the rights, preferences, privileges and limited liability of the Preferred Securities in any material respect, and (ix) the Company Trustees shall have furnished the Preferred Trustee and the Delaware Trustee at least five Business Days' prior written notice of the consummation of such merger, consolidation, amalgamation, replacement, conveyance, transfer or lease; provided, however, that the failure to provide such notice shall not affect the validity of any such transaction. Notwithstanding the foregoing, the Trust shall not, except with the consent of Holders of 100% in Liquidation Amount of the Trust Securities, consolidate, amalgamate, merge with or into, be replaced by, convey, transfer or lease its properties and assets substantially as an entirety to any other Person or permit any other Person to consolidate, amalgamate, merge with or into or replace it, if such consolidation, amalgamation, merger, replacement, conveyance, transfer or lease would cause the Trust or the successor entity to be classified as other than a grantor trust for United States federal income tax purposes or another entity which is not subject to United States federal income tax at the entity level and the assets and income of which are treated for United States federal income tax purposes as held and derived directly by holders of interests in the entity.

                                    ARTICLE X

                            MISCELLANEOUS PROVISIONS

              Section 10.1 Limitation of Rights of Securityholders.

               The death, incapacity, bankruptcy, dissolution or termination of any Person having an interest, beneficial or otherwise, in Trust Securities shall not operate to terminate this Declaration, nor dissolve, terminate or annul the Trust, nor entitle the legal representatives or heirs or successors of such Person or any Securityholder for such Person, to claim an accounting, take any action or bring any proceeding in any court for a partition or winding-up of the arrangements contemplated hereby, nor otherwise affect the rights, obligations and liabilities of the parties hereto or any of them.



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

               Section 10.2  Amendment.

               (a) This Declaration may be amended from time to time by the Trustees and the Sponsor, without the consent of any Securityholders, (i) to cure any ambiguity, correct or supplement any provision herein which may be inconsistent with any other provision herein, or to make any other provisions with respect to matters or questions arising under this Declaration, which shall not be inconsistent with the other provisions of this Declaration, or (ii) to modify, eliminate or add to any provisions of this Declaration to such extent as shall be necessary to ensure that the Trust will be classified for United States federal income tax purposes as a grantor trust or other entity which is not subject to United States federal income tax at the entity level and the assets and income of which are treated for United States federal income tax purposes as held and derived directly by holders of interests in the entity at all times that any Trust Securities are Outstanding or to ensure that the Trust will not be required to register as an investment company under the 1940 Act; provided, however, that in the case of clause (i), such action shall not adversely affect in any material respect the interests of any Securityholder, and any such amendments of this Declaration shall become effective when notice thereof is given to the Securityholders.

               (b) If any proposed amendment provides for, or the Trustees or the Sponsor otherwise propose to effect, (i) any action that would adversely affect the powers, preferences or special rights of the Trust Securities, whether by way of amendment to this Declaration or otherwise or (ii) the dissolution, winding-up or termination of the Trust other than pursuant to the terms of this Declaration, then the Securityholders voting together as a single class will be entitled to vote on such amendment or proposal and such amendment or proposal shall not be effective except with the approval of at least a majority (based upon Liquidation Amounts) of the Trust Securities affected thereby; provided, that if any amendment or proposal referred to in clause (i) above would adversely affect only the Preferred Securities or the Common Securities, then only the affected class will be entitled to vote on such amendment or proposal and such amendment or proposal shall not be effective except with the approval of at least a majority (based on Liquidation Amounts) of such class of Trust Securities; provided, further, that no amendment or modification may be made to this Declaration if such amendment or modification would (x) cause the Trust to be classified for purposes of United States federal income taxation as other than a grantor trust or another entity which is not subject to United States federal income tax at the entity level and the assets and income of which are treated for United States federal income tax purposes as held and derived directly by holders of interest in the entity, (y) reduce or otherwise adversely affect the powers of the Trustees or (z) cause the Trust to be deemed an investment company which is required to be registered under the 1940 Act.

               (c) Except as provided in Section 10.2(b) and 10.2(d) hereof, any provision of this Declaration may be amended by the Trustees and the Sponsor with (i) the consent of Securityholders representing not less than a majority (based upon Liquidation Amounts) of the Trust Securities then Outstanding and
(ii) receipt by the Trustees of an Opinion of Counsel to the effect that such amendment or the exercise of any power granted to the Trustees in accordance with such amendment will not affect the Trust's status for United States federal income tax purposes as a grantor trust or other entity which is not subject to United States federal income tax at the entity level and the assets and income of which are treated for United States federal income tax purposes as held and derived directly by holders of interests in the entity, or cause the Trust to be deemed an investment company which is required to register under the 1940 Act.

               (d) In addition to and notwithstanding any other provision in this Declaration, without the consent of each affected Securityholder (such consent being obtained in accordance with Section 6.3 or 6.6 hereof), this Declaration may not be amended to (i) change the amount or timing of any Distribution on the Trust Securities or otherwise adversely affect the amount of any Distribution required to be made in respect of the Trust Securities as of a specified date or (ii) restrict the right of a Securityholder to institute suit for the enforcement of any such payment on or after such date; notwithstanding any other provision herein, without the unanimous consent of the Securityholders (such consent being obtained in accordance with Section 6.3 or 6.6 hereof), this paragraph (d) of this Section 10.2 may not be amended.

               (e) Notwithstanding any other provisions of this Declaration, no Trustee shall enter into or consent to any amendment to this Declaration which would cause the Trust to fail or cease to qualify for the exemption from status of an investment company under the 1940 Act or fail or cease to be classified for purposes of United States federal income taxation as other than a grantor trust or another entity which is not subject to United States federal income tax at the entity level and the assets and income of which are treated for United States federal income tax purposes as held and derived directly by holders of interests in the entity.

               (f) Notwithstanding anything in this Declaration to the contrary, without the consent of the Sponsor, this Declaration may not be amended in a manner which imposes any additional obligation on the Sponsor.

               (g) In the event that any amendment to this Declaration is made, the Company Trustees shall promptly provide to the Sponsor a copy of such amendment.

               (h) Neither the Preferred Trustee nor the Delaware Trustee shall be required to amend this Declaration in any manner which affects its own rights, duties or immunities under this Declaration. The Preferred Trustee and the Delaware Trustee shall be entitled to receive an Opinion of Counsel and an Officers' Certificate stating that any amendment to this Declaration is in compliance with this Declaration.

               Section 10.3  Separability.

               In case any provision in this Declaration or in the Trust Securities Certificates shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

               Section 10.4  Governing Law.

               This Declaration and the rights and obligations of each of the Securityholders, the Trust and the Trustees with respect to this Declaration and the Trust Securities shall be construed in accordance with and governed by the laws of the State of Delaware without giving effect to principles of conflict of laws.

               Section 10.5  Payments Due on Non-Business Day.

               If the date fixed for any payment on any Trust Security shall be a day that is not a Business Day, then such payment need not be made on such date but may be made on the next succeeding day that is a Business Day (except as otherwise provided in Sections 4.1 (a) and (e) and 4.2(d) and (e)), with the same force and effect as though made on the date fixed for such payment, and no interest shall accrue thereon for the period after such date.

               Section 10.6  Successors.

               This Declaration shall be binding upon and shall inure to the benefit of any successor to the Sponsor, the Trust or the Relevant Trustee, including any successor by operation of law. Except in connection with a consolidation, merger or sale involving the Sponsor that is permitted under
Article VIII of the Indenture and pursuant to which the assignee agrees in writing to perform the Sponsor's obligations hereunder, the Sponsor shall not assign its obligations hereunder.

               Section 10.7  Headings.

               The Article and Section headings are for convenience only and shall not affect the construction of this Declaration.

               Section 10.8  Reports, Notices and Demands.

               Any report, notice, demand or other communication which by any provision of this Declaration is required or permitted to be given or served to or upon any Securityholder or the Sponsor may be given or served in writing by deposit thereof, first-class postage prepaid, in the United States mail, hand delivery or facsimile transmission, in each case, addressed, (a) in the case of a Preferred Securityholder, to such Preferred Securityholder as such Securityholder's name and address may appear on the Securities Register; and (b) in the case of the Common Securityholder or the Sponsor, to Superior National Insurance Group, Inc., 26601 Agoura Road, Calabasas, California 91302, Attn:
Chief Financial Officer, facsimile no.: (818) 880-8615. Such notice, demand or other communication to or upon a Securityholder shall be deemed to have been sufficiently given or made, for all purposes, upon hand delivery, mailing or transmission.

               Any notice, demand or other communication which by any provision of this Declaration is required or permitted to be given or served to or upon the Trust, the Preferred Trustee, the Delaware Trustee or the Company Trustees shall be given in writing by deposit thereof, first-class postage prepaid, in the United States mail, hand delivery or facsimile transmission, in each case, addressed (until another address is published by the Trust) as follows: (a) with respect to the Preferred Trustee and the Delaware Trustee to Wilmington Trust Company, 1100 North Market Street, Rodney Square North, Wilmington, Delaware,
Attention: Corporate Trust Administration; and (b) with respect to the Company Trustees, to them at the address above for notices to the Sponsor, marked "Attention Company Trustees of Superior National Capital Trust I." Such notice, demand or other communication to or upon the Trust or the Preferred Trustee shall be deemed to have been sufficiently given or made only upon actual receipt of the writing by the Trust or the Preferred Trustee.



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

               Section 10.9  Agreement Not to Petition.

               Each of the Trustees and the Sponsor agree for the benefit of the Securityholders that, until at least one year and one day after the Trust has been terminated in accordance with Article IX, they shall not file, or join in the filing of, a petition against the Trust under any bankruptcy, insolvency, reorganization or other similar law (including, without limitation, the United States Bankruptcy Code) (collectively, "Bankruptcy Laws") or otherwise join in the commencement of any proceeding against the Trust under any Bankruptcy Law. In the event the Sponsor takes action in violation of this Section 10.9, the Preferred Trustee agrees, for the benefit of Securityholders, that at the expense of the Sponsor, it shall file an answer with the bankruptcy court or otherwise properly contest the filing of such petition by the Sponsor against the Trust or the commencement of such action and raise the defense that the Sponsor has agreed in writing not to take such action and should be estopped and precluded therefrom and such other defenses, if any, as counsel for the Trustee or the Trust may assert. The provisions of this Section 10.9 shall survive the termination of this Declaration.

               Section 10.10 Trust Indenture Act; Conflict with Trust Indenture Act.

               (a) This Declaration is subject to the provisions of the Trust Indenture Act that are required to be part of this Declaration and shall, to the extent applicable, be governed by such provisions.

               (b) The Preferred Trustee shall be the only Trustee which is a trustee for the purposes of the Trust Indenture Act.

               (c) If any provision hereof limits, qualities or conflicts with another provision hereof which is required to be included in this Declaration by any of the provisions of the Trust Indenture Act, such required provision shall control. If any provision of this Declaration modifies or excludes any provision of the Trust Indenture Act which may be so modified or excluded, the latter provision shall be deemed to apply to this Declaration as so modified or excluded, as the case may be.

               (d) The application of the Trust Indenture Act to this Declaration shall not affect the nature of the Securities as equity securities representing undivided beneficial interests in the assets of the Trust.

               Section 10.11 Acceptance of Terms of Declaration, Company Guarantee and Indenture.

               THE RECEIPT AND ACCEPTANCE OF A TRUST SECURITY OR ANY INTEREST THEREIN BY OR ON BEHALF OF A SECURITYHOLDER OR ANY BENEFICIAL OWNER, WITHOUT ANY SIGNATURE OR FURTHER MANIFESTATION OF ASSENT, SHALL CONSTITUTE THE UNCONDITIONAL ACCEPTANCE BY THE SECURITYHOLDER AND ALL OTHERS HAVING A BENEFICIAL INTEREST IN SUCH TRUST SECURITY OF ALL THE TERMS AND PROVISIONS OF THIS DECLARATION AND AGREEMENT TO THE SUBORDINATION PROVISIONS AND OTHER TERMS OF THE COMPANY GUARANTEE AND THE INDENTURE, AND SHALL CONSTITUTE THE AGREEMENT OF THE TRUST, SUCH SECURITYHOLDER AND SUCH OTHERS THAT THE TERMS AND PROVISIONS OF THIS DECLARATION SHALL BE BINDING, OPERATIVE AND EFFECTIVE AS BETWEEN THE TRUST AND SUCH SECURITYHOLDER AND SUCH OTHERS.

                     SUPERIOR NATIONAL INSURANCE GROUP, INC.
                     a Delaware corporation


                     By:  /s/ [SIGNATURE]
                         ------------------------------------------
                     Name:    William L. Gentz
                     Title:   President and Chief Executive Officer



                     WILMINGTON TRUST COMPANY, a Delaware
                     banking corporation, not in its individual capacity but solely as Preferred Trustee


                     By:  /s/ [SIGNATURE]
                         ------------------------------------------
                     Name:    _____________________
                     Title:   _____________________



                     WILMINGTON TRUST COMPANY, a Delaware
                     banking corporation, not in its individual capacity but solely as Delaware Trustee


                     By:  /s/ [SIGNATURE]
                         ------------------------------------------
                     Name:    ______________________
                     Title:   ______________________



                     /s/ [SIGNATURE]
                     --------------------------------------
                     William L. Gentz, as Company Trustee


                     /s/ [SIGNATURE]
                     --------------------------------------
                     Arnold J. Senter, as Company Trustee


                     /s/ [SIGNATURE]
                     --------------------------------------
                     J. Chris Seaman, as Company Trustee

                                                                       EXHIBIT A

            CERTIFICATE OF TRUST OF SUPERIOR NATIONAL CAPITAL TRUST I


               This Certificate of Trust of Superior National Capital Trust I (the "Trust"), dated as of October 24, 1997, is being duly executed and filed by the undersigned, as trustees, to form a business trust under the Delaware Business Trust Act (12 Del. C. ss. 3801 et seq.)

        1. Name. The name of the business trust formed hereby is Superior National Capital Trust I.

        2. Delaware Trustee. The name and business address of the trustee of the Trust in the State of Delaware are Wilmington Trust Company, 1100 North Market Street, Rodney Square North, Wilmington, New Castle County, Delaware 19890-0001.

        3. Effective Date. This Certificate of Trust shall be effective upon filing.

               IN WITNESS WHEREOF, the undersigned, being the trustees of the Trust, have executed this Certificate of Trust as of the date first-above written.

                               WILMINGTON TRUST COMPANY, not in its
                               individual capacity, but solely as Trustee


                               By:      /s/ [SIGNATURE]
                                        ---------------------------------------
                               Name:    Patricia A. Evans
                               Title:   Financial Services Officer



                              /s/ [SIGNATURE]
                              -------------------------------------------------
                               J. Chris Seaman, not in his individual capacity, but solely as Trustee


                                   Exhibit A-1

                                                                       EXHIBIT B

                           LETTER OF REPRESENTATIONS


                                  Exhibit B-1


                    BOOK-ENTRY-ONLY CORPORATE EQUITY ISSUES


                           LETTER OF REPRESENTATIONS
                     (To be Completed by Issuer and Agent)

                       Superior National Capital Trust I
             -----------------------------------------------------
                                (Name of Issuer)


                            Wilmington Trust Company
             -----------------------------------------------------
                                (Name of Agent)


                                                                December 3, 1997
                                                               -----------------
                                                                    (Date)

Attention: General Counsel's Office
THE DEPOSITORY TRUST COMPANY
55 Water Street; 49th Floor
New York, NY 10041-0099

        Re: US $105,000,000 Aggregate Liquidation Amount
            ----------------------------------------------------

            10.75% Trust Preferred Securities
            ----------------------------------------------------

            Liquidation Amount of $1,000 per Preferred Security
            ----------------------------------------------------
                (Issue Description, including CUSIP number)


Ladies and Gentlemen:

        The purpose of this letter is to set forth certain matters relating to the issuance and deposit with The Depository Trust Company ("DTC") of the Superior National Capital Trust I 10.75% Preferred Securities (the "Preferred Securities"), of Superior National Capital Trust I, a Delaware business trust (the "Trust"), created pursuant to a Declaration of Trust dated as of October 24, 1997 of Superior National Capital Trust I (the "Declaration"). The payment of distributions on the Preferred Securities, to the extent the Trust has funds legally available for the payment thereof are guaranteed by Superior National Insurance Group, Inc. (the "Company") to the extent set forth in a Guarantee Agreement dated December 3, 1997 by the Company with respect to the Preferred Securities. The Company and the Trust propose to sell the Preferred Securities to certain Initial Purchasers (the "Initial Purchasers") pursuant to a Purchase Agreement dated November 26, 1997 by and among the Initial Purchasers, the Trust and the Company, and the Initial Purchasers wish to take delivery of this Preferred Securities through DTC. Wilmington Trust Company, the Preferred Trustee under the Declaration, is acting as transfer agent and registrar with respect to the Preferred Securities (the "Transfer Agent and Registrar").

        To induce DTC to accept the Securities as eligible for deposit at DTC, and to act in accordance with its Rules with respect to the Securities, Issuer and Agent make the following representations to DTC.

        1. Prior to closing on the Securities on December 3, 1997, there shall be deposited with DTC one Security certificate registered in the name of DTC's nominee, Cede & Co., for each of the Securities with the offering value set forth on Schedule A hereto, the total of which represents 100% of the offering value of such Securities. If, however, the offering value of any Security exceeds $200 million, one certificate will be issued with respect to each $200 million of offering value and an additional certificate will be issued with respect to any remaining offering value. Each Security certificate shall bear the following legend:

                This Preferred Security is a Global Certificate within the meaning of the Declaration hereinafter referred to and is registered in the name of The Depository Trust Company (the "Depository") or a nominee of the Depository. This Preferred Security is exchangeable for Preferred Securities registered in the name of a person other than the Depository or its nominee only in the limited circumstances described in the Declaration and no transfer of this Preferred Security (other than a transfer of this Preferred Security as a whole by the Depository to a nominee of the Depository or by a nominee of the Depository to the Depository or another nominee of the Depository) may be registered except in limited circumstances.

                Unless this certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to Issuer or its agent for registration of transfer, exchange, or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC). ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

If the Securities will be held by agent, as custodian for DTC, such Security certificate shall remain in Agent's custody pursuant to the provisions of the FAST Balance Certificate Agreement currently in effect between Agent and DTC.

        2. Issuer: (a) understands that DTC has no obligation to, and will not, communicate to its Participants or to any person having an interest in the Securities any information contained in the Security certificate(s); and (b) acknowledges that neither DTC's Participants nor any person having an interest in the Securities shall be deemed to have notice of the provisions of the Security certificate(s) by virtue of submission of such certificate(s) to DTC.

        3. In the event of any solicitation of consents from or voting by holders of the Securities, Issuer or Agent shall establish a record date for such purposes (with no provision for revocation of consents or votes by subsequent holders) and shall send notice of such record date to DTC not less than 15 calendar days in advance of such record date. Notices to DTC pursuant to this Paragraph by telecopy shall be sent to DTC's Reorganization Department at (212) 709-6896 or (212) 709-6897, and receipt of such notices shall be confirmed by telephoning (212) 709-6870. Notices to DTC pursuant to this Paragraph by mail or by any other means shall be sent to DTC's Reorganization Department as indicated in Paragraph 7.

        4. In the event of a stock split, recapitalization, conversion, or any similar transaction resulting in the cancellation of all or any part of the Securities represented thereby, the Agent shall send DTC a notice of such event as soon as practicable, but in no event less than five business days prior to the effective date of such transaction.

        5. In the event of a full or partial redemption, Issuer or Agent shall send a notice to DTC specifying: (a) the amount of the redemption or refunding;
(b) in the case of a refunding, the maturity date(s) established under the refunding; and (c) the date such notice is to be distributed to Security holders or published (the "Publication Date"). Such notice shall be sent to DTC by a secure means (e.g., legible telecopy, registered or certified mail, overnight delivery) in a timely manner designed to assure that such notice is in DTC's possession no later than the close of business on the business day before or, if possible, two business days before the Publication Date. Issuer or Agent shall forward such notice either in a separate secure transmission for each CUSIP number or in a secure transmission for multiple CUSIP numbers (if applicable) which includes a manifest or list of each CUSIP number submitted in that transmission. (The party sending such notice shall have a method to verify subsequently the use of such means and the timeliness of such notice.) The Publication Date shall be not less than 30 days nor more than 60 days prior to the redemption date or, in the case of an advance refunding, the date that the proceeds are deposited in escrow. Notices to DTC pursuant to this Paragraph by telecopy shall be sent to DTC's Call Notification Department at (516) 227-4039 or (516) 227-4190. If the party sending the notice does not receive a telecopy receipt from DTC confirming that the notice has been received, such party shall telephone (516) 227-4070. Notices to DTC pursuant to this Paragraph by mail or by any other means shall be sent to:

                        Manager: Call Notification Department
                        The Depository Trust Company
                        711 Stewart Avenue
                        Garden City, NY 11530-4719

     6. In the event of an offering or issuance of rights with respect to the Securities outstanding, Agent shall send DTC's Dividend and Reorganization Departments a notice specifying: (a) the amount of and conditions, if any, applicable to such rights offering or issuance; (b) any applicable expiration or deadline date, or any date by which any action on the part of holders of such Securities is required; and (c) the Publication Date of such notice.

     The Publication Date will be as soon as practicable after the announcement by the Company of any such offering or issuance of rights with respect to the Securities represented thereby. DTC requires that the Publication Date be not less than 30 days nor more than 60 days prior to the related payment date, distribution date, or issuance date, respectively.

     Notices to DTC pursuant to this Paragraph by telecopy shall be sent to DTC's Dividend Department at (212) 709-1623, and receipt of such notices shall be confirmed by telephoning (212) 709-1282. Notices to DTC pursuant to the above by mail or any other means shall be sent to:

               Supervisor; Stock Dividends
               Dividend Department
               7 Hanover Square; 24th Floor
               New York, NY 10004-2695

     Notices to DTC pursuant to this Paragraph by telecopy shall be sent to DTC's Reorganization Department at (212) 709-1093, and receipt of such fax shall be confirmed by telephoning (212) 709-1063. Notices to DTC pursuant to the above by mail or any other means shall be sent to:

               Supervisor; Rights Offerings
               Reorganization Department
               7 Hanover Square; 23rd Floor
               New York, NY 10004-2695

     7. In the event of an invitation to tender the Securities (including mandatory tenders, exchanges, and capital changes), notice by Issuer or Agent to Security holders specifying the terms of the tender and the Publication Date of such notice shall be sent to DTC by a secure means in the manner set forth in Paragraph 5. Notices to DTC pursuant to this Paragraph and notices of other corporate actions by telecopy shall be sent to DTC's Reorganization Department at (212) 709-1093 or (212) 709-1094, and receipt of such notices shall be confirmed by telephoning (212) 709-6884. Notices to DTC pursuant to the above by mail or by any other means shall be sent to:

               Manager; Reorganization Department
               Reorganization Window
               The Depository Trust Company
               7 Hanover Square; 23rd Floor
               New York, NY 10004-2695

     8. All notices and payment advices sent to DTC shall contain the CUSIP number of the Securities (listed on Schedule A hereto) and the accompanying description of such Securities, which, as of the date of this letter, is "10.75% Trust Preferred Securities."

     9. Issuer or Agent shall provide written notice of dividend payment information to a standard dividend announcement service subscribed to by DTC as soon as the information is available. In the event that no such service exists, Issuer or Agent shall provide such notice directly to DTC electronically, as previously arranged by Issuer or Agent and DTC, as soon as the payment information is available. If electronic transmission has not been arranged, absent any other arrangements between Issuer or Agent and DTC, such information should be sent by telecopy to DTC's Dividend Department at (212) 709-1723 or (212) 709-1686, and receipt of such notices shall be confirmed by telephoning (212) 709-1270. Notices to DTC pursuant to the above by mail or by any other means shall be sent to:

                        Manager; Announcements
                        Dividend Department
                        The Depository Trust Company
                        7 Hanover Square; 22nd Floor
                        New York, NY 10004-2695

     After establishing the amount of payment to be made on the Securities in question, Issuer or Agent will notify DTC's Dividend Department of the payment and payment date preferably five, but not less than two, business days prior to the effective date for such transaction.

     10. Issuer or Agent shall provide CUSIP-level detail for dividend payments to DTC no later than noon (Eastern Time) on the payment date.

     11. Dividend payments and cash distributions shall be received by Cede & Co. as nominee of DTC, or its registered assigns, in same-day funds no later than 2:30 p.m. (Eastern Time) on each payment date. Absent any other arrangements between Issuer or Agent and DTC, such funds shall be wired as follows:


                        The Chase Manhattan Bank
                        ABA # 021 000 021
                        For credit to a/c Cede & Co.
                        c/o The Depository Trust Company
                        Dividend Deposit Account # 066-026776

     12. Redemption payments shall be received by Cede & Co., as nominee of DTC, or its registered assigns, in same-day funds no later than 2:30 p.m. (Eastern Time) on payment date. Absent any other arrangements between Agent and DTC, such funds shall be wired as follows:

                        The Chase Manhattan Bank
                        ABA # 021 000 021
                        For credit to a/c Cede & Co.
                        c/o The Depository Trust Company
                        Dividend Deposit Account # 066-027306

     13. Reorganization payments resulting from corporate actions (such as tender offers or mergers) shall be received by Cede & Co., as nominee of DTC, or its registered assigns, in same-day funds no later than 2:30 p.m. (Eastern
Time) on payment date. Absent any other arrangements between Agent and DTC, such funds shall be wired as follows:

                        The Chase Manhattan Bank
                        ABA # 021 000 021
                        For credit to a/c Cede & Co.
                        c/o The Depository Trust Company
                        Dividend Deposit Account # 066-027608

     14. DTC may direct Issuer or Agent to use any other number or address as the number or address to which notices or payments of dividends, distributions, or redemption proceeds may be sent.

     15. In the event of a redemption, acceleration, or any other similar transaction (e.g., tender made and accepted in response to Issuer's or Agent's invitation) necessitating a reduction in the aggregate principal amount of Securities outstanding or an advance refunding of part of the Securities outstanding, DTC, in its discretion: (a) may request Issuer or Agent to issue and authenticate a new Security certificate; or (b) may make an appropriate notation on the Security certificate indicating the date and amount of such reduction in the number of Securities outstanding, except in the case of final redemption, in which case the certificate will be presented to Issuer or Agent prior to payment, if required.

Notes:                                      Very truly yours,
-----
                                            SUPERIOR NATIONAL CAPITAL TRUST I
A. If there is an Agent (as defined in      ------------------------------------
this Letter of Representations). Agent,                   (Issuer)
as well as Issuer, must sign this
Letter. If there is no Agent in signing     By: /s/ J. CHRIS SEAMAN
this Letter Issuer itself undertakes to         --------------------------------
perform all of the obligations set forth    (Authorized Officer's Signature)
herein.
                                            ------------------------------------
B. Schedule B contains statements that               (Agent)
DTC believes accurately describe DTC,
the method of effecting book entry          By: ________________________________
transfers of securities distributed             (Authorized Officer's Signature)
through DTC, and certain related
matters.

Received and Accepted:
THE DEPOSITORY TRUST COMPANY

By:_________________________

     16. In the event that Issuer determines that beneficial owners of Securities shall be able to obtain certificated Securities, Issuer or Agent shall notify DTC of the availability of certificates. In such event, Issuer or Agent shall issue, transfer, and exchange certificates in appropriate amounts, as required by DTC and others.

     17. DTC may discontinue providing its services as securities depository with respect to the Securities at any time by giving reasonable notice to Issuer or Agent (at which time DTC will confirm with Issuer or Agent the aggregate principal amount of Securities outstanding). Under such circumstances, at DTC's request Issuer and Agent shall cooperate fully with DTC by taking appropriate action to make available one or more separate certificates evidencing Securities to any DTC Participant having Securities credited to its DTC accounts.

     18. Nothing herein shall be deemed to require Agent to advance funds on behalf of Issuer.

     19. This Letter of Representations may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original, but all such counterparts together constitute but one and the same instrument.

     21. The following riders, attached hereto, are hereby incorporated into this Letter of Representations:

Representations for Rule 144A Securities, Representations for
Deposit/Withdrawal at Custodian Eligible for Transfer Pursuant to Regulation S, Representations for Change of Control Provisions.

NOTES:
------

A. If there is an Agent (as defined
in this Letter of Representations),
Agent as well as Issuer must sign
this Letter. If there is no Agent
in signing this Letter Issuer itself
undertakes to perform all of the
obligations set forth herein.
                                                   Very truly yours,
B. Schedule B contains statements
that DTC believes accurately describe
DTC, the method of effecting book-
entry transfers of securities
distributed through DTC, and certain
related matters.

                                       ________________________________________
                                                         (Issuer)

                                       By:_____________________________________
                                             (Authorized Officer's Signature)

                                          Wilmington Trust Company, as Trustee
                                         ______________________________________
                                                       (Agent)

                                                        [SIG]
                                       By:_____________________________________
                                             (Authorized Officer's Signature)

Received and Accepted:
THE DEPOSITORY TRUST COMPANY

By: [SIG]
   ----------------------

CC: Underwriter
    Underwriters Counsel

                                                                      SCHEDULE A

                  US $105,000,000 Aggregate Liquidation Amount
--------------------------------------------------------------------------------

                           Trust Preferred Securities
--------------------------------------------------------------------------------
                                (Describe Issue)


CUSIP Number                       Share Total              Offering ($) Value
------------                       -----------              ------------------

 868223207
------------
(Rule 144A)

 868223306
------------
(Accredited Investors)

 U86795108
------------
(Reg. S)

                                                              ------------------
                                                               $105,000,000

     7. Neither DTC nor Cede & Co. will consent or vote with respect to Securities. Under its usual procedures, DTC mails an Omnibus Proxy to Issuer as soon as possible after the record date. The Omnibus Proxy assigns Cede & Co.'s consenting or voting rights to those Direct Participants to whose accounts the Securities are credited on the record date (identified in a listing attached to the Omnibus Proxy).

     8. Redemption proceeds, distributions, and dividend payments on the Securities will be made to Cede & Co., as nominee of DTC. DTC's practice is to credit Direct Participants' accounts, upon DTC's receipt of funds and corresponding detail information from Issuer or Agent on payable date in accordance with their respective holdings shown on DTC's records. Payments by Participants to Beneficial Owners will be governed by standing instructions and customary practices, as is the case with securities held for the accounts of customers in bearer form or registered in "street name," and will be the responsibility of such Participant and not of DTC, Agent, or Issuer, subject to any statutory or regulatory requirements as may be in effect from time to time. Payment of redemption proceeds, distributions, and dividends to Cede & Co. is the responsibility of Issuer or Agent, disbursement of such payments to Direct Participants shall be the responsibility of Cede & Co., and disbursement of such payments to the Beneficial Owners shall be the responsibility of Direct and Indirect Participants.

     [9. A Beneficial Owner shall give notice to elect to have its Securities purchased or tendered, through its Participant, to [Tender/Remarketing] Agent, and shall effect delivery of such Securities by causing the Direct
Participant to transfer the Participant's interest in the Securities, on DTC's records, to [Tender/Remarketing] Agent. The requirement for physical delivery of Securities in connection with an optional tender or a mandatory purchase will be deemed satisfied when the ownership rights in the Securities are transferred by Direct Participants on DTC's records and followed by a book-entry credit of tendered securities to [Tender/Remarketing] Agent's DTC account.]

     10. DTC may discontinue providing its services as securities depository with respect to the Securities at any time by giving reasonable notice to Issuer or Agent. Under such circumstances, in the event that a successor securities depository is not obtained, Security certificates are required to be printed and delivered.

     11. Issuer may decide to discontinue use of the system of book-entry transfers through DTC (or a successor securities depository). In that event, Security certificates will be printed and delivered.

     12. The information in this section concerning DTC and DTC's book-entry system has been obtained from sources that Issuer believes to be reliable, but Issuer takes no responsibility for the accuracy thereof.

                                     [LOGO]

     1. Issuer represents that the time of initial registration in the name of DTC's nominee, Cede & Co., the Securities were Legally or Contractually Restricted Securities, eligible for transfer under Rule 144A under the Securities Act of 1833, as amended (the "Securities Act"), and identified by a CUSIP or CINS identification number that was different from any CUSIP or CINS number assigned to any securities of the same class that were not Legally or Contractually Restricted Securities. Issuer shall ensure that a CUSIP or CINS identification number is obtained for all unrestricted securities of the same class that is different from any CUSIP or CINS identification number assigned to a Legally or Contractually Restricted Security such class, and shall notify DTC promptly in the event that it is unable to do so. Issuer represents that it has agreed to comply with all applicable information requirements of Rule 144A.

     2. Issuer represents that the Securities are (Notes Issuer must represent one of the following and may cross out the other).

[included within PORTAL, a Self-Regulatory Organization system approved by the Securities and Exchange Commission for the reporting of quotation and trade information of securities eligible for transfer pursuant to Rule 144A (an "SRO Rule 144A System").]

     3. If the Securities are not Investment-Grade Securities, Issuer and Agent acknowledge that if such Securities cease to be included in an SRO Rule 144A System during any period in which such Securities are Legally or Contractually Restricted Securities, such Securities shall no longer be eligible for DTC's services. Furthermore, DTC may discontinue providing its services as securities depository with respect to the Securities at any time by giving reasonable notice to Issuer or Agent. Under any of the aforementioned circumstances at DTC's request, Issuer and Agent shall cooperate fully with DTC by taking appropriate action to make available one or more separate certificates evidencing Securities to any Participant having Securities credited to its DTC accounts.
______________

     (1) A "Legally Restricted Security" is a security that is a restricted security, as defined in Rule 144(a)(3). A "Contractually Restricted Security is a security that upon issuance and continually thereafter can only be sold pursuant to Regulation S under the Securities Act, Rule 144A. Rule 144, or in a transaction exempt from the registration requirements of the Securities Act pursuant to Section 4 of the Securities Act and not involving any public offering provided, however, that once the security is sold pursuant to the provisions of Rule 144, including Rule 144(k), it will thereby cease to be a "Contractually Restricted Security." For purposes of this definition, in order for a depositary receipt to be considered a "Legally or Contractually Restricted Security," the underlying security must also be a "Legally or Contractually Restricted Security."

        4. Issuer and Agent acknowledge that so long as Cede & Co. is a record owner of the Securities, Cede & Co. shall be entitled to all applicable voting rights and to receive the full amount of all distributions payable with respect thereto. Issuer and Agent acknowledge that DTC shall treat any DTC Participant ("Participant") having Securities credited to its DTC accounts as entitled to the full benefits of ownership of such Securities. Without limiting the generality of the preceding sentence, Issuer and Agent acknowledge that DTC shall treat any Participant having Securities credited to its DTC accounts as entitled to receive distributions (and voting rights, if any) in respect of Securities, and to receive from DTC certificates evidencing Securities. Issuer and Agent recognize that DTC does not in any way undertake to, and shall not have any responsibility to, monitor or ascertain the compliance of any transactions in the Securities with any of the provisions: (a) of Rule 144A;
(b) of other exemptions from registration under the Securities Act of any other state or federal securities law; or (c) of the offering documents.

                                     [LOGO]

        REPRESENTATIONS FOR DEPOSIT/WITHDRAWAL AT CUSTODIAN ("DWAC") -- to be included in DTC Letter of Representations


        The Security certificate(s) shall remain in Agent's custody as a "Balance Certificate" subject to the provisions of the Balance Certificate Agreement between Agent and DTC currently in effect.

        On each day on which Agent is open for business and on which it receives an instruction originated by a Participant through DTC's Deposit/Withdrawal at Custodian ("DWAC") system to increase the Participant's account by a specified number of shares, units, or obligations (a "Deposit Instruction"), Agent shall, before 6:30 p.m. (Eastern Time) that day, either approve or cancel the Deposit Instruction through the DWAC system.

        On each day on which Agent is open for business and on which it receives an instruction originated by a Participant through the DWAC system to decrease the Participant's account by a specified number of shares, units, or obligations (a "Withdrawal Instruction"), Agent shall, before 6:30 p.m. (Eastern Time) that day, either approve or cancel the Withdrawal Instruction through the DWAC system.

        Agent agrees that its approval of a Deposit or Withdrawal Instruction shall be deemed to be the receipt by DTC of a new, reissued or reregistered certificated security on registration of transfer to the name of Cede & Co. for the quantity of Securities evidenced by the Balance Certificate after the Deposit or Withdrawal Instruction is effected.

                                     [LOGO]

              REPRESENTATIONS FOR SECURITIES ELIGIBLE FOR TRANSFER
                            PURSUANT TO REGULATION S
                 WHERE ISSUER HAS REQUESTED A TEMPORARY "CHILL"
                              ON DELIVER ORDERS -
                to be included in DTC Letter of Representations

        Issuer has requested that, with respect to the Securities that are eligible for transfer pursuant to Regulation S, which have been identified by a separate CUSIP number (the "Regulation S Securities"), DTC not effect book-entry deliveries (except deliveries via DTC's DWAC system in Participant accounts maintained by the banks that act as depositaries for Cedel and Euroclear) until ________________, 199__ (, or -- if not specified -- until further notice in the manner set forth below).

        In the event that Issuer desires an extension or shortening of this "Deliver Order Chill," Issuer or Agent shall send DTC a notice requesting that the Deliver Order Chill be eliminated as of a specified date. Such notice shall be sent to DTC by a secure means (e.g., legible telecopy, registered or certified mail, overnight delivery) in a timely manner designed to assure that such notice is in DTC's possession no later than the close of business two business days prior to the date specified for elimination of the Deliver Order Chill. If sent by telecopy, such notice shall be sent to (212) 344-1531 or
(212) 344-1530. Issuer or Agent shall confirm DTC's receipt of such telecopy by telephoning DTC's Underwriting Department at (212) 898-3731. If delivered by hand or sent by mail or overnight delivery, such notice shall be sent to:

                        Manager; Eligibility Section
                        Underwriting Department
                        The Depository Trust Company
                        55 Water Street, 50th Floor
                        New York, NY 10041-0099

                                     [LOGO]

              REPRESENTATIONS FOR PRO RATA REDUCTION OF PRINCIPAL
                  To be included in Letter of Representations

        In the event of a pro rata reduction of principal, Trustee/Agent shall send DTC written notice with respect to the dollar amount per $1,000 original face value (or other minimum authorized denomination (if less than $1,000 face value) payable on each payment date allocated as the interest and principal portions thereof preferably 5, but not less than 2, business days prior to such payment date. Such notices, which shall clearly indicate that they relate to a pro rata reduction of principal and which shall also contain the current pool factor or ratio and Trustee/Agent contact's name and telephone number, shall be sent by telecopy to DTC's Dividend Department at (212) 709-1723, or by mail or by any other means to:

                        Manager's Announcements
                        Dividend Department
                        7 Hanover Square, 22nd Floor
                        New York, NY 10004-2695

                                   [DTC LOGO]

                REPRESENTATION FOR ERISA-RESTRICTED SECURITIES - to be included in DTC Letter of Representations


     Issuer and agent recognize that DTC does not in any way undertake to, and shall not have any responsibility to, monitor or ascertain whether a transfer of Securities could give rise to a transaction prohibited or not otherwise permissible under the Employee Retirement Income Security Act of 1974 or under
Section 4975 of the Internal Revenue Code of 1986. Issuer and Agent acknowledge that: a) so long as Cede & Co. is the sole record owner of the Securities, it shall be entitled to all voting rights in respect thereof and to receive the full amount of all principal, premium, if any, and interest payable with respect thereto; and b) DTC shall treat any DTC Participant having Securities credited to its DTC accounts as entitled to the full benefits of ownership of such Securities even if the crediting of such Securities to the DTC accounts of such Participant results from transfers or failures to transfer in violation of such laws. (The treatment by DTC of the effects of the crediting by it of Securities to the accounts of DTC Participants shall not affect the rights of Issuer or purchasers, sellers, or holders of Securities against any DTC Participant.)

                                     [LOGO]

                Representations for Change of Control Provision
                To be included in DTC Letter of Representations

     It is understood that if the holders of the Securities shall at any time have the right to tender the Securities to Issuer and require that Issuer repurchase such holders' Securities pursuant to the Document and Cede & Co., as nominee of DTC, or its registered assigns, as the record owner, is entitled to tender the Securities, such tenders will be effected by means of DTC's Repayment Option Procedures. Under the Repayment Option Procedures, DTC will receive during the applicable tender period instructions from its Participants to tender Securities for purchase. The undersigned agree that such tender for purchase may be made by DTC by means of a book-entry credit of such Securities to the account of Trustee, as agent for Issuer, provided that such credit is made on or before the final day of the applicable tender period. DTC agrees that promptly after the recording of any such book-entry credit, it will provide to Trustee, as agent for Issuer, as Agent Receipt and Confirmation or the equivalent in accordance with the Repayment Option Procedures; identifying the Securities and the aggregate principal amount thereof as to which such tender for purchase has been made.

     Trustee or Issuer shall send DTC a notice regarding such optional tender by hand or by a secure means (e.g. legible facsimile transmission, registered or certified mail, overnight delivery) in a timely manner designed to assure that such notice is in DTC's possession no later than the close of business two business days before the Publication Date. The Publication Date shall be not less than 15 days prior to the expiration date of the applicable tender period. Such notice shall state whether any partial redemption of the Securities is scheduled to occur during the applicable optional tender period.

     If delivered by hand or sent by mail or overnight delivery, such notice shall be sent to:

                         Supervisor, Put Bond Unit
                         Reorganization Department
                         The Depository Trust Company
                         7 Hanover Square - 23rd Floor
                         New York, NY 10004-2695

If sent by facsimile transmission, such notice shall be sent to (212) 709-6895. Trustee or Issuer shall confirm DTC's receipt of such facsimile transmission by telephoning (212) 709-1470.

                                                                       EXHIBIT C

                      THIS CERTIFICATE IS NOT TRANSFERABLE
                      EXCEPT AS PROVIDED IN THE DECLARATION

                       FORM OF COMMON SECURITY CERTIFICATE

                           [FORM OF FACE OF SECURITY]

THE COMMON SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR ANY STATE SECURITIES LAWS OR ANY OTHER APPLICABLE SECURITIES LAW. NEITHER THIS COMMON SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, REGISTRATION.

THE HOLDER OF THIS COMMON SECURITY BY ITS ACCEPTANCE HEREOF AGREES TO OFFER, SELL OR OTHERWISE TRANSFER THIS COMMON SECURITY, PRIOR TO THE DATE (THE "RESALE RESTRICTION TERMINATION DATE") WHICH IS TWO YEARS AFTER THE LATER OF THE ORIGINAL ISSUANCE DATE HEREOF AND THE LAST DATE ON WHICH THE TRUST OR ANY "AFFILIATE" OF THE TRUST WAS THE OWNER OF THIS COMMON SECURITY (OR ANY PREDECESSOR OF THIS COMMON SECURITY) ONLY (A) TO THE TRUST, (B) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) SO LONG AS TIES COMMON SECURITY IS ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT ("RULE 144A"), TO A PERSON IT REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A) THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE OF RULE 144A,
(D) PURSUANT TO OFFERS AND SALES TO NON-UNITED STATES PERSONS THAT OCCUR OUTSIDE THE UNITED STATES WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT,
(E) TO AN INSTITUTIONAL "ACCREDITED INVESTOR" WITHIN THE MEANING OF SUBPARAGRAPH
(A)(1), (2), (3) OR (7) OF RULE 501 UNDER THE SECURITIES ACT THAT IS ACQUIRING THIS COMMON SECURITY FOR ITS OWN ACCOUNT, OR FOR THE ACCOUNT OF SUCH AN INSTITUTIONAL ACCREDITED INVESTOR, FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO, OR FOR OFFER OR SALE IN CONNECTION WITH, ANY DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT OR (F) PURSUANT TO ANY OTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS UNDER THE SECURITIES ACT, SUBJECT TO THE RIGHT OF THE TRUST AND THE SPONSOR PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER (i) PURSUANT TO CLAUSE (D), (E) OR (F) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATIONS AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM AND (ii) PURSUANT TO CLAUSE (E) TO REQUIRE THAT THE TRANSFEROR DELIVER TO THE TRUST A LETTER FROM THE TRANSFEREE SUBSTANTIALLY IN THE FORM OF ANNEX A TO THE OFFERING MEMORANDUM DATED NOVEMBER 26, 1997. SUCH HOLDER FURTHER AGREES THAT IT DELIVER TO EACH PERSON TO WHOM THIS COMMON SECURITY IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND.

                                   Exhibit C-1

Certificate Number                                 Number of Common Securities
    C-1

                    Certificate Evidencing Common Securities

                                       of

                        Superior National Capital Trust I

                            10 3/4% Common Securities
               (liquidation amount $1,000.00 per Common Security)

          Superior National Capital Trust I, a statutory business trust created under the laws of the State of Delaware (the "Trust"), hereby certifies that Superior National Insurance Group, Inc. (the "Holder") is the registered owner of three thousand two-hundred forty-eight (3,248) common securities of the Trust representing beneficial ownership interest in the Trust and designated the 10 3/4% Common Securities (liquidation amount $1,000.00 per Common Security)(the "Common Securities"). Except as provided in Section 5.5 of the Declaration (as defined below) the Common Securities are not transferable and any attempted transfer hereof shall be void. The designations, rights, privileges, restrictions, preferences and other terms and provisions of the Common Securities are set forth in, and this certificate and the Common Securities represented hereby are issued and shall in all respects be subject to the terms and provisions of, the Amended and Restated Declaration of Trust of Superior National Capital Trust I dated as of December 3, 1997, as the same may be amended from time to time (the "Declaration"), including the designation of the terms of the Common Securities as set forth therein. The Trust will furnish a copy of the Declaration to the Holder without charge upon written request to the Trust at its principal place of business or registered office.

               Upon receipt of this certificate, the Holder is bound by the Declaration and is entitled to the benefits thereunder.

               IN WITNESS WHEREOF, one of the Company Trustees of the Trust has executed this certificate this _____ day of __________, 1997.

                                  SUPERIOR NATIONAL CAPITAL TRUST I


                                  By: _________________________________________

                                  Name: _______________________________________
                                  Title:   Company Trustee


                                   Exhibit C-2

                           FORM OF REVERSE OF SECURITY

               Distributions payable on each Common Security will be fixed at a rate per annum of 10 3/4% (the "Coupon Rate") of the Liquidation Amount of $ 1,000 per Common Security, such rate being the rate of interest payable on the Notes to be held by the Preferred Trustee. Distributions in arrears for more than one semi-annual period will bear interest thereon compounded semi-annually at the Coupon Rate (to the extent permitted by applicable law). The term "Distributions," as used herein, includes such cash distributions and any such interest payable unless otherwise stated. A Distribution is payable only to the extent that payments are made in respect of the Notes held by the Preferred Trustee and to the extent the Preferred Trustee has funds on hand legally available therefor.

               Distributions on the Common Securities will be cumulative, will accumulate from the most recent date to which Distributions have been paid and will be payable semi-annually in arrears on June 1 and December 1 of each year, commencing on June 1, 1998, except as otherwise described below and in the Declaration. Distributions will be computed on the basis of a 360-day year constituting twelve 30-day months and, for any period of less than a full calendar month, the number of days elapsed in such month. As long as no Event of Default has occurred and is continuing under the Indenture, the issuer of the Note ("Note Issuer") has the right under the Indenture to defer payments of interest by extending the interest payment period at any time and from time to time on the Notes for a period not exceeding 10 consecutive calendar semi-annual periods (each an "Extension Period"), provided that no Extension Period shall extend beyond the Maturity Date of the Notes. As a consequence of such deferral, Distributions will also be deferred. Despite such deferral, semi-annual Distributions will continue to accumulate with interest thereon (to the extent permitted by applicable law, but not at a rate exceeding the rate of interest then accruing on the Notes) at the Coupon Rate compounded semi-annually during any such Extension Period. Prior to the termination of any such Extension Period, the Note Issuer may further defer payments of interest by further extending such Extension Period, provided that such Extension Periods, together with all such previous and further extensions within such Extension Period may not exceed 10 consecutive semi-annual periods, including the first semi-annual period during such Extension Period, or extend beyond the Maturity Date of the Notes. Payments of Distributions that have accumulated during any Extension Period will be payable to Holders as they appear on the books and records of the Trust on the record date for the first scheduled Distribution payment date following the expiration of such Extension Period. Upon the expiration of any Extension Period and the payment of all amounts then due, the Note Issuer may commence a new Extension Period, subject to the above requirements. Capitalized terms used herein and not otherwise defined are used as defined in the Declaration.

               The Company Trustees shall, at the direction of the Sponsor, at any time dissolve and liquidate the Trust and, after satisfaction of liabilities to creditors of the Trust, cause the Notes to be distributed to the holders of the Securities in liquidation of the Trust or simultaneously with any redemption of the Notes, cause a Like Amount of the Securities to be redeemed by the Trust.

               The Common Securities shall be redeemable as provided in the Declaration.

                                   Exhibit C-3

                                   ASSIGNMENT

               FOR VALUE RECEIVED, the undersigned assigns and transfers this Common Security to:

_______________________________________________________________________________

_______________________________________________________________________________

_______________________________________________________________________________
               (Insert assignee's social security or tax identification number)






_______________________________________________________________________________

_______________________________________________________________________________

_______________________________________________________________________________
                           (Insert address and zip code of assignee)

and irrevocably appoints

_______________________________________________________________________________

_______________________________________________________________________________

_______________________________________________________________________________


agent to transfer this Common Securities Certificate on the books of the Trust. The agent may substitute another to act for him or her.

Date:______________________________

Signature: ___________________________________________________ (Sign exactly as your name appears on the other side of this Common Securities Certificate)



_______________________________________________________________________________
               The signature(s) should be guaranteed by an eligible guarantor institution (banks, stockbrokers, savings and loan associations and credit unions with membership in an approved signature guarantee medallion program), pursuant to S.E.C. Rule 17Ad-15.

                                   Exhibit C-4

[Include the following if the Common Security bears a Restricted Securities Legend]

In connection with any transfer of any of the Common Securities evidenced by this certificate, the undersigned confirms that such Common Securities are being:

Check one box below

         [ ]   (1)    exchanged for the undersigned's own account without
                      transfer; or

         [ ]   (2)    transferred pursuant to and in compliance with Rule 144A
                      under the Securities Act of 1933, as amended; or

         [ ]   (3)    transferred to an institutional "accredited investor"
                      within the meaning of subparagraph (a)(1), (2), (3) or (7) of Rule 501 under the Securities Act of 1933, as amended, that is acquiring the Common Securities for its own account, or for the account of such an institutional
                      "accredited investor," for investment purposes and not with a view to, or for offer or sale in connection with, any distribution in violation of the Securities Act of 1933, as amended; or

         [ ]   (4)    transferred pursuant to another available exemption
                      from the registration requirements of the Securities Act of 1933, as amended; or

         [ ]   (5)    transferred pursuant to an effective registration
                      statement.

unless one of the boxes is checked, the Securities Registrar will refuse to register any of the Common Securities evidenced by this certificate in the name of any person other than the registered Holder thereof; provided, however, that if box (3), (4) or (5) is checked, the Securities Registrar may require, prior to registering any such transfer of the Common Securities such legal opinions, certifications and other information as the trust has reasonably requested to confirm that such transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933, as amended, such as the exemption provided by Rule 144 under such Act; provided, further, that (i) if box (2) is checked, the transferee must also certify that it is a qualified institutional buyer as defined in Rule 144A or
(ii) if box (4) is checked, the transferee must also provide to the Securities Registrar a Transferee Letter of Representation in the form attached to the Offering Memorandum dated November 26, 1997.


Date: _________________________

Signature: ___________________________________________________ (Sign exactly as your name appears on the other side of this Common Security)

                                   Exhibit C-5

                                                                       EXHIBIT D

                     FORM OF PREFERRED SECURITY CERTIFICATE

                           [FORM OF FACE OF SECURITY]

[IF THIS GLOBAL SECURITY IS A GLOBAL PREFERRED SECURITY INSERT: THIS PREFERRED SECURITY IS A GLOBAL PREFERRED SECURITY WITHIN THE MEANING OF THE DECLARATION HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE DEPOSITORY TRUST COMPANY (THE "CLEARING AGENCY") OR A NOMINEE OF THE CLEARING AGENCY. THIS PREFERRED SECURITY IS EXCHANGEABLE FOR PREFERRED SECURITIES REGISTERED IN THE NAME OF A PERSON OTHER THE CLEARING AGENCY OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE DECLARATION AND NO TRANSFER OF THIS PREFERRED SECURITY (OTHER THAN A TRANSFER OF THIS PREFERRED SECURITY AS A WHOLE BY THE CLEARING AGENCY TO A NOMINEE OF THE CLEARING AGENCY OR BY A NOMINEE OF THE CLEARING AGENCY TO ANOTHER NOMINEE OF THE CLEARING AGENCY) MAY BE REGISTERED EXCEPT IN LIMITED CIRCUMSTANCES.]

[IF THIS GLOBAL SECURITY IS A RESTRICTED GLOBAL SECURITY INSERT: UNLESS THIS PREFERRED SECURITY IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (55 WATER STREET, NEW YORK, NEW YORK) TO THE TRUST OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, ANY PREFERRED SECURITY ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT HEREON IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY A PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

THE PREFERRED SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR ANY STATE SECURITIES LAWS OR ANY OTHER APPLICABLE SECURITIES LAW. NEITHER THIS PREFERRED SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, REGISTRATION.

THE HOLDER OF THIS PREFERRED SECURITY BY ITS ACCEPTANCE HEREOF AGREES TO OFFER, SELL OR OTHERWISE TRANSFER THIS PREFERRED SECURITY, PRIOR TO THE DATE (THE "RESALE RESTRICTION TERMINATION DATE") WHICH IS TWO YEARS AFTER THE LATER OF THE ORIGINAL ISSUANCE DATE HEREOF AND THE LAST DATE ON WHICH THE TRUST OR ANY "AFFILIATE" OF THE TRUST WAS THE OWNER OF THIS PREFERRED SECURITY (OR ANY PREDECESSOR OF THIS PREFERRED SECURITY) ONLY (A) TO THE TRUST, (B) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) SO LONG AS THIS PREFERRED SECURITY IS ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT ("RULE 144A"), TO A PERSON IT REASONABLY BELIEVES IS A "QUALIFIED

                                   Exhibit D-1

INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A) THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (D) PURSUANT TO OFFERS AND SALES TO NON-UNITED STATES PERSONS THAT OCCUR OUTSIDE THE UNITED STATES WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT, (E) TO AN INSTITUTIONAL "ACCREDITED INVESTOR" WITHIN THE MEANING OF SUBPARAGRAPH (A)(1),
(2), (3) OR (7) OF RULE 501 UNDER THE SECURITIES ACT THAT IS ACQUIRING THIS PREFERRED SECURITY FOR ITS OWN ACCOUNT, OR FOR THE ACCOUNT OF SUCH AN INSTITUTIONAL ACCREDITED INVESTOR, FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO, OR FOR OFFER OR SALE IN CONNECTION WITH, ANY DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT OR (F) PURSUANT TO ANY OTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS UNDER THE SECURITIES ACT, SUBJECT TO THE RIGHT OF THE TRUST AND THE SPONSOR PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER (i) PURSUANT TO CLAUSE (D), (E) OR (F) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATIONS AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM AND (ii) PURSUANT TO CLAUSE (E) TO REQUIRE THAT THE TRANSFEROR DELIVER TO THE TRUST A LETTER FROM THE TRANSFEREE SUBSTANTIALLY IN THE FORM OF ANNEX A TO THE OFFERING MEMORANDUM DATED NOVEMBER 26, 1997. SUCH HOLDER FURTHER AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THIS PREFERRED SECURITY IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND.

[IF THIS GLOBAL SECURITY IS A REGULATION S GLOBAL SECURITY, INSERT: THIS PREFERRED SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT AND MAY NOT BE OFFERED OR SOLD WITHIN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, UNITED STATES PERSONS UNLESS REGISTERED UNDER THE SECURITIES ACT OR AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT IS AVAILABLE.]


                                   Exhibit D-2

CERTIFICATE NUMBER                               NUMBER OF PREFERRED SECURITIES

                                    CUSIP NO.

                   CERTIFICATE EVIDENCING PREFERRED SECURITIES

                                       OF


                        SUPERIOR NATIONAL CAPITAL TRUST I

                       10 3/4% TRUST PREFERRED SECURITIES
              (LIQUIDATION AMOUNT $1,000.00 PER PREFERRED SECURITY)

         Superior National Capital Trust I, a statutory business trust created under the laws of the State of Delaware (the "Trust"), hereby certifies that _____________ (the "Holder") is the registered owner of____( ) preferred securities of the Trust representing an undivided beneficial ownership interest in the assets of the Trust and designated the Superior National Capital Trust I 10 3/4% Trust Preferred Securities (liquidation amount $1,000.00 per Preferred Security) (the "Preferred Securities"). The Preferred Securities are transferable on the books and records of the Trust, in person or by a duly authorized attorney, upon surrender of this certificate duly endorsed and in proper form for transfer as provided in the Declaration (as defined below). The designations, rights, privileges, restrictions, preferences and other terms and provisions of the Preferred Securities are set forth in, and this certificate and the Preferred Securities represented hereby are issued and shall in all respects be subject to the terms and provision of, the Amended and Restated Declaration of Trust of Superior National Capital Trust I dated as of December 3, 1997, as the same may be amended from time to time (the "Declaration"), including the designation of the terms of Preferred Securities as set forth therein. The Holder is entitled to the benefits of the Guarantee Agreement entered into by Superior National Insurance Group, Inc., a Delaware corporation, and Wilmington Trust Company, as guarantee trustee, dated as of December 3, 1997, (the "Company Guarantee"), to the extent provided therein. The Trust will furnish a copy of the Declaration and the Company Guarantee to the Holder without charge upon written request to the Trust at its principal place of business or registered office.

         Upon receipt of this certificate, the Holder is bound by the Declaration and is entitled to the benefits thereunder.


                                   Exhibit D-3

         IN WITNESS WHEREOF, one of the Company Trustees of the Trust has executed this certificate this 3rd day of December, 1997.


                                          SUPERIOR NATIONAL CAPITAL TRUST I


                                          By: _________________________________

                                          Name: _______________________________
                                          Title:   Company Trustee


                PREFERRED TRUSTEE'S CERTIFICATE OF AUTHENTICATION

         This is one of the Preferred Securities referred to in the within-mentioned Declaration.



Dated____________________                 WILMINGTON TRUST COMPANY,
                                          as Preferred Trustee


                                          By: _________________________________
                                                   Authorized Signatory

                                   Exhibit D-4

                           FORM OF REVERSE OF SECURITY

         Distributions payable on each Preferred Security will be fixed at a rate per annum of 10 3/4% (the "Coupon Rate") of the Liquidation Amount of $1,000 per Preferred Security, such rate being the rate of interest payable on the Notes to be held by the Preferred Trustee. Distributions in arrears for more than one semi-annual period will bear interest thereon compounded semiannually at the Coupon Rate (to the extent permitted by applicable law). The term "Distributions," as used herein, includes such cash distributions and any such interest payable unless otherwise stated. A Distribution is payable only to the extent that payments are made in respect of the Notes held by the Preferred Trustee and to the extent that the payments are made in respect of the Notes held by the Preferred Trustee and to the extent the Preferred Trustee has funds on hand legally available therefor.

         Distributions on the Preferred Securities will be cumulative, will accumulate from the most recent date to which Distributions have been paid and will be payable semiannually in arrears on June 1 and December 1 of each year, commencing on June 1, 1998, except as otherwise described below and in the Declaration. Distributions will be computed on the basis of a 360-day year consisting of twelve 30-day months and, for any period of less than a full calendar month, the number of days elapsed in such month. As long as no Event of Default has occurred and is continuing under the Indenture, the issuer of the Note ("Note Issuer") has the right under the Indenture to defer payments of interest by extending the interest payment period at any time and from time to time on the Notes for a period not exceeding 10 consecutive calendar semi-annual periods (each an "Extension Period"), provided that no Extension Period shall extend beyond the Maturity Date of the Notes. As a consequence of such deferral, Distributions will also be deferred. Despite such deferral, semi-annual Distributions will continue to accumulate with interest thereon (to the extent permitted by applicable law, but not at a rate exceeding the rate of interest then accruing on the Notes) at the Coupon Rate compounded semi-annually during any such Extension Period. Prior to the termination of any such Extension Period, the Note Issuer may further defer payments of interest by further extending such Extension Period; provided that such Extension Periods, together with all such previous and further extensions within such Extension Period may not exceed 10 consecutive semi-annual periods, including the first semi-annual period during such Extension Period, or extend beyond the Maturity Date of the Notes. Payments of Distributions that have accumulated during any Extension Period will be payable to Holders as they appear on the books and records of the Trust on the record date for the first scheduled Distribution payment date following the expiration of such Extension Period. Upon the expiration of any Extension Period and the payment of all amounts then due, the Note Issuer may commence a new Extension Period, subject to the above requirements. Capitalized terms used herein and not otherwise defined are used as defined in the Declaration.

         The Company Trustees shall, at the direction of the Sponsor, at any time dissolve and liquidate the Trust and, after satisfaction of liabilities to creditors of the Trust, cause the Notes to be distributed to the holders of the Securities in liquidation of the Trust or simultaneously with any redemption of the Notes, cause a Like Amount of the Securities to be redeemed by the Trust.

         The Preferred Securities shall be redeemable as provided in the Declaration.
                                   Exhibit D-5

                                   ASSIGNMENT

         FOR VALUE RECEIVED, the undersigned assigns and transfers this Common Security to:


_______________________________________________________________________________

_______________________________________________________________________________

_______________________________________________________________________________
               (Insert assignee's social security or tax identification number)







_______________________________________________________________________________

_______________________________________________________________________________

_______________________________________________________________________________
                           (Insert address and zip code of assignee)

and irrevocably appoints


_______________________________________________________________________________

_______________________________________________________________________________

_______________________________________________________________________________
agent to transfer this Preferred Securities Certificate on the books of the Trust. The agent may substitute another to act for him or her.

Date: _________________________

Signature: ___________________________________________________ (Sign exactly as your name appears on the other side of this Preferred Securities Certificate)


_______________________________________________________________________________
         The signature(s) should be guaranteed by an eligible guarantor institution (banks, stockbrokers, savings and loan associations and credit unions with membership in an approved signature guarantee medallion program), pursuant to S.E.C. Rule 17Ad-15.

                                   Exhibit D-6

[Include the following if the Preferred Security bears a Restricted Securities Legend]

In connection with any transfer of any of the Preferred Securities evidenced by this certificate, the undersigned confirms that such Preferred Securities are being:

Check one box below

         [ ]   (1)    exchanged for the undersigned's own account without
                      transfer, or

         [ ]   (2)    transferred pursuant to and in compliance with Rule 144A
                      under the Securities Act of 1933, as amended; or

         [ ]   (3)    transferred to an institutional "accredited investor"
                      within the meaning of subparagraph (a)(1), (2), (3) or (7) of Rule 501 under the Securities Act of 1933, as amended, that is acquiring the Preferred Securities for its own account, or for the account of such an institutional
                      "accredited investor," for investment purposes and not with a view to, or for offer or sale in connection with, any distribution in violation of the Securities Act of 1933, as amended; or

         [ ]   (4)    transferred pursuant to another available exemption
                      from the registration requirements of the Securities Act of 1933, as amended; or

         [ ]   (5)    transferred pursuant to an effective registration
                      statement.

unless one of the boxes is checked, the Securities Registrar will refuse to register any of the Preferred Securities evidenced by this certificate in the name of any person other than the registered Holder thereof; provided, however, that if box (3), (4) or (5) is checked, the Securities Registrar may require, prior to registering any such transfer of the Preferred Securities such legal opinions, certifications and other information as the Trust has reasonably requested to confirm that such transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933, as amended, such as the exemption provided by Rule 144 under such Act; provided, further, that (i) if box (2) is checked, the transferee must also certify that it is a qualified institutional buyer as defined in Rule 144A or (ii) if box (4) is checked, the transferee must also provide to the Securities Registrar a Transferee Letter of Representation in the form attached to the Offering Memorandum dated November 26, 1997.


Date: __________________________


Signature: ___________________________________________________ (Sign exactly as your name appears on the other side of this Preferred Security)

                                   Exhibit D-7